                                                                     EXHIBIT 3.1

                           ASSET PURCHASE AGREEMENT


                                By and Between


                           LOUISIANA UNWIRED L.L.C.,
                                    Seller


                                      AND


                             SBA PROPERTIES, INC.,
                                   Purchaser


                      ____________________________________

                          Dated as of December 18, 2000

                      ____________________________________

                                TABLE OF CONTENTS

AGREEMENT.....................................................................................................    5

ARTICLE I-DEFINITIONS.........................................................................................    5

   1.1   Defined Terms........................................................................................    5
         -------------

ARTICLE II-PURCHASE AND SALE..................................................................................    8

   2.1   Sale and Purchase of Assets..........................................................................    9
         ---------------------------
   2.2   Purchase Price; Payments.............................................................................    9
         ------------------------
   2.3   Assumption of Certain Obligations and Liabilities....................................................   11
         -------------------------------------------------
   2.4   Closings.............................................................................................   11
         --------
   2.5   Execution and Delivery of Closing Documents; Other Deliveries........................................   12
         -------------------------------------------------------------
   2.6   Structural and Environmental Review Period; Put Back Rights..........................................   12
         -----------------------------------------------------------
   2.7   Tower Exclusion Adjustment...........................................................................   14
         --------------------------
   2.8   Notice and Option Right..............................................................................   14
         -----------------------
   2.9   Allocation of Transfer, Property and Other Taxes.....................................................   14
         ------------------------------------------------

ARTICLE III-REPRESENTATIONS AND WARRANTIES OF SELLER..........................................................   15

   3.1   Organization And Good Standing; Power And Authority; Authorization And Validity......................   15
         -------------------------------------------------------------------------------
   3.2   Title; Assets........................................................................................   15
         -------------
   3.3   Commitments..........................................................................................   16
         -----------
   3.4   No Violation; Restrictions, Required Licenses, Permits, Etc..........................................   16
         -----------------------------------------------------------
   3.5   Taxes................................................................................................   16
         -----
   3.6   Consents.............................................................................................   17
         --------
   3.7   Financial and Tax Information........................................................................   17
         -----------------------------
   3.8   Litigation...........................................................................................   17
         ----------
   3.9   Environmental Matters................................................................................   17
         ---------------------
   3.10     Real Estate Matters...............................................................................   17
            -------------------
   3.11     Antenna Site Agreements...........................................................................   18
            -----------------------
   3.12     Brokers' Fees.....................................................................................   18
            -------------
   3.13     Compliance with Laws; Approvals...................................................................   19
            -------------------------------
   3.14     Disclosure........................................................................................   19
            ----------
   3.15     Mechanic's Liens..................................................................................   19
            ----------------

ARTICLE IV-REPRESENTATION AND WARRANTIES OF PURCHASER.........................................................   19

   4.1   Organization and Good Standing; Power and Authority; Authorization and Validity......................   19
         -------------------------------------------------------------------------------
   4.2   No Conflict..........................................................................................   19
         -----------
   4.3   Consents.............................................................................................   19
         --------
   4.4   Brokers..............................................................................................   20
         -------
   4.5   Financial Qualifications.............................................................................   20
         ------------------------
   4.6   Solvency.............................................................................................   20
         --------
   4.7   Disclosure...........................................................................................   20
         ----------
   4.8   Litigation...........................................................................................   20
         ----------

ARTICLE V-COVENANTS...........................................................................................   20

   5.1   Cooperation..........................................................................................   20
         -----------
   5.2   Confidentiality......................................................................................   20
         ---------------
   5.3   Conduct of Business Before Closing Date..............................................................   21
         ---------------------------------------
   5.4   Access...............................................................................................   21
         ------
   5.5   Notice Of Material Change............................................................................   21
         -------------------------
   5.6   Seller's Employee Benefits...........................................................................   21
         --------------------------
   5.7   Post Closing Audits..................................................................................   21
         -------------------
   5.8   Legal Descriptions...................................................................................   22
         ------------------
   5.9   Title Insurance......................................................................................   22
         ---------------
   5.10     Ground Leases.....................................................................................   22
            -------------
   5.11     Exclusivity.......................................................................................   22
            -----------
   5.12     Further Assurances................................................................................   22
            ------------------
   5.13     Acquisition of Future Towers......................................................................   22
            ----------------------------
   5.14     Tower Construction................................................................................   23
            ------------------
   5.15     Hsr Act Compliance................................................................................   23
            ------------------
   5.16     Condition of Assets; Intended Use.................................................................   24
            ---------------------------------
   5.17     Nonassignable Contracts...........................................................................   24
            -----------------------
   5.18     Casualty Sites....................................................................................   24
            --------------
   5.19     Zoning Inquiries..................................................................................   24
            ----------------

ARTICLE VI-PURCHASER'S CONDITIONS PRECEDENT...................................................................   25

   6.1   Representations and Warranties.......................................................................   25
         ------------------------------
   6.2   Covenants............................................................................................   25
         ---------
   6.3   Proceedings..........................................................................................   25
         -----------
   6.4   No Material Adverse Change...........................................................................   25
         --------------------------
   6.5   Consents.............................................................................................   25
         --------
   6.6   Legal  Descriptions, Surveys and Title Policies......................................................   26
         -----------------------------------------------
   6.7   Lease Documentation..................................................................................   26
         -------------------
   6.8   Estoppel and Consent.................................................................................   26
         --------------------
   6.9   Easements............................................................................................   26
         ---------
   6.10     Certificate.......................................................................................   26
            -----------
   6.11     Release of Seller Indebtedness....................................................................   26
            ------------------------------
   6.12     Title Policies....................................................................................   26
            --------------
   6.13     Ground Leases.....................................................................................   26
            -------------
   6.14     All Conditions Satisfied..........................................................................   27
            ------------------------
   6.15     Financing Condition...............................................................................   26
            -------------------

ARTICLE VII- SELLER'S CONDITIONS PRECEDENT....................................................................   27

   7.1   Representations And Warranties.......................................................................   27
         ------------------------------
   7.2   Covenants............................................................................................   27
         ---------
   7.3   Proceedings..........................................................................................   27
         -----------
   7.4   Consents.............................................................................................   27
         --------
   7.6   Certificate..........................................................................................   27
         -----------
   7.7   All Conditions Satisfied.............................................................................   27
         ------------------------
   7.8   Nondisturbance Agreement.............................................................................   28
         ------------------------

ARTICLE VIII-INDEMNIFICATION; REMEDIES........................................................................   28

   8.1   Indemnity............................................................................................   28
         ---------
   8.2   Indemnification Conditions...........................................................................   28
         --------------------------
   8.3   Specific Performance and Other Remedies..............................................................   29
         ---------------------------------------
   8.4   Reliance on and Survival of Representations, Warranties, and Covenants...............................   29
         ----------------------------------------------------------------------

ARTICLE IX-TERMINATION........................................................................................   30

   9.1   Termination by Purchaser.............................................................................   30
         ------------------------
   9.2   Termination by Seller................................................................................   30
         ---------------------
   9.3   Exclusion of Certain Towers..........................................................................   30
         ---------------------------

ARTICLE X-MISCELLANEOUS.......................................................................................   31

   10.1    Amendment..........................................................................................   31
           ---------
   10.2    Assignment........................................................................................    31
           ----------
   10.3    Amendments; Remedies..............................................................................    31
           --------------------
   10.4    Notices...........................................................................................    31
           -------
   10.5    Entire Agreement..................................................................................    32
           ----------------
   10.6    Costs And Expenses................................................................................    32
           ------------------
   10.7    Severability......................................................................................    32
           ------------
   10.8    Governing Law.....................................................................................    32
           -------------
   10.10   Counterparts......................................................................................    32
           ------------

                           ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT (this "Agreement") Agreement, dated as of
                                              ---------
December 18, 2000 (the "Effective Date" , is by and between SBA Properties,
                        --------------
Inc., a Florida corporation ("Purchaser"), and Louisiana Unwired L.L.C., a
                              ---------
Louisiana limited liability company ("Seller").
                                      ------

                                   RECITALS

          A. Seller owns and operates communication towers and associated equipment, land, ground leases and leases of tower space to tower tenants, as more particularly described in this Agreement.

          B. Seller is constructing or plans to construct additional communication towers which Seller also will own and operate.

          C. Purchaser is involved in the ownership, management, construction, operation and maintenance of communication towers.

          D. Seller desires to sell, and Purchaser desires to purchase, the existing assets referenced in the first recital hereof as well as the planned or future assets described in the second recital hereof (excluding PCS Assets, as hereinafter defined), all in accordance with the terms and conditions of this Agreement.

          E. Seller also plans to construct additional towers, which Seller shall have the obligation to offer for sale exclusively to Purchaser and which Purchaser shall have the option to purchase, all in accordance with the terms and conditions of this Agreement.

          F. In an effort to close at least one hundred twenty-seven (127) Towers (as defined herein) within calendar year 2000 in accordance with the terms and conditions of this Agreement, Seller and Purchaser have agreed to close such Towers prior to Purchaser's confirmation that all Conditions Precedent contained in Article VI of this Agreement have been satisfied and, accordingly, Purchaser shall retain certain put back rights with respect to such Towers as described in this Agreement.

          G. In connection therewith and subsequent thereto, Purchaser and Seller shall enter into an Antenna Site Agreement (as defined herein) with respect to each of the Towers whereby Purchaser shall lease to Seller, and Seller shall lease from Purchaser, space on each of the Towers (as defined herein) included in the Assets (as defined herein).

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual representations, warranties, and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties to this Agreement agree as follows:

                             ARTICLE I-DEFINITIONS

         1.1   Defined Terms. The following terms shall have the meanings
               -------------
ascribed thereto.

               (a)  "Affiliate" means, with respect to any Person, any other
                     ---------
Person that, directly or indirectly, through one or more intermediaries, controls, has the right to control (in fact or by agreement), is controlled by, or is under common control with, such Person.

               (b)  "Antenna Site Agreement" means the Antenna Site Agreement
                     ----------------------
substantially in the form attached hereto as Exhibit B that Seller and Purchaser shall execute for each of the Towers sold pursuant to this Agreement.

               (c)  "Applicable Laws" means any law, rule, regulation, order,
                     ---------------
judgment, or determination of any governmental authority (or any restrictive covenant or deed restriction, recorded or otherwise) applicable to the Seller and/or the Assets, including without limitation the rules and regulations of the FAA and the FCC.

               (d)  "Assets" means: (i) all of Seller's leasehold interest in
                     ------
the Land, and all Improvements, fixtures, and fittings thereon, and easements, rights, and appurtenants thereto (such as appurtenant rights in and to public rights-of-way, and other streets), (ii) the Towers and all tangible personal property related to the design, operation, and maintenance of the Towers, (iii) the Ground Leases, (iv) all Tower Leases, and (v) all of the following related to the foregoing: (A) claims, deposits (except for funds deducted from the Closing Prices pursuant to Section 2.2), prepayments (except for funds deducted from the Closing Prices pursuant to Section 2.2), refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of Taxes), (B) approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies, (C) books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, specifications, creative materials, advertising and promotional materials, studies, reports, and other printed, electronic, or written materials related to the Assets, and (D) all currently existing and hereafter arising proceeds of the foregoing; provided, however, that the foregoing shall specifically exclude the PCS Assets.

               (e)  "Assumed Commitments" has the meaning set forth in Section
                     -------------------
2.3.

               (f)  "Casualty Site" means a Tower with respect to which a Force
                     -------------
Majeure event or occurrence in the nature of a casualty typically insured against through casualty insurance (excluding ordinary course deterioration or ordinary wear and tear) has occurred following the date hereof, which event or occurrence rendered such Tower unusable as a communications tower and would cost over $25,000 to bring the condition of such Tower to its condition immediately prior to such event or occurrence.

               (g)  "Closing" means any of the First Closing, Second Closing or
                     -------
Future Closings.

               (h)  "Closing Date" means the day on which a Closing occurs.
                     ------------

               (i)  "Closing Price" means, with respect to each Closing, the
                     -------------
product of the Purchase Price times the number of Towers included in the Assets to be sold at such Closing, as adjusted in accordance with Section 2.2(d) hereof.

               (j)  "Consent" means any authorization, consent, approval,
                     -------
permit, or license of, or filing with, any governmental or public body or authority, any lender or lessor, any franchisor, or any other person or entity.

               (k)  "Current Towers" means up to 300 Towers which are to be
                     --------------
delivered pursuant to the First Closing and the Second Closing, including without limitation, the Towers listed and described on Schedules 1 and 2 attached hereto and made a part hereof.

               (l)  "Damages" means losses, claims, obligations, demands,
                     -------
assessments, penalties, liabilities, costs, damages, interest, and expenses (including attorneys' fees).

               (m)  "Deposit" has the meaning set forth in Section 2.2(b).
                     -------

               (n)  "Easements" means the access and guy wire easements
                     ---------
reasonably deemed necessary by Purchaser.

               (o)  "Environmental, Health, and Safety Laws" means all
                     --------------------------------------
Applicable Laws regarding environmental, health, and safety matters, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of (i) pollutants, (ii) contaminants, or (iii) chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of (i) pollutants, (ii) contaminants, or (iii) chemical, industrial, hazardous, or toxic materials or wastes.

               (p)  "Existing Tower Construction Site" has the meaning set forth
                     --------------------------------
in Section 5.14 hereof.


               (q)  "Expiration Date" has the meaning set forth in Section 5.13
                     ---------------
hereof.


               (r)  "FAA" means the Federal Aviation Administration, an agency
                     ---
of the United States government.

               (s)  "FCC" means the Federal Communications Commission, an agency
                     ---
of the United States government.

               (t)  "First Closing" means the closing of the transactions
                     -------------
contemplated by this Agreement that is to take place in accordance with Section 2.4(a).

               (u)  "Force Majeure" means any act of God, including, without
                     -------------
limitation, earthquake, hurricane, flood, tornado or fire.

               (v)  "Future Closing" means the closing or closings of the
                     --------------
transactions that the parties hereto authorize as contemplated by this Agreement that are to take place in accordance with Section 2.4(d).

               (w)  "Future Towers" means all Towers other than the Current
                     -------------
Towers.

               (x)  "Future Towers Deposit" has the meaning set forth in Section
                     ---------------------
2.2(b).

               (y)  "Ground Leases" means the ground leases that are to be
                     -------------
assigned of record to Purchaser at Closing pertaining to the Real Property where Land is ground leased from third party landlords, as listed on the attached Schedules 1 and 2, which ground leases (or memoranda thereof) shall be in recordable form.

               (z)  "Hazardous Materials" means any toxic substance as defined
                     -------------------
in 15 U.S.C. ss.ss. 2601 et seq., including materials designated as hazardous substances under 42 U.S.C. ss.ss. 9601 et seq. or other Applicable Laws, including without limitation, Environmental Health and Safety Laws, and toxic, radioactive, caustic, or otherwise hazardous substances, including petroleum and its derivatives, asbestos, PCBs, formaldehyde, chlordane, heptachlor, and any substances having any constituent elements displaying any of the foregoing characteristics, whether or not regulated by Applicable Laws.

               (aa) "Improvements" means all Towers, buildings, improvements,
                     ------------
fixtures, machinery, equipment, and other tangible assets forming a part of or located on the Land and relating to the Assets.

               (bb) "Indebtedness" has the meaning set forth in Section 6.12.
                     ------------

               (cc) "Land" means the land described (whether by legal
                     ----
description, site name, or address) on the attached Schedules 1 and 2, which Land is owned by Seller or ground leased by Seller from third party landlords pursuant to the Ground Leases.

               (dd) "Litigation" means any pending, instituted, or threatened
                     ----------
legal action or administrative proceeding or investigation.

               (ee) "Minimum Number" has the meaning set forth in Section 5.13
                     --------------
hereof.

               (ff) "Order" means any continuing court or administrative order,
                     -----
judgment, writ, injunction, or decree applicable specifically to the Assets.

               (gg) "Permitted Encumbrances" means, with respect to the Assets
                     ----------------------
(both individually and collectively), any (i) lien for current real property taxes and assessments not yet due and payable, which shall be prorated in accordance with Section 2.2(d); (ii) covenants, conditions, restrictions, rights of way, easements and other matters of the public record as of the date of recording deemed by Purchaser, in its commercially reasonable discretion, to be acceptable; and (iii) other matters acceptable to Purchaser, in its commercially reasonable discretion, to which like properties are commonly subject and which do not materially interfere with the benefits, use, enjoyment, value or marketability of the Assets.

               (hh)  "Person" means any natural person, corporation,
                      ------
partnership, limited liability company, trust and any other entity or organization of any kind, including governmental or political subdivisions or agencies or instrumentalities thereof.

               (ii)  "PCS Assets" means (i) Seller's wireless phone
                      ----------
communications equipment, whether currently or hereafter located in or on the Real Property including, without limitation, telecommunication equipment such as PCS cabinets, power cabinets, antennae, coax cables, electric power poles, breaker and meter boxes, battery/generator cabinets, multicouplers, multiplexers, GPS antennae, battery back-up equipment and such other equipment now or hereafter attached to any of the Towers pursuant to the Antenna Site Agreements for such Towers, but excluding all Towers, Ground Leases, Tower Leases and Improvements, and (ii) all licenses granted by the FCC that relate to any of the PCS Assets.

               (jj)  "Purchase Price" has the meaning set forth in Section 2.2
                      --------------
hereof.

               (kk)  "Purchaser's Financing Condition" has the meaning set forth
                      -------------------------------
in Section 2.1 hereof.

               (ll)  "Real Property" means the Land, the Improvements, and, if
                      -------------
applicable, the Easements.

               (mm)  "Second Closing" means the closing of the transactions
                      --------------
contemplated by this Agreement that are to take place in accordance with Section 2.4(b) hereof.

               (nn)  "Second Deposit" has the meaning set forth in Section
                      --------------
2.2(b).

               (oo)  "Tax" (and, with correlative meaning, "Taxes" and
                      ---
"Taxable") means any tax of any kind whatsoever, including without limitation federal, state, local or foreign, income, franchise, sales, use, excise, gross receipts, license, payroll, employment, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code of 1986 Sec. 59A, as amended), capital stock, profits, withholding, social security, unemployment, disability, real property, personal property, transfer, registration, or other tax of any kind whatsoever, together with any interest or any penalty, or additional amount imposed by any governmental body (a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign).

               (pp)  "Tower Criteria" means, with respect to each of the Towers,
                      --------------
the criteria described on Exhibit A, attached hereto.

               (qq)  "Tower" means one of the Current Towers or the Future
                      ----
Towers.

               (rr)  "Tower Leases" means all leases or licenses pursuant to
                      ------------
which Seller leases or licenses out space to tenants on the Towers.

               (ss)  "Transfer Taxes" means, collectively, all excise, sales,
                      --------------
use, value added, registration, stamp, recording, documentary, conveyancing, franchise, transfer, gains and similar Taxes.


                          ARTICLE II-PURCHASE AND SALE

     2.1  Sale and Purchase of Assets. On the terms and subject to the
          ---------------------------
conditions set forth herein, at each of the Closings, Seller shall sell, transfer, assign and deliver to Purchaser, and Purchaser agrees to purchase, acquire and accept from Seller, all of Seller's right, title and interest in and to the Assets to be sold at such Closing, free and clear of all liens, claims, and encumbrances of any kind or character except for Permitted Encumbrances. The foregoing notwithstanding, the Assets shall be conveyed in accordance with the following schedule:

          (a) On the Closing Date for the First Closing, all of the Assets listed and described on Schedule 1 attached hereto shall be conveyed at the First Closing, which shall consist of not less than one hundred twenty-seven
(127) of the Current Towers.

          (b) Purchaser agrees that it shall attempt to secure on or before March 31, 2001 financing on terms acceptable to Purchaser in its sole and absolute discretion adequate to purchase the remaining Current Towers not sold in the First Closing and the Future Towers. If Purchaser secures financing on or before March 31, 2001 in an amount of [confidential information omitted and filed separately with the Securities and Exchange Commission], Purchaser's "Financing Condition" will be deemed to have been met. If Purchaser has not
 -------------------
secured financing on or before March 31, 2001 in an amount of [confidential information omitted and filed separately with the Securities and Exchange Commission], Purchaser's Financing Condition will not have been met. In either instance, Purchaser shall give Seller written notice as to whether it has met Purchaser's Financing Condition on or before March 31, 2001.

               (i) If Purchaser's Financing Condition has been met, no later than five (5) business days prior to the Closing Date for the Second Closing, Seller and Purchaser shall agree on a list of all Assets that shall be conveyed at the Second Closing, which shall consist of all of the Current Towers not sold in the First Closing and which shall include the Assets listed and described on
Schedule 2 attached hereto; provided, however, that any Current Towers for which all of the Conditions Precedent enumerated in Articles VI and VII have not been satisfied as of the Closing Date for the Second Closing shall be excluded from the definition of Current Towers and, if Purchaser has secured financing adequate to purchase the Future Towers, shall, instead, be offered to Purchaser for inclusion in any Future Towers to be sold pursuant to a Future Closing.

               (ii) If Purchaser's Financing Condition has been met, Purchaser has secured financing adequate to purchase the Future Towers and Purchaser has exercised its option to purchase Future Towers pursuant to Section 5.13, no later than five (5) business days prior to any Closing Date for a Future Closing, Seller and Purchaser shall agree on a list of all Assets that include Towers consistent with the Tower Criteria and that Purchaser shall have the option to purchase, all in accordance with the requirements of Section 2.6(e) and Section 5.13 hereof, including without limitation, the notice requirements contained therein. Without limiting the generality of the foregoing, Seller shall forward information relating to their structural and environmental condition of each of the Future Towers and copies of Ground Leases relating thereto promptly following receipt by Seller.

          (c) If Purchaser's Financing Condition is not met, neither party shall have any remaining obligations to the other, except for such obligations as are expressly provided for in this Agreement, its schedules or exhibits. The foregoing notwithstanding, Purchaser may, in its sole discretion, waive the Purchaser's Financing Condition by giving notice thereof on or before March 31, 2001, and proceed with the transactions contemplated by this Agreement as if Purchaser's Financing Condition had been met.

     2.2  Purchase Price; Payments.
          ------------------------

          (a)  Purchase Price. Subject to adjustment as provided in this Section
               --------------
2.2, the purchase price for each Current Tower or Future Tower is Three Hundred Thirteen Thousand and No/100 Dollars ($313,000.00) (the "Purchase Price")
                                                         --------------
payable in cash in accordance with this Section 2.2.

          (b)  Deposit. Upon execution of this Agreement by both parties, the
               -------
Purchaser shall pay to an escrow agent mutually agreeable to Purchaser and Seller, Two Million One Hundred Sixteen Thousand Six Hundred Sixty-Seven and No/100 Dollars ($2,116,667.00) (such amount to include the payment made by Purchaser to Seller pursuant to the Letter Agreement between the Purchaser and Seller dated November 20, 2000) which shall be held in escrow (the "Deposit")
                                                                    -------
until disbursed in accordance with the terms and conditions of this Agreement. If Purchaser's Financing Condition is met as described in Section 2.1, the Purchaser shall pay to the escrow agent on or before April 10, 2001 Two Million Eight Hundred Eighty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($2,883,333.00) (the "Second Deposit"), which shall be held in escrow
                              --------------
until disbursed in accordance with the terms and conditions of this Agreement. If Purchaser's Financing Condition is met and if Purchaser's financing is adequate for Purchaser to purchase the Future Towers in addition to the remaining Current Towers, Purchaser shall also pay to the escrow agent on or before April 10, 2001, One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($1,666,667.00) (the "Future Towers Deposit"),
                                                     ---------------------
which shall be held in escrow until disbursed in accordance with the terms and conditions of this Agreement.

               (i) In the event that either of the parties terminate this Agreement in accordance with its terms, the Deposit, and if the Purchaser's Financing Condition is not met, the Second Deposit, if paid, and the Future Towers Deposit, if paid, shall be returned to Purchaser and Purchaser shall be entitled to the interest earned thereon.

               (ii) In the event that the First Closing does not occur by December 29, 2000 or fewer than one hundred twenty-seven (127) Towers are conveyed to Purchaser at such Closing, or payment is not received therefor, as a result of Purchaser's acts or failure to act and through no fault of the Seller, Purchaser shall forfeit all rights in and to the Deposit and Seller shall be entitled to the full Deposit thereupon.

               (iii) In the event that the Second Closing does not occur by May 1, 2001, as a result of Purchaser's acts or failure to act and through no fault of the Seller, Purchaser shall forfeit all rights in and to the Second Deposit and Seller shall be entitled to the full Second Deposit thereupon; provided, however, that this clause shall not apply if Purchaser's Financing Condition is not met.

          (c)  Closing Payments. (i) At the First Closing, Purchaser shall pay
               ----------------
to the Seller in immediately available funds, without set-off or deduction of any kind except as contemplated by this Agreement, by wire transfer to an account designated by Seller: (A) the Closing Price for the First Closing, minus
                                                                           -----
(B) the Deposit (such Deposit portion to be disbursed to Seller from the escrow account upon the written instructions of both Purchaser and Seller).

               (ii) At the Second Closing, Purchaser shall pay to the Seller in immediately available funds, without set-off or deduction of any kind except as contemplated by this Agreement, by wire transfer to an account designated by
Seller: (A) the Closing Price for the Second Closing, minus (B) a the Second
                                                      -----
Deposit (such Second Deposit to be disbursed to Seller from the escrow account upon the written instructions of both Purchaser and Seller).

                         (iii) At any Future Closing, Purchaser shall pay to the
Seller in immediately available funds, without set-off or deduction of any kind, by wire transfer to an account designated by Seller: (A) the Closing Price for such Future Closing, minus (B) the product of (1) the number of Future Towers
                     -----
included in such Future Closing and (2) Sixteen Thousand Six Hundred Sixty-Seven and No/100 Dollars ($16,667.00) (which shall be disbursed to Seller from the Future Towers Deposit from the escrow account upon the written instructions of both Purchaser and Seller); provided, however, that at the final Future Closing, Purchaser shall pay to the Seller: (A) the Closing Price for such Future Closing, minus (B) the remaining balance of the Future Towers Deposit (which
         -----
shall be disbursed to Seller from the Future Towers Deposit from the escrow account upon the written instructions of both Purchaser and Seller).

                  (d)    Adjustments. At least five (5) days before each of the
                         -----------
Closing Dates, Seller shall provide Purchaser a schedule of all prepaid rental received by Seller for periods after the Closing Date. The sum of all such rental payments shall be deducted from the Closing Price. All normal and customarily proratable items (including, without limitation, real estate taxes, personal property taxes, utility bills, security bills, and rents) shall be prorated as of the Closing Date, Seller being charged and credited for all of the same up to such date and Purchaser being charged and credited for all of the same on and after such date. If the actual amounts to be prorated are not known as of the applicable Closing Date, the prorations shall be estimated by Seller; and thereafter, when actual amounts are known, a cash settlement will be made between Seller and Purchaser. All earnest money deposits not earned, if any, held by Seller under Tower Leases shall be transferred to Purchaser at the applicable Closing.

                  (e)    Costs. At each Closing, Purchaser shall pay the costs
                         -----
of the following: (i) all premiums for Title Insurance Policies; and (ii) all documentary stamp or other Tax arising in connection with any deed or other conveyance document relating to the Assets. At each Closing, Purchaser shall pay all recording costs arising in connection with the transactions contemplated hereby.

          2.3     Assumption of Certain Obligations and Liabilities. (a) Subject
                  -------------------------------------------------
to and in accordance with the terms and conditions of this Agreement, Purchaser agrees to assume and to discharge the following liabilities (the "Assumed
                                                                  -------
Commitments") upon each of the Closings with respect to the Assets conveyed at
-----------
such Closing: (i) the Ground Leases and Tower Leases listed on Schedules 1 and 2 attached hereto and made a part hereof, (ii) any Tower Leases entered into by Seller with the written consent of Purchaser after the date hereof but before such Closing Date, (iii) any and all liabilities or obligations of any sort whatsoever that relate to the Assets conveyed at such Closing and that arise or are incurred by Purchaser from and after the date of the applicable Closing.

                  (b) Purchaser specifically will not assume or agree to pay or discharge any debts, liabilities, or obligations of Seller or otherwise relating to the Assets other than the Assumed Commitments. Without limiting the foregoing, Purchaser will not be liable for any of the following debts, liabilities, and obligations of Seller: (i) Taxes that were incurred and/or relate to periods prior to the applicable Closing Date; (ii) obligations under the Assumed Commitments that arose or relate to periods on or before the applicable Closing Date; or (iii) any other liability or obligation of Seller regardless of how incurred, provided that such liability or obligation was incurred and/or relates to periods prior to the applicable Closing Date.

          2.4     Closings.  (a) The First Closing shall take place at the
                  --------
offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. in New Orleans, Louisiana, at 10:00 a.m. local time, on such date upon which the parties may mutually agree which shall in no event be later than December 29, 2000.

          (b) The Second Closing shall take place at the offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., at 10:00 a.m. local time, on May 1, 2001, or such earlier date upon which the parties may mutually agree.

          (c) Any Future Closings shall take place at the offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., at 10:00 a.m. local time, on such date or dates upon which the parties may mutually agree.

     2.5  Execution and Delivery of Closing Documents; Other Deliveries. (a) At
          -------------------------------------------------------------
the First Closing, (i) Seller will assign to Purchaser and Purchaser will assume the Ground Leases identified on the attached Schedule 1 and being transferred at the First Closing by recordable assignment; (ii) Seller and Purchaser will enter into an Antenna Site Agreement for each of the Current Towers being transferred at the First Closing that shall govern the leasing of space on all such Towers;
(iii) Seller will assign to Purchaser, and Purchaser will assume the Tower Leases being assigned at the First Closing; and (iv) the parties will enter into, execute and deliver such other documents as they reasonably deem necessary to consummate the transactions at the First Closing contemplated hereby.

          (b) At each of the Closings after the First Closing, (i) Seller will assign to Purchaser and Purchaser will assume the Ground Leases identified on the attached Schedule 2 and being transferred at such Closing by recordable assignment; (ii) Seller and Purchaser will enter into Antenna Site Agreements that shall govern the leasing of space on all of the Current Towers being transferred at such Closing; (iii) Seller will assign to Purchaser, and Purchaser will assume the Tower Leases being assigned at such Closing; and (iv) the parties will enter into, execute and deliver such other documents as they reasonably deem necessary to consummate the transactions at such Closing contemplated hereby.

          (c) In connection therewith, at and for each of the Closings, each party will prepare, execute and deliver each agreement, instrument and item required by this Agreement to be executed and delivered and not theretofore accomplished, including without limitation: (1) the recordable assignments of Ground Leases; (2) the Antenna Site Agreements; (3) assignment and assumption agreements; (4) bills of sale; (5) customary title affidavits and sale conveyance and assignment documents; and (6) such other appropriate and customary documents and take such additional actions as any party or its counsel reasonably may request for the purpose of consummating the transactions contemplated by this Agreement and to vest fully in Purchaser ownership of the Assets.

          (d) At each of the Closings, Seller shall deliver to Purchaser with respect to the Assets transferred at the applicable Closing: (i) all keys to all Improvements; (ii) all security and access codes, if any, applicable to all Improvements; (iii) originals of all Assumed Commitments; and (iv) all other documents specifically relating to the Assets that do not represent Seller's corporate books and records. After each of the Closings and with respect to the Assets transferred at the applicable Closing, Seller shall promptly (A) notify all Tower Lease tenants of the assignment thereof to Purchaser, and (B) upon receipt, pay over to Purchaser any rental payments under the Tower Leases received by Seller for periods after the Closing net of any prepaid expenses from Seller.

          (e) With respect to each of the Closings, all income and expenses relating to the Assets being transferred at such Closing shall be prorated between the parties as of 12:01 a.m. on the applicable Closing Date.

     2.6  Structural and Environmental Review Period; Put-Back Rights.
          -----------------------------------------------------------

          (a) Except as expressly stated herein to the contrary, Purchaser acknowledges that it has had the adequate opportunity to inspect the structural and environmental condition of the Assets based on documents provided by Seller, and to object in writing to any matters reasonably deemed material by Purchaser relating to the structural or environmental condition of the Assets, other than as relates to title issues. The parties acknowledge that Purchaser has not conducted an independent analysis of the environmental or structural condition of the Assets beyond Purchaser's analysis of the documentation provided to Purchaser by Seller. Schedule 2.6 lists and describes: (i) potential defects that Purchaser has discovered in the course of its inspection, (ii) the Tower sites for which Phase I environmental reports have not been provided to Purchaser, and (iii) the Tower sites for which structural drawings have not been provided to Purchaser. If Purchaser has not so objected, Purchaser shall be conclusively deemed to have waived its right to so object under this Section
2.6. Seller acknowledges that Purchaser has relied on the documents provided by Seller to Purchaser and the representations and warranties contained in Section
3.14 in conducting its due diligence. The Existing Tower Construction Site Towers shall have at least the same overall proportional structural capacity as the Towers included on Schedule 1.

          (b) If Purchaser makes any such objection, then Seller shall use commercially reasonable efforts, at its sole cost, to cure such objection. If by the applicable Closing Date, Seller has not cured any such objection, then Purchaser, in its sole discretion, can elect, by notifying Seller in writing thereof no later than ten (10) days before the Closing Date, to (i) waive such objection as to any or all of the affected Assets; or (ii) terminate this Agreement as to the affected Assets only.

          (c)  Notwithstanding the foregoing, if pursuant to this Section 2.6 or
Article VI, Purchaser elects to terminate either (i) a total of nineteen (19) or more of the Current Towers at any time up to and including the Closing Date for the First Closing, or (ii) a total of forty-five (45) or more of the Current Towers at any time up to and including the Closing Date for the Second Closing, Seller may terminate this Agreement as to all Assets that have not yet been transferred pursuant to a Closing, including Current Towers and Future Towers. Upon any termination pursuant to the terms of Section 2.6 or Article VI, neither party will have any further rights, liabilities or obligations hereunder with respect to the Assets as to which this Agreement is terminated, except for those matters contained herein that expressly survive the termination of this Agreement.

          (d) (i) The generality of Section 2.6(a)-(c) notwithstanding, Purchaser shall retain the right to continue its inspection of the Towers to be conveyed to Purchaser at the First Closing through and including January 19, 2001. If Purchaser makes any objections with respect to such Towers due to the failure of a Condition Precedent enumerated in Articles VI or VII by January 19, 2001, Seller may, in its sole discretion and at its sole cost, make the determination to cure such objections; provided, however, that material non-compliance with FAA or Environmental, Health and Safety Laws shall be deemed non-curable and Seller shall accept delivery of such affected Towers if Purchaser had previously taken possession thereof.

               (ii) If such objections are not cured to Purchaser's commercially reasonable satisfaction by the date of the Second Closing (or as otherwise extended by the parties in writing), Purchaser may, at its sole election, "put back" such Tower(s) to Seller through customary conveyancing documentation, including without limitation, the documentation described in Section 2.5(c) hereof. If Purchaser puts back to Seller a Tower conveyed to Purchaser in the First Closing, Seller shall immediately pay the Purchase Price for such Tower into the escrow account for application to the Closing Price for the Towers to be conveyed at the Second Closing. Purchaser shall not be required to make any representations or warranties in such documents other than that there has occurred no material change or alteration in such Assets since the applicable Closing Date and Purchaser will agree to indemnify and hold harmless Seller from and against any losses that result from such material changes or alterations while such Tower was in Purchaser's possession.

               (iii) Any Towers that Purchaser puts back to Seller shall count as a terminated Tower as contemplated by this Section 2.6 or Article VI hereof. Seller and Purchaser agree that both parties shall be entitled to specific performance to enforce the terms of this Section 2.6(d).

          (e) For each of the Future Towers, Purchaser shall be given a minimum of thirty (30) calendar days advance notice (in addition to the ten (10) business day period described in Section 5.13 hereof) prior to a Closing of the Future Towers that shall be included in a group of Towers to be offered to Purchaser pursuant to Section 5.13 hereof so that Purchaser may conduct any and all necessary inspection of the structural and environmental condition of the Assets. Without limiting the generality of the foregoing, Seller shall forward information relating to their structural and environmental condition of each of the Future Towers and copies of Ground Leases relating thereto promptly following receipt by Seller.

          (f) Purchaser acknowledges and agrees that, except as otherwise expressly stated herein to the contrary, following the inspection described in this Section 2.6, Purchaser shall be bound to purchase the Current Towers on the applicable Closing Date as soon as the Conditions Precedent enumerated in
Article VI have been satisfied unless one or more Towers become Casualty Sites.

     2.7  Tower Exclusion Adjustment. If pursuant to Section 2.6 or Article VI,
          --------------------------
Purchaser elects to terminate this Agreement as to specific Assets regarding which Seller has not timely cured Purchaser's objections, and Seller has not terminated this Agreement as to all Assets, including without limitation, Current Towers and Future Towers, as permitted by Section 2.6, Seller shall retain all rights with respect to any Tower that Purchaser elects to exclude, including without limitation the right to continue operating any Tower and/or to sell any such Tower or Towers to a third party.

     2.8  Notice and Option Right. Seller shall retain an option to lease from
          -----------------------
Purchaser the last available commercial space on the Current Towers and Future Towers identified on Schedule 2.8 attached hereto that Seller can utilize in the same manner that Seller currently utilizes Tower space (irrespective of the space that Seller leases pursuant to an Antenna Site Agreement), and at the cost reflected on Schedule 2.8. At such time, Seller shall also specify its needs so that Purchaser is capable of determining what space constitutes "available commercial space" on a Tower for the purposes of this Section 2.8. Upon being notified by Purchaser that Purchaser has an offer for the lease of such last available commercial space on a Tower to which the option applies (i.e., a Tower that Seller has designated as such), Seller shall have fifteen (15) calendar days in which to exercise its option and agree to lease such space or reject it, in either case in Seller's sole discretion. If Seller exercises its option to lease such Tower space, all of the terms and conditions of the Antenna Site Agreement for such Tower shall apply and Seller and Purchaser agree to negotiate any related terms in good faith and consistent with the terms and conditions of the Antenna Site Agreement.

     2.9  Allocation of Transfer, Property and Other Taxes. Notwithstanding any
          ------------------------------------------------
other provision of this Agreement or the Antenna Site Agreements, all Transfer Taxes incurred in connection with the transactions contemplated by this Agreement or the Antenna Site Agreements shall be borne solely by Purchaser. Purchaser and Seller shall cooperate in providing each other with any appropriate resale exemption certifications and other similar documentation. The party that is required by applicable law to file the tax returns with respect to any applicable Transfer Taxes shall do so, and the other party shall cooperate with respect thereto as necessary. The foregoing notwithstanding, with respect to Assets transferred at a particular Closing, Purchaser shall be solely responsible for, and shall indemnify Seller against, all Taxes incurred or relating to periods after such Closing Date.

             ARTICLE III-REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser (and re-asserts such representations and warranties at each Closing) the following as of the date hereof:

     3.1  Organization and Good Standing; Power and Authority; Authorization
          ------------------------------------------------------------------
and Validity. Seller is a Louisiana limited liability company, duly organized
------------
and validly existing under the laws of the State of Louisiana, with all requisite powers and authority to carry on the business in which it is engaged and to own the properties it owns and leases. Seller has full power and authority to execute, deliver, and perform its obligations under this Agreement and all other agreements, instruments and documents it is or will be executing in connection with this Agreement and the transactions contemplated hereby. This Agreement and each other agreement, instrument and document contemplated by this Agreement have been or will be duly executed and delivered by Seller and constitute, or upon execution and delivery will constitute, legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, subject to applicable bankruptcy and other laws affecting creditors' rights generally.

     3.2  Title; Assets. (a) Seller has good and marketable title to the Assets
          -------------
and at each Closing will deliver and convey to Purchaser the Assets free and clear of all liens, encumbrances, mortgages, security interests, pledges, and transfer restrictions except for Permitted Encumbrances. Immediately after consummation of the transactions contemplated by this Agreement, Purchaser will own and be entitled to use the Assets free and clear of all liens, encumbrances, mortgages, security interests, pledges, and transfer restrictions, except for Permitted Encumbrances and any interest of Seller under any recorded memorandum of a Antenna Site Agreement.

          (b) To Seller's knowledge, (i) each Ground Lease lessor has good and marketable title to the subject Land, but Seller makes no further representation or warranty regarding any such lessor's title to any Land; (ii) each Ground Lease is in full force and effect and has not been modified or amended; (iii) Seller is in actual possession of the leased premises under each of the Ground Leases; (iv) Seller has paid the rent set forth in each of the Ground Leases on a current basis and there are no past due amounts; (v) except as expressly set forth in the Ground Leases, Seller is not obligated to pay any additional rent or charges to any of the Ground Lease lessors for any period subsequent to the Closing Date for such Ground Lease; and (vi) Seller has not received notice from or given notice to any Ground Lease lessor claiming that such Ground Lease lessor or Seller is in default under any of the Ground Leases, and, to the best of Seller's knowledge, there is no event which, with the giving of notice of the passage of time or both, would constitute such a default.

     3.3  Commitments. Except for the Tower Leases and Ground Leases identified
          -----------
in Schedules 1 and 2 and such Towers as are currently under construction at Existing Tower Construction Sites, and except for the Permitted Encumbrances, as of the applicable Closing Date, none of the Assets will be bound or affected by, whether or not in writing, any: (i) partnership or joint venture agreement; (ii) mortgage, deed of trust, or other security agreement; (iii) guaranty, suretyship, indemnification, or contribution agreement or performance bond; (iv) debt instrument, loan agreement, letter of credit arrangement, or other obligation relating to indebtedness for borrowed money or money loaned to another; (v) deed or other document evidencing an interest in or contract to purchase or sell real or personal property; (vi) franchise, dealership, distributorship, marketing, sales, agency, or other similar agreement; (vii) lease of real or personal property, whether as lessor, lessee, sublessor, or sublessee; (viii) contract containing a noncompetition covenant; (ix) any other contract or arrangement that involves either an unperformed commitment in excess of $25,000 or that terminates more than one year from the date hereof; or (x) any other agreement or commitment not made in the ordinary course of business or that is material to the Assets (all of the foregoing are collectively referred to as "Commitments").
       -----------

     3.4  No Violation; Restrictions, Required Licenses, Permits, etc.
          -----------------------------------------------------------

          (a) The execution, delivery and performance of this Agreement and the documents and other agreements to be delivered hereunder by the Seller and the consummation of the transactions contemplated thereby by the Seller will not (i) violate any provision of the Seller's Articles of Organization, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Seller is a party or by or to which it or any of its assets or properties may be bound or subject, as any of the foregoing relate to the Assets and Seller's ability to perform the Antenna Site Agreements, (iii) violate any order, judgment, injunction, award or decree of any governmental authority by which the Seller, or the assets, properties or business of such Seller are bound, as any of the foregoing relate to the Assets and Seller's ability to perform the Antenna Site Agreements, (iv) violate any law, or (v) violate or cause any revocation of or limitation on any license as any of the foregoing relate to the Assets and Seller's ability to perform the Antenna Site Agreements (A) that is necessary to the lawful conduct of its business or (B) the violation, revocation or limitation of which could reasonably be expected to have a material adverse effect on the Seller, its assets or its businesses.

          (b) Seller is not a party to, and none of the Assets is subject to or otherwise affected by, any Commitment or Applicable Law that will materially and adversely affect the Assets.

          (c) Seller has provided Purchaser copies of the licenses, franchises, permits, zoning variances, and other authorizations held by Seller in connection with the Assets that are in Seller's possession. Seller possesses all licenses, franchises, permits, zoning variances, and other authorizations necessary to own and operate the Assets. The Assets comply with all material Applicable Laws relating to land use and zoning.

     3.5  Taxes.    Seller has paid all Taxes owed by it or otherwise owed with
          -----
respect to the Assets and Seller is not delinquent in the payment of any Tax except for Tax being contested in good faith by Seller and for which Seller has established adequate reserves and which are disclosed on Schedule 3.5. There is no Tax deficiency or delinquency asserted or threatened against Seller or the Assets except for Tax being contested in good faith by Seller and for which Seller has established adequate reserves; and there is no unpaid Tax owed by or to be collected by Seller (excluding Taxes not yet determined or assessed) that could be asserted by any Taxing Authority for which Purchaser may become liable as a result of the transactions contemplated by this Agreement or the liability for which might encumber the Assets after the Closing.

     3.6  Consents. Except for (a) the Consents identified on Schedules 1 and 2,
          --------
which have been obtained or which commercially reasonable efforts will be used by the parties to obtain before the First Closing, the Second Closing and each Future Closing, (b) the consent and authorization of the Board of Directors of Seller, which authorizations have been obtained, and (c) the consent of lenders to Seller, which consents shall be obtained within ten (10) business days of the date hereof, no Consent is required to authorize, or is required in connection with, the execution, delivery, or performance of this Agreement or related documents on the part of Seller.

     3.7  Financial and Tax Information. Schedule 3.7 sets forth Seller's good
          -----------------------------
faith estimate of information concerning the monthly income and Tower level expenses (e.g., Ground Lease rent, and Seller's good faith estimate of Taxes and other expenses attributable to the Assets, but excluding utilities and other costs of Purchaser that Seller cannot estimate) for the current twelve (12) month period; provided, however, that Seller is unable to estimate Purchaser's expenses from and after any of the Closings.

     3.8  Litigation. To Seller's knowledge, there is no Litigation against or
          ----------
affecting any of the Assets. Seller knows of no valid basis for any such Litigation. Seller is not subject to or in default of any Order.

     3.9  Environmental Matters. To the best of Seller's knowledge, neither
          ---------------------
Seller nor the Assets is in violation of, or subject to any investigation or dispute regarding any Environmental, Health and Safety Law. There is no fact or condition caused or known by Seller regarding the Assets that could lead to any environmental liability of Seller or Purchaser. Seller has materially complied with all Environmental, Health, and Safety Laws applicable to the Real Property, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply. Without limiting the generality of the preceding sentence, Seller has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations that are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables that are contained in, all Environmental, Health, and Safety Laws applicable to the Real Property. To Seller's knowledge, no Hazardous Materials have been placed on or in any Real Property or any structure thereon by Seller or, to the best knowledge of Seller, by any prior owner or user of any Real Property. To Seller's knowledge, no underground storage tanks for petroleum or any other substance, or underground piping or conduits are or, have previously been located on any Real Property. To the best knowledge of Seller, no other party has caused the release of or contamination by Hazardous Materials on the Real Property or otherwise violated any Environmental, Health and Safety Laws regarding the Real Property. Seller has provided Purchaser with all environmental studies, records and reports in its possession or control, and all correspondence with any governmental entities, concerning environmental conditions of the Real Property.

     3.10 Real Estate Matters.  With respect to the Real Property:
          -------------------

          (a) (i) All Improvements are in material compliance with all Applicable Laws; (ii) to the best of Seller's knowledge, there is no structural or latent defect in such Improvements that has not been disclosed to Purchaser;
(iii) all Improvements have been maintained in accordance with normal industry practice; and (iv) to the best of Seller's actual knowledge, the Improvements are in working order adequate for normal operations, are in good operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which they presently are used.

          (b) Seller has received no notice of, and Seller has no knowledge of, any pending or threatened litigation, condemnation, or sale in lieu thereof with respect to any portion of the Real Property relating to or arising out of the ownership of the Real Property by any governmental instrumentality. Seller has no knowledge of any proposed material increase in real property Taxes not a matter of public record. Seller has no information or knowledge of any change contemplated in any Applicable Laws that would have a material adverse effect upon any Real Property or its value.

          (c) To the best of Seller's knowledge, Seller currently has indefeasible, legal and practical access from the Real Property to existing public highways or public roads. There exists no fact or condition known to the Seller that will result in the termination or reduction of the current access from the Real Property to existing highways and roads, or to sewer or other utility services serving the Real Property. All utilities required for the operation of the Improvements enter the Real Property through adjoining public streets or, if they pass through an adjoining private tract, do so in accordance with valid easements. All utilities are installed and operating and all installation and connection charges have been paid in full.

          (d) The legal descriptions for the Real Property contained in the Ground Leases describe such parcels fully and adequately. The Improvements are located within the boundary lines of such legal descriptions (and, if applicable, Easements), and are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the Real Property is subject to "permitted non-conforming structure or use" or similar classifications). The Improvements do not encroach on any easement that may burden the Land.

          (e) To the best of Seller's knowledge, the Real Property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained.

          (f) All Improvements have received all approvals of governmental authorities required in connection with the ownership or operation thereof and have been operated and maintained in accordance with Applicable Laws.

          (g) There are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the of Real Property, except for the Tower Leases and Ground Leases described in Schedules 1 and 2. There are no parties (other than Seller) in possession of the Real Property, except tenants under Tower Leases disclosed in Schedules 1 and 2.

          (h) Schedules 1 and 2 describe briefly all Ground Leases held by Seller in connection with the Assets.

     3.11 Antenna Site Agreements. The Antenna Site Agreement for each site (i)
          -----------------------
has been or will at the applicable Closing be duly executed and delivered by Seller and (ii) constitutes, or upon such execution and delivery at each Closing will constitute, the legal, valid, and binding obligation of Seller enforceable in accordance with its terms, subject to applicable bankruptcy and other laws affecting creditors' rights generally. Seller has read and fully understands each Antenna Site Agreement.

     3.12 Brokers' Fees.  Seller has no liability or obligation to pay any fees,
          -------------
commissions, or other compensation to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or obligated, except for fees due to Bear, Stearns & Co. Inc., which shall be paid by Seller at each of the Closings, including Future Closings.

     3.13  Compliance with Laws; Approvals. The Assets materially comply with
           -------------------------------
all applicable laws, rules and regulations, including without limitation, the regulations of the FCC and FAA. Seller has received all government approvals, licenses and permits necessary to operate the Assets.

     3.14  Disclosure. The representations and warranties contained in this
           ----------
Article III do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article III not misleading. Copies of all documents furnished by or on behalf of Seller to Purchaser are complete and accurate in all material respects.

     3.15  Mechanics' Liens. On the applicable Closing Date, there will be no
           ----------------
outstanding contracts made or authorized by Seller for the Improvements or any other work or services to the Assets being transferred at a particular Closing, including without limitation professionals such as architects, engineers and planners, which have not yet been fully satisfied and paid for.

             ARTICLE IV-REPRESENTATION AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Seller (and re-asserts such representations and warranties at each Closing) the following:

     4.1   Organization and Good Standing; Power and Authority; Authorization
           ------------------------------------------------------------------
and Validity. Purchaser is a corporation, duly organized, validly existing, and
------------
in good standing under the laws of the State of Florida, with all requisite powers and authority to carry on the business in which it is engaged and to own the properties it owns. Purchaser has full power and authority to execute, deliver, and perform its obligations under this Agreement and all other agreements and documents it is or will be executing in connection with this Agreement and the transactions contemplated hereby. This Agreement and each other agreement, instrument and document contemplated by this Agreement have been or will be duly executed and delivered by Purchaser and constitute, or upon execution and delivery will constitute, legal, valid, and binding obligations of Purchaser, enforceable in accordance with their terms.

     4.2   No Conflict. The execution, delivery and performance of this
           -----------
Agreement and the documents and other agreements to be delivered hereunder by the Purchaser and the consummation of the transactions contemplated thereby by the Purchaser will not (a) violate any provision of the Purchaser's articles of incorporation, (b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Purchaser is a party or by or to which it or any of its assets or properties may be bound or subject, (c) violate any order, judgment, injunction, award or decree of any governmental authority by which the Purchaser, or the assets, properties or business of such Purchaser are bound,
(d) violate any law, or (e) violate or cause any revocation of or limitation on any license (i) that is necessary to the lawful conduct of its business or (ii) the violation, revocation or limitation of which could reasonably be expected to have a material adverse effect on the Purchaser, its assets or its businesses.

     4.3   Consents. To Purchaser's knowledge, except for the authorization of
           --------
the Boards of Directors of SBA Properties, Inc. and SBA Communications Corporation for the Purchaser to execute and deliver this Asset Purchase Agreement and consummate the transactions contemplated herein, which authorizations have been obtained, no Consent is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement or the consummation of the transactions hereunder.

     4.4  Brokers. Purchaser shall be solely responsible for any agent, broker
          -------
or other person that it has engaged or will engage to act pursuant to the express or implied authority of such Purchaser and that is or may be entitled to a commission or broker's or finder's fee in connection with this Agreement or otherwise with respect to the sale of the Assets, except for fees due to Bear, Stearns & Co. Inc., which shall be paid by Seller at each of the Closings, including Future Closings.

     4.5  Financial Qualifications. Purchaser represents and warrants to Seller
          ------------------------
that at and after Closing Purchaser will have the financial ability to perform Purchaser's obligations under this Agreement. Moreover, as of the date of this Agreement, Purchaser has adequate cash, cash equivalents or availability under its credit facilities to borrow sufficient sums to pay the Closing Price for the First Closing.

     4.6  Solvency. Purchaser is, and after giving effect to this Agreement and
          --------
the transactions contemplated hereunder will be, solvent and is not subject to any voluntary or involuntary proceedings in bankruptcy, reorganization, dissolution or liquidation or to any assignment for the benefit of creditors, and no trustee, receiver or liquidator has been appointed for Purchaser.

     4.7  Disclosure. No representation, warranty or statement of Purchaser
          ----------
contained in this Agreement, in any schedule or exhibit, or any agreement or document delivered under this Agreement or in connection herewith contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading. Copies of all documents furnished by or on behalf of Purchaser to Seller are complete and accurate in all material respects. There is no fact that Purchaser has not disclosed to Seller that could reasonably be expected to have a material adverse effect on Purchaser, its businesses or its assets.

     4.8  Litigation. To Purchaser's knowledge, there is no material Litigation
          ----------
that could have an effect on any of the Assets or Purchaser's ability to comply with the terms and conditions of this Agreement. Purchaser knows of no valid basis for any such Litigation. Purchaser is not subject to or in default of any Order that could affect its obligations hereunder or with respect to any of the Assets.

                              ARTICLE V-COVENANTS

     5.1  Cooperation. Each party shall use commercially reasonable efforts to:
          -----------
(a) take all action and do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Articles VI and VII, as applicable), (b) proceed promptly to make or give the necessary applications, notices, requests, and filings to obtain the Consents necessary to consummate the transactions contemplated by this Agreement; (c) cooperate with and keep the other party informed in connection with this Agreement; and (d) take such actions as the other party may reasonably request to consummate the transactions contemplated by this Agreement and diligently attempt to satisfy all conditions precedent that it is obligated to satisfy in order to close the transactions contemplated by this Agreement.

     5.2  Confidentiality. Purchaser and Seller shall cause all information
          ---------------
obtained by them in connection with this Agreement or the negotiation hereof to be treated as proprietary and confidential (other than information that is public knowledge) and shall not use or disclose, except as may be required by law, or knowingly permit others to use or disclose, any such information in a manner detrimental to Purchaser or

Seller, as the case may be, and, if the transactions contemplated by this Agreement are not consummated, will return all such information to the provider. Notwithstanding the foregoing the parties shall issue a mutually acceptable press release describing the transactions contemplated pursuant to this Agreement.

         5.3   Conduct of Business Before Closing Date. During the period
               ---------------------------------------
pending the Closing or earlier termination of this Agreement, except as otherwise permitted or required by this Agreement, Seller shall: (a) conduct the operations of the Assets in the ordinary and usual course and use its reasonable efforts to maintain and preserve intact its business organization and relationships; (b) notify Purchaser of any emergency or other material change in the normal course of operations of the Assets and of any pending or threatened governmental complaints, investigations, or hearings (communications indicating that the same may be contemplated) that would be material to the Assets; (c) not solicit, initiate or encourage, or authorize, directly or indirectly, any inquiry or proposal for the acquisition of all or any material part of the Assets, or enter into negotiations for any such proposal, or provide any person with information or assistance in furtherance of any such inquiry or proposal, and promptly notify Purchaser of all inquiries or proposals received with respect to such matters; (d) take no action that, or omit to take any action that the failure to take which, would cause or permit the Seller's representations and warranties in this Agreement to be untrue in any material respect at the Closing; (e) maintain existing insurance coverage for the Assets;
(f) not mortgage, pledge, or otherwise encumber, or lease any of the Assets except for the Existing Tower Construction Sites and the Future Towers; (g) not accelerate, modify, or cancel any Tower Lease or Ground Lease, or any other agreement or license constituting a part of the Assets, except to the extent reasonably necessary to enforce Seller's rights thereunder; (h) not enter into any other commitment or transaction that is material to this Agreement or to the transactions contemplated hereby or that will materially and adversely affect the Assets; and (i) use commercially reasonable efforts to obtain any Consent, that are required to consummate the Seller's obligations contemplated by this Agreement.

         5.4   Access. During the period from the date hereof to the applicable
               ------
Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives reasonable access to (during normal business hours) all of the Assets of Seller and furnish Purchaser all documents, records, and information as Purchaser may reasonably request, to permit Purchaser to become familiar with the Assets. In connection therewith, upon reasonable notice to Seller, Purchaser, its agents and representatives, shall have the right to enter into the Real Property prior to Closing hereunder for purposes of conducting surveys, tests, market studies, and such other tests, investigations, studies and/or inspections as reasonably Purchaser deems necessary or desirable to evaluate the Assets. Purchaser shall bear all costs, expenses and risks associated with any such inspection, and shall indemnify Seller from all Damages incurred by Seller resulting therefrom.

         5.5   Notice of Material Change. Seller shall supplement or amend the
               -------------------------
Schedules hereto to disclose the occurrence of any event or the existence of any state of facts that: (a) if known or in existence at any time before the Closing, would have been required to have been set forth in a Schedule; or (b) would make any of Seller's representations and warranties materially untrue.

         5.6   Seller's Employee Benefits. Purchaser will have no obligation to
               --------------------------
provide continuation coverage or any Employee Benefits to any employee or former employee of Seller, or to any of their dependents.

         5.7   Post Closing Audits. Seller will cooperate reasonably with
               -------------------
Purchaser and will make accessible to Purchaser and Purchaser's accountants Seller's financial books and records regarding the Assets in connection with any audits of Purchaser or its business pertaining to financings done by Purchaser after the Closing.

         5.8   Legal Descriptions. No later than ten (10) days after the date of
               ------------------
this Agreement, Seller will provide to Purchaser, and all surveyors and title insurers retained to provide Title Insurance Policies (defined in Section 5.9) and Surveys (defined in Section 6.6) hereunder complete, accurate, valid, and legally sufficient legal descriptions for each parcel of Real Property, and describing the entire owned or leased area necessary for the operation of one or more Towers on the subject site.

         5.9   Title Insurance. Within ten (10) days after provision of the
               ---------------
legal descriptions referenced in Section 5.8, Purchaser shall request, at Purchaser's option and expense, with respect to each parcel of Real Property, an ALTA Ground Lessee's Title Insurance Commitment (or equivalent acceptable to Purchaser), to be issued by a title insurer mutually acceptable to the parties, in such amount as Purchaser may determine to be the fair market value of such Real Property (including all Improvements located thereon), insuring title to such Real Property (or if applicable, leasehold interest pursuant to a recorded Ground Lease) to be in Purchaser as of the Closing, subject only to the Permitted Encumbrances and such other title exceptions as are acceptable to Purchaser ("Title Insurance Policies"). Purchaser shall act in good faith in
            ------------------------
attempting to procure Title Insurance Policies. Each Title Insurance Policy delivered hereunder shall, when issued (A) insure title to the Real Property (or, if applicable, ground leasehold interest therein) and all recorded easements and servitudes benefiting such Real Property (or, if applicable, ground leasehold interest therein), (B) insure over the general exceptions contained customarily in such policies (Seller will provide all customary title, lien and possession affidavits required by the title insurer to accomplish the foregoing), (C) insure that the Real Property described in the title insurance policy is the same Real Property as shown on the Survey delivered with respect to such Real Property, (D) insure that there is unencumbered access to the Real Property, and (E) if the Real Property consists of more than one record parcel, insure that all of the record parcels are contiguous to one another.

         5.10  Ground Leases. For each Ground Lease, Seller shall use
               -------------
commercially reasonable efforts to assist Purchaser in procuring, in form and substance satisfactory to Purchaser and the issuer of the Title Insurance Policies, the following: (a) a recordable form of such Ground Lease (or memorandum thereof) if the Ground Lease has not been recorded in the appropriate public records; and (b) any estoppel agreement as described in Section 6.8 hereof.

         5.11  Exclusivity. Except with respect to any Towers that Purchaser has
               -----------
excluded pursuant to Section 2.6 hereof, during the period from the date hereof through the Expiration Date, or earlier termination of this Agreement, Seller shall not (i) solicit, initiate, or encourage the submission of any proposal or offer from any person or entity relating to the acquisition of all or any portion of the Assets, or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, or assist or participate in, or facilitate in any other manner any effort or attempt by any person or entity to do or seek any of the foregoing.

         5.12  Further Assurances. In case at any time after the Closing any
               ------------------
further action is necessary to carry out the purposes of this Agreement, each of the parties shall take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all the sole cost and expense of the requesting party, unless the requesting party is entitled to indemnification therefor hereunder.

         5.13  Acquisition of Future Towers. The terms and conditions of this
               ----------------------------
Section 5.13 shall apply only if Purchaser's Financing Condition has been met, Purchaser has secured financing adequate to purchase the Future Towers and Purchaser has made the Future Towers Deposit.

                  (a)  Until December 31, 2001 (the "Expiration Date"), Seller
                                                     ---------------
shall have the obligation to sell to Purchaser and Purchaser shall have the option to purchase from Seller, in groups of at least twenty-five (25), unless the parties agree to a lower number (in either instance, the "Minimum Number"),
                                                              --------------
and in the aggregate of the lesser of (i) such Future Towers as Seller has completely constructed from the date of this Agreement through and including December 31, 2001, or (ii) one hundred (100) Future Towers constructed by Seller and to assign ground leases of related premises so long as, with respect to each of the Future Towers, the (i) conditions established in Article VI hereof are satisfied; and (ii) the Future Towers do not materially differ, on average, from the Tower Criteria.

                  (b) With respect to Purchaser's option to purchase Future Towers, Purchaser must within ten (10) business days of Seller's offer to
Purchaser: (i) elect not to exercise the option, (ii) exercise the option with respect to all of such Future Towers, or (iii) exercise the option with respect to certain but not all of the Future Towers offered to the Purchaser; provided, however, that Purchaser may not exclude more than fifteen (15) of all of the Future Towers that meet the Tower Criteria that are offered to the Purchaser. If Purchaser excludes more than fifteen (15) Future Towers, Seller may, in its sole discretion, cancel and withdraw the offer relating to such Future Towers in its entirety and Seller shall retain all rights with respect to such Future Towers, including without limitation the right to continue operating any of such Future Towers and/or to sell any such Future Tower or Future Towers to a third party. If Purchaser elects not to exercise its option, the Future Towers Deposit shall be refunded to Purchaser and neither party shall have any further obligations to the other, except as expressly provided to the contrary in this Agreement, exhibits and related documents.

                  (c) Purchaser shall not be required to consummate any purchase until at least the Minimum Number of Towers satisfying the requisite conditions have been constructed for sale to Purchaser. Before commencing construction of any Future Towers for sale to Purchaser hereunder, Seller shall provide Purchaser fifteen (15) days prior written notice, which notice shall include copies of all plans, specifications and other documents regarding the Future Towers and the construction thereof that Purchaser reasonably deems appropriate. Purchaser shall have the opportunity to comment on such plans, specifications and other documents and seek modifications thereto; provided, however, that any such modifications implemented by Seller shall be at Purchaser's sole cost and responsibility and Purchaser agrees to pay such costs when and as invoiced, regardless of whether Purchaser ultimately takes possession of such Tower(s).

             5.14 Tower Construction. Seller shall proceed in a commercially
                  ------------------
reasonable manner to, and in any event shall, no later than the Closing Date for the Second Closing: (a) complete construction of a Tower on each of the locations identified on the attached Schedule 5.14 (each, an "Existing Tower
                                                              --------------
Construction Site"); (b) convey, assign and transfer to Purchaser, free and
-----------------
clear of all liens and encumbrances other than Permitted Encumbrances, and pursuant to such documentation as is reasonably satisfactory to Purchaser, each such Tower and ground lease; and (c) satisfy all conditions set forth in Article VI hereof with respect to each such Tower and ground lease. Notwithstanding the foregoing, should Seller be unable to complete construction of the Existing Tower Construction Sites by the aforementioned date due, the time for performance of the foregoing obligations of Seller shall be extended for a period of time reasonably necessary under the circumstances; provided, however, that any such extended Existing Tower Construction Sites shall not count as a terminated Tower as contemplated by Section 2.6 or Article VI hereof.

             5.15 HSR Act Compliance. If Purchaser or its counsel determine that
                  ------------------
the parties are required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act (the "HSR Act") in connection with this Agreement, the parties
                       -------
shall use best efforts to obtain an early termination of the applicable waiting period, and shall make any further filings pursuant thereto that may be necessary, proper or advisable in connection therewith. Purchaser shall pay any filing fee required in connection therewith.

         5.16     Condition of Assets; Intended Use.
                  ---------------------------------

                  (a) Prior to each of the Closings, Purchaser will have inspected the Assets to be sold at such Closing and, except for representations and warranties to the contrary contained in this Agreement and subject to
Section 2.6 hereof, Purchaser will accept such Assets "AS IS" and "WHERE IS."

                  (b) Except for the representations and warranties EXPRESSLY given in THIS AGREEMENT, no representation or warranty, express or implied, has been made by or on behalf of THE Seller with respect to the condition of the Assets or the present or future suitability thereof for any intended use by PURCHASER.

                  (c) Seller makes no warranty, express or implied, regarding the commercial suitability of the Assets for Purchaser's intended use. Purchaser acknowledges that Purchaser's knowledge of its intended commercial activity is equal or superior to that of Seller, and consequently Seller cannot offer, and have not offered, any warranty, express or implied, with regard to Purchaser's intended commercial use of the Assets.

         5.17     Nonassignable Contracts. (a) Notwithstanding anything to the
                  -----------------------
contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any Tower or any governmental approval, instrument, contract, lease, warranty, permit or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without a required approval or Consent would constitute a breach or violation thereof or affect adversely the rights of the Seller or the Purchaser.

                  (b) Seller and Purchaser shall continue to use all reasonable efforts to obtain any such approval or Consent until such time as such Consent or approval has been obtained, and Seller will cooperate with Purchaser (it being understood that such efforts shall not include any requirement of Seller or Purchaser to expend money or grant any financial accommodation (other than its own reasonable fees and expenses of counsel and advisors), unless the Purchaser has agreed to reimburse Seller or such Subsidiaries therefor) to provide that the Purchaser shall receive the interest of Seller in the benefits under (and to the extent permitted by) any such instrument, contract, lease, warranty or permit or other agreement or arrangement. In addition, Seller shall take such other actions (at Purchaser's expense) as may reasonably be requested by Purchaser in order to place Purchaser, insofar as reasonably possible, in the same position as if such governmental approval, instrument, contract, lease, warranty, permit or other agreement or arrangement had been transferred as contemplated hereby and so all the benefits and burdens relating thereto shall inure to and be assumed by the Purchaser from and after the applicable Closing Date. If and when such Consents and approvals are obtained, the transfer of the applicable governmental approval, instrument, contract, lease, warranty, permit or other agreement or arrangement shall be effected in accordance with the terms of this Agreement; provided, however, that until such time, the Tower at issue shall not count as a terminated Tower as contemplated by Section 2.6 or Article VI hereof.

         5.18     Casualty Sites. (a) In the event that prior to one of the
                  --------------
Closings, Seller or Purchaser discovers that a Tower constitutes a Casualty Site, Seller or Purchaser, as the case may be, shall promptly inform the other party. If a Tower is deemed a Casualty Site, Seller shall, in its sole discretion, elect one of the following options with respect to each such Casualty Site: (i) Seller may elect to exclude any

Casualty Site from the Assets to be transferred pursuant to this Agreement, and such exclusion shall not count against the total number of Current Towers that Purchaser may exclude; or (ii) Seller may repair the Tower so as to bring the condition of such Tower to the condition that it was in immediately prior to the event or occurrence of casualty causing such Tower to be designated as a Casualty Site, or, in lieu thereof, pay Purchaser at the relevant Closing the amount reasonably determined by Seller and agreed to by Purchaser, such agreement by Purchaser not to be unreasonably withheld, delayed or conditioned, to be required to repair the Tower in the manner described above.

                  (b) With respect to each Casualty Site, if Seller does not repair the Tower or pay Purchaser to repair the Tower pursuant to this Section
5.18 prior to the Expiration Date, then, in each such case, such Casualty Site shall be treated as if Seller had elected to exclude such Casualty Site from the Assets to be conveyed hereby; provided, however, that the Tower at issue shall not count as a terminated Tower as contemplated by Section 2.6 or Article VI hereof.

         5.19     Zoning Inquiries. Seller shall permit Purchaser to contact any
                  ----------------
Governmental Authority about the Assets' compliance with Applicable Laws; provided, however, that any Towers that Purchaser excludes on the basis of information learned in the course of such inquiry shall count as a terminated Tower as contemplated by Section 2.6 or Article VI hereof.

                  ARTICLE VI-PURCHASER'S CONDITIONS PRECEDENT

         The obligations of Purchaser to close on a particular Tower site are subject to the fulfillment as to such Tower site (subject to Section 2.6) and related Assets at the applicable Closing of each of the following conditions (with respect to such Closing):

         6.1      Representations and Warranties. Each representation and
                  ------------------------------
warranty of Seller contained herein (irrespective of any knowledge qualifier contained therein) shall be true and correct in all material respects as of the Closing, subject to any changes expressly contemplated by this Agreement.

         6.2      Covenants. Seller shall have performed and complied with all
                  ---------
covenants or conditions required to be performed and complied with by Seller at or before the Closing. In addition, (a) the parties shall have received full clearance to proceed with the transaction contemplated herein if the parties determined that it was necessary to file under the HSR Act and (b) Purchaser shall be reasonably satisfied that it will have no obligation to continue coverage or any Employee Benefits to an employee of Seller as described in
Section 5.6. In addition, Purchaser shall not be obligated to close on a Tower if such Tower may not be conveyed to Purchaser in light of the covenants described in Section 5.17 regarding non-assignable contracts or such Tower constitutes a Casualty Site.

         6.3      Proceedings. No Litigation or Order shall have been
                  -----------
threatened, instituted, or entered to restrain or prohibit the consummation of this Agreement.

         6.4      No Material Adverse Change. There shall have occurred no
                  --------------------------
material adverse undisclosed condition or material adverse change in the Assets or in the financial condition of the Seller or its ability to fulfill its obligations under this Agreement or the Antenna Site Agreements.

         6.5      Consents. All Consents necessary to consummate the
                  --------
transactions contemplated hereby shall have been procured.

         6.6   Legal Descriptions, Surveys and Title Policies. Purchaser shall
               ----------------------------------------------
have been provided for each Real Property parcel and each Easement reasonably deemed necessary by Purchaser: (a) a legal description conforming to the requirements of Section 5.8; and (b) if Purchaser so elects, a Title Insurance Policy. Also, Purchaser shall have obtained a current survey of each Real Property parcel certified to Purchaser, prepared by a licensed surveyor and including a surveyor certificate and other matters reasonably satisfactory to Purchaser (the "Surveys"). Each Survey shall include and depict the legal description corresponding to the Title Insurance Policy for the subject Real Property, and shall disclose the location of all Improvements, easements, roadways, utility lines, and other matters shown customarily on such Surveys, and shall show access affirmatively to public streets and roads. The Surveys and Title Insurance Policies shall be provided at Purchaser's sole expense.

         6.7   Lease Documentation. The Antenna Site Agreements, all Ground
               -------------------
Leases (and recordable memoranda thereof) and all Tower Leases, shall have been executed by all necessary or appropriate parties and delivered to Purchaser and Seller shall have delivered to Purchaser any and all documents and instruments contemplated by this Agreement.

         6.8   Estoppel and Consent. Purchaser shall have obtained from each
               --------------------
Ground Lease lessor, and if applicable, mortgagee, on any Real Property parcel to be Ground Leased to Purchaser a recordable estoppel and, if required under such Ground Lease, consent agreement in form reasonably satisfactory to Purchaser. Purchaser also shall have received from any other person or entity holding an interest in the Real Property parcel documentation reasonably satisfactory to Purchaser confirming Purchaser's right to operate the Assets thereon, free and clear of any lien, security interest, easement, or other restriction, except for Permitted Encumbrances.

         6.9   Easements. Purchaser shall have been granted or assigned, in
               ---------
recordable form, all applicable access and guy wire Easements for each Real Property parcel.

         6.10  Certificate. Purchaser shall have received the Seller's
               -----------
certificate from Seller dated the applicable Closing Date, in a form reasonably acceptable to Purchaser, which certificate shall, among other things, update Seller's representation and warranties under Article III hereof.

         6.11  Release of Seller Indebtedness. At or prior to each of the
               ------------------------------
Closings, Seller shall cause either to be paid off, released of record, bonded off or insured over by the relevant title insurer any mortgages, deeds of trust, deeds to secure debt or similar security instruments (collectively, "Indebtedness") which encumber Seller's title to the Assets to be transferred at such Closing and secure indebtedness for borrowed money owing by Seller or any Affiliate of Seller or represent capitalized lease obligations of Seller or any Affiliate of Seller.

         6.12  Title Policies. Each Title Insurance Policy that Purchaser opts
               --------------
to procure pursuant to Section 5.9 shall, when issued (A) insure title to the Real Property (or, if applicable, ground leasehold interest therein) and all recorded easements and servitudes benefiting such Real Property (or, if applicable, ground leasehold interest therein), (B) insure over the general exceptions contained customarily in such policies (Seller will provide all customary title, lien and possession affidavits required by the title insurer to accomplish the foregoing), (C) insure that the Real Property described in the title insurance policy is the same Real Property as shown on the Survey delivered with respect to such Real Property, (D) insure that there is unencumbered access to the Real Property, and (E) if the Real Property consists of more than one record parcel, insure that all of the record parcels are contiguous to one another.

         6.13  Ground Leases. With respect to each of the Ground Leases, the
               -------------
Purchaser shall have received (a) a recordable form of such Ground Lease (or memorandum thereof) if the Ground Lease has not been recorded in the appropriate public records; and (b) the Estoppel Agreement. In addition, each Ground Lease to be assigned to Purchaser under this Agreement (i) shall have at least fifteen
(15) years remaining under the term, which may include extension terms not yet exercised, provided that, under the terms of such lease, the extensions are either automatic or exercisable at the tenant's option and in no event may any other Person (other than the tenant) be entitled to prevent, refuse or nullify the exercise of such extension, unless the tenant is in default; and (ii) shall permit Purchaser to co-locate additional Tenants on the Tower and buildings on the Land without the requirement to obtain the approval or consent of any other Person and without the requirement to pay additional money to any other Person.

         6.14  All Conditions Satisfied. All actions required to be taken by
               ------------------------
Seller in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required from Seller to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Purchaser.

         6.15  Financing Condition. The foregoing notwithstanding, Purchaser's
               -------------------
obligations to close on any Towers other than the initial 127 Towers included in the First Closing shall be expressly subject to meeting the Purchaser's Financing Condition.

                  ARTICLE VII- SELLER'S CONDITIONS PRECEDENT

         The obligations of Seller are subject to fulfillment at or before each Closing of each of the following conditions (with respect to such Closing):

         7.1   Representations and Warranties. Each representation and warranty
               ------------------------------
of Purchaser contained herein (irrespective of any knowledge qualifier contained therein) shall be true and correct in all material respects as of the applicable Closing, subject to any changes expressly contemplated by this Agreement.

         7.2   Covenants. Purchaser shall have performed and complied with all
               ---------
covenants or conditions required to be performed and complied with by it at or before the applicable Closing.

         7.3   Proceedings. No Litigation or Order shall have been entered to
               -----------
restrain or prohibit the consummation of this Agreement.

         7.4   Consents. All Consents necessary to consummate the transactions
               --------
contemplated at such Closing shall have been procured.

         7.5   Certificate. Seller shall have received the Purchaser's
               -----------
certificate from Purchaser dated the applicable Closing Date, in a form reasonably acceptable to Seller, which certificate shall, among other things, update Purchaser's representation and warranties as stated herein.

         7.6   All Conditions Satisfied. All actions required to be taken by
               ------------------------
Purchaser in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required from Purchaser to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Seller.

         7.7   Nondisturbance Agreement. To the extent that Purchaser's lenders
               ------------------------
seek to encumber any of the Assets transferred hereunder, Purchaser shall procure from the secured party in whose favor such encumbrance shall be given, an agreement not to disturb Seller's quiet enjoyment.

                    ARTICLE VIII-INDEMNIFICATION; REMEDIES

         8.1   Indemnity.
               ---------

               (a) Subject to the terms and conditions of this Article VIII, Seller hereby agrees to indemnify, defend, and hold harmless Purchaser and its officers, directors, shareholders, agents, and attorneys for, from, and against all Damages asserted against or incurred by any of them by reason of or resulting from: (i) a breach by Seller of any representation, warranty, or covenant made by it herein or in any agreement executed pursuant hereto, and
(ii) the operation and ownership of the Assets prior to the applicable Closing Date.

               (b) Subject to the terms and conditions of this Article VIII, Purchaser hereby agrees to indemnify, defend, and hold harmless Seller and its officers, directors, partners, agents, members, managers, and attorneys for, from, and against all Damages asserted against or incurred by any of them by reason of or resulting from: (i) a breach by Purchaser of any representation, warranty, or covenant made by it herein or in any agreement executed pursuant hereto; (ii) the Assumed Commitments from and after the Closing Date; and (iii) the operation and ownership of the Assets from and after the Closing Date unless such Damages are the direct result of the acts or omissions of Seller that occurred or did not occur, as the case may be, prior to the applicable Closing Date and continued as acts or omissions thereafter.

               (c) Notwithstanding anything to the contrary in this Agreement, the Seller shall be required to indemnify, defend, and hold harmless Purchaser and its officers, directors, shareholders, agents and attorneys for Damages or otherwise only up to a cumulative aggregate maximum of 10% of the sum of the Closing Prices for all Closings, unless such Damages result from fraud or intentional misrepresentation by Seller, in which case no such limitation shall apply. Notwithstanding anything to the contrary in this Agreement, Purchaser shall be required to indemnify and hold harmless Seller and its officers, directors, shareholders, agents and attorneys for Damages or otherwise only up to a cumulative aggregate maximum 10% of the sum of the Closing Prices for all Closings.

               (d) Seller shall not be required to indemnify Purchaser and its officers, directors, shareholders, agents and attorneys for damages or otherwise with respect to any claim, liability or loss unless the amount of the aggregate Damages arising in connection therewith from the same or different facts exceeds either (i) the cumulative aggregate maximum of 1% of the Purchase Price for each Tower or (ii) Seventy-Five Thousand and No/100 Dollars ($75,000.00) for a particular Tower; provided, however, that the foregoing shall not be applicable to Seller's obligation to make payments under the Antenna Site Agreements. The foregoing notwithstanding, until Purchaser has confirmed that all Conditions Precedent contained in Article VI of this Agreement have been satisfied in accordance with Section 2.6 hereof, the foregoing thresholds shall not apply and, instead, Seller shall not be required to indemnify Purchaser and its officers, directors, shareholders, agents and attorneys for damages or otherwise with respect to any claim, liability or loss unless the amount of the aggregate Damages arising in connection therewith from the same or different facts relating to a particular Tower exceeds Five Thousand and No/100 Dollars with respect to such particular Tower.

         8.2   Indemnification Conditions. The indemnification obligations and
               --------------------------
liabilities provided for herein are subject to the following terms and conditions:

                  (a) Within 30 days after receipt of notice of commencement of any action after the written assertion of any third party claim, the party seeking indemnification (the "Indemnitee") shall give the party providing indemnification (the "Indemnitor") written notice thereof together with a copy of such claim, and the Indemnitor shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that the Indemnitee may participate in the defense with counsel of its own choice and at its own expense.

                  (b) If the Indemnitor by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent default judgment) does not elect to defend against such claim, the Indemnitee will have the right to undertake the defense, compromise, or settlement of such claim on behalf of and for the account and risk and expense of the Indemnitor. The Indemnitor shall advance payment for such expenses as they are incurred by the Indemnitee within 10 days after request therefor.

                  (c) Notwithstanding anything to the contrary, the Indemnitor shall not settle any claim without the consent of the Indemnitee unless such settlement involves only the payment of money and the claimant provides to the Indemnitee a release from all liability regarding the claim; provided, however, that Purchaser must consent to the settlement of an indemnity claim that involves only the payment of money by Seller as Indemnitor that is either below the minimum Damages threshold described in Section 8.1(d) or above the maximum permitted in Section 8.1(c).

            8.3   Specific Performance and Other Remedies. Each party
                  ---------------------------------------
acknowledges that its refusal to consummate the transactions contemplated hereby will cause irrevocable harm to the other, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, each party shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief, without being required to post bond or other security. The remedies provided in this Article VIII shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.

            8.4   Reliance on and Survival of Representations, Warranties, and
                  ------------------------------------------------------------
Covenants. Notwithstanding any investigation by any party, or any information
---------
obtained pursuant thereto, each party shall be entitled to rely upon the representations and warranties of the other party contained in this Agreement or any related agreement as to compliance with or performance of any covenants made and as to satisfaction of any conditions precedent. All representations and warranties in this Agreement or in any related agreement, schedule, exhibit, or other instrument delivered by or on behalf of a party pursuant hereto, the covenants of the parties and indemnification obligations of the parties hereto relating thereto shall survive and continue in effect for a period of eighteen
(18) months after each of the Closings with respect to any matters that relate to such Closing, subject to any applicable statutes of limitation, except for representations and warranties regarding Seller's title to Assets and Tax matters and Purchaser's covenants regarding the Assumed Commitments, which representations, warranties and covenants shall continue in effect indefinitely after the date of this Agreement until expiration of the applicable statutes of limitation period. Notwithstanding the foregoing, with respect to any claim made by any party hereto in writing specifying such claim on or before expiration of the eighteen (18) month period or applicable statutes of limitation, as the case may be, the representations and warranties that are the subject of such claim and the indemnification obligations with respect thereto shall continue in effect insofar as they relate or allegedly relate to the claim, until the claim is finally resolved.

                            ARTICLE IX-TERMINATION

         9.1   Termination by Purchaser. Purchaser may terminate this Agreement
               ------------------------
(in whole or in part, as applicable) by written notice to the Seller, whereupon the Deposit, the Second Deposit, if paid, and the Future Towers Deposit, if paid, shall be returned to Purchaser together with interest thereon:

               (a) if any condition precedent to its obligation to close stated in Article VI has not been fulfilled by the scheduled Closing Date;

               (b) if Seller has failed to comply with any material term or condition of this Agreement and such failure is not cured by the applicable Closing Date, or Seller has provided Purchaser with materially inaccurate or misleading information or has failed to disclose fully to Purchaser any material information about the Assets requested by Purchaser;

               (c) if a material adverse undisclosed condition or material adverse change in the Assets or a material adverse change in the ability of Seller to carry out any obligation under this Agreement has been discovered or has occurred after the date hereof and before Closing and Seller has not cured such condition or adverse change by the applicable Closing Date;

               (d)    as to specified Assets, provided the requirements of
Section 2.6 and/or Article VI for such termination by Purchaser are satisfied and Seller has not cured the applicable circumstance or condition by the applicable Closing Date; or

               (e) for any reason other than a default by Purchaser if the Closings have not occurred in accordance with Article II hereof.

         9.2   Termination by Seller. Seller may terminate this Agreement by
               ---------------------
written notice to Purchaser if any of the following events occur and the occurrence of such event is attributable to the act or omission of Purchaser, whereupon the Deposit, the Second Deposit, if paid, and the Future Towers Deposit, if paid, shall be forfeited by Purchaser and shall be paid in full to
Seller:

               (a) any of the conditions precedent to its obligation to close stated in Article VII have not been fulfilled by the scheduled Closing Date and such failure results from the act or failure to act of Purchaser;

               (b) Purchaser has failed to comply with any material term or condition of this Agreement and such failure is not cured by the applicable Closing Date; or

               (c) for any reason resulting from the act or failure to act of Purchaser if the Closings have not occurred in accordance with Article II hereof.

         9.3   Exclusion of Certain Towers. Purchaser shall have the option to
               ---------------------------
exclude from the Assets, and terminate this Agreement as to, any Assets with respect to which all conditions precedent to Purchaser's obligations to acquire a specific Tower have not been satisfied as of the Closing. Notwithstanding the foregoing, if pursuant to Article VI or Section 2.6 hereof, Purchaser elects to terminate with respect to an aggregate of either (i) nineteen (19) Towers to be conveyed at the First Closing, or (ii) at least forty-five (45) of the Current Towers in the First or Second Closings, Seller may terminate this Agreement as to all Assets, including Current Towers and Future Towers, not previously conveyed.

                            ARTICLE X-MISCELLANEOUS

         10.1 Amendment. This Agreement may be amended or changed only in
              ---------
writing executed by the party against which enforcement of the amendment, modification or change is sought.

         10.2 Assignment. Neither this Agreement nor any right created hereby is
              ----------
assignable by either party hereto, except by a party to an Affiliate, a direct or indirect wholly owned subsidiary of such party, or a party which acquires through merger, stock purchase or a purchase of substantially all of the assets of such party; provided, however, that any such assignment shall not relieve the assignor from its obligations hereunder. This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, estates, devisees, successors and permitted assigns.

         10.3 Amendments; Remedies. All rights and remedies of the parties
              --------------------
hereunder are cumulative, and are not exclusive of any rights or remedies provided by law or in equity, and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

         10.4 Notices. Any notice or other communication to be given under this
              -------
Agreement by any party to any other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or (d) delivered by facsimile transmission, to the address set forth below, or to such other address as may be designated by the parties from time to time in accordance with this
Section 10.4.

        If to Seller:           Louisiana Unwired L.L.C.
                                One Lakeshore Drive, Suite 1900
                                Lake Charles, Louisiana 70629
                                Attn: Chief Financial Officer

        With copies to:         Louisiana Unwired L.L.C.
                                P.O. Box 3709
                                Lake Charles, Louisiana 70629
                                Attn: General Counsel

        If to Purchaser:        SBA Properties, Inc.
                                One Town Center Road, 3/rd/ Floor
                                Boca Raton, Florida 33486
                                Attn: Mr. John Marino, Chief Financial Officer

        With copies to:         SBA Properties, Inc.
                                One Town Center Road, 3/rd/ Floor
                                Boca Raton, Florida 33486
                                Attn: Thomas Hunt, Esq., General Counsel

Notices delivered personally, by overnight express delivery service or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing. Notices delivered by facsimile transmission shall be deemed given upon receipt by the sender of the transmission confirmation.

         10.5 Entire Agreement. This Agreement and the Exhibits and Schedules
              ----------------
hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section 10.5.

         10.6 Costs and Expenses. Whether or not the transactions contemplated
              ------------------
hereby are consummated, each party shall bear its own costs and expenses (including attorneys' fees), and each party agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in litigation or other proceeding to enforce or interpret this Agreement.

         10.7 Severability. If any provision of this Agreement is held to be
              ------------
illegal, invalid, or unenforceable, the provision shall be severable and this Agreement shall be construed and enforced as if such provision were never a part hereof, and the remaining provisions hereof shall remain in full force and effect.

         10.8 Governing Law. This Agreement and the rights and obligations of
              -------------
the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         10.9 Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have made and entered into this Agreement as of the date first written above.

                                   PURCHASER:

                                   SBA PROPERTIES, INC.


                                   By:___________________________
                                   Name:
                                   Title:



                                   SELLER:

                                   LOUISIANA UNWIRED L.L.C.



                                   By:___________________________

                          Name:
                                   Name:
                                   Title:

                                 SCHEDULE 3.5

None.

                                   EXHIBIT A

                                TOWER CRITERIA

     The Tower Criteria shall be the load capacity of the Towers reflected on the drawings that are attached hereto (sites: DEC 5, LC 33, and TYLER 18) and a Tower shall be deemed to have met the minimum specifications of the Tower Criteria if such does Tower's load capacity is not materially less than the load capacity for such attached Towers.

                                   EXHIBIT B

                            ANTENNA SITE AGREEMENT

2. ANTENNA SITE AGREEMENT

================================================================================

1. Premises and Use. SBA Properties, Inc., a Florida corporation ("Owner") leases to Louisiana Unwired, LLC, a Louisiana limited liability company ("Tenant"), the site described below: Tower antenna space; Ground space for placement of Pad or Shelter ("Shelter") for Tenant's base station equipment consisting of approximately _______________ square feet; and space required for Tenant's cable ladders, cable runs and cable bridges to connect telecommunications equipment and antennas, in the location shown on Exhibit A, together with a non-exclusive easement for access thereto and to the appropriate, in the discretion of Tenant, source of electric and telephone facilities, (collectively, the "Site"). The Site will be used by Tenant for the purpose of installing, removing, replacing, modifying, maintaining and operating, at its expense, a telecommunications service system facility consisting of the antenna(s) and related equipment set forth on Exhibit B (the "Equipment"). If Tenant desires to place equipment on the Site in addition to that listed on Exhibit B, Owner and Tenant will in good faith negotiate (with both Tenant and Owner allowed to consider and take into consideration all factors and events known to them at the time of such negotiations) the placement of the additional equipment and the associated increased rent. In the event Owner and Tenant reach agreement on the additional equipment and associated increase in rent, all other provisions of this Agreement shall remain in full force and effect as to such new equipment and existing equipment. The placement of substitution equipment in accordance with Section 9 shall not constitute additional equipment unless the same shall utilize additional space or capacity. Tenant will use the Site in a manner which will not unreasonably disturb the occupancy of Owner's other tenants, and Owner shall use its best efforts to prohibit other users from using the Site in a manner that unreasonably disturbs Tenant. [RIGHT OF FIRST REFUSAL AND OPTION LANGUAGE FROM PURCHASE AND SALE AGREEMENT TO BE INSERTED HERE FOR THE APPLICABLE TOWERS]

2. Term. The "Initial Term" of this Agreement shall be ten (10) years beginning on the date set forth below ("Commencement Date") and terminating on the tenth anniversary of the Commencement Date. This Agreement will automatically renew for three (3) additional terms (each a "Renewal Term") of five (5) years each, unless Tenant provides notice to Owner of its intention not to renew not less than one-hundred and twenty (120) days prior to the expiration of the Initial Term or any Renewal Term. COMMENCEMENT DATE: ____________, 2000.
                          ------------------

3. Rent. Annual rent in the amount of One Thousand Five Hundred Dollars ($1,500) will be due on the Commencement Date and will be increased (and due) annually on each anniversary of the Commencement Date (during the Initial and all Renewal Terms) by 4% of the annual rate in effect for the prior year. Rent shall be apportioned for any fractional year in which the Term begins or ends.

4. Title and Quiet Possession. Owner represents and agrees (a) that it is in possession of the Site as either fee owner or lessee under a valid ground lease, ("Ground Lease"); (b) that if applicable, upon request from Tenant, Owner will provide to Tenant a copy of the Ground Lease with financial and other confidential terms redacted attached hereto as Exhibit "E"; (c) that it has the right to enter into this Agreement; (d) that the person signing this Agreement has the authority to sign on behalf of Owner; (e) that the execution and delivery of this Agreement by Owner does not conflict with any applicable law or agreement to which Owner is a party that affects Owner's ability to perform its obligations hereunder or Tenant's rights hereunder; and (f) that Tenant is entitled to the quiet possession of the Site subject to zoning and other requirements imposed by governmental authorities, any easements, restrictions, or encumbrances of record throughout the Initial Term and each Renewal Term so long as Tenant is not in default beyond the expiration of any cure period. Notwithstanding anything to the contrary contained in this Agreement, if the Site is subject to a Ground Lease, either party may terminate this Agreement without further liability upon the termination or expiration of Owner's right to possession of the Site under the Ground Lease. Owner will not do, attempt, permit or suffer anything to be done which could be construed to be a violation of the Ground Lease. This Agreement is subordinate to any mortgage or deed of trust now of record against the Site. Promptly after this Agreement is fully executed, Owner will request the holder of any such mortgage or deed of trust to execute a non-disturbance agreement in a form provided by Tenant, and Owner will cooperate with Tenant at Tenant's sole expense toward such an end to the extent that such cooperation does not cause Owner additional unreimbursed financial liability. Tenant will not, directly or indirectly, on behalf of itself or any third party, communicate, negotiate, and/or contract with the lessor of the Ground Lease, unless Owner's rights under the Ground Lease have been terminated.

5. Assignment/Subletting. Tenant may not assign or transfer this Agreement without the prior written consent of Owner, which consent will not be unreasonably withheld, delayed or conditioned. However, Tenant may assign this Agreement without the Owner's prior written consent to any party controlling, controlled by or under common control with Tenant or to any party with which it merges or that purchases all or substantially all of the assets of Tenant, provided that the assuming party has comparable credit quality to that of Tenant. Tenant may also assign this agreement without Owner's consent to any holder or licensor of Tenant's frequency provided that the assuming party has comparable credit quality to that of Tenant. Tenant may not sublease this Agreement. Upon assignment in accordance herewith, Tenant shall be relieved of any and all obligations or liability arising subsequent to such assignment.

6. Access and Security. Tenant will have the reasonable right of access to the Tower where its equipment is located without providing notice to Owner unless notice is required under the terms of the underlying ground lease. Tenant will have unrestricted access twenty-four (24) hours a day seven (7) days a week to its Pad or Shelter. In the event of an emergency situation which poses an immediate threat of harm or damage to persons and/or property (including the continued operations of Tenant's telecommunications equipment) which requires entry on the Tower, Tenant may enter same and take the actions that are required to protect individuals or personal property from the immediate threat of harm or damage; provided that promptly after the emergency entry and in no event later than twenty-four (24) hours, Tenant gives telephonic and written notice to Owner of Tenant's entry onto the Site.

7. Notices. All notices must be in writing and are effective when deposited in the U.S. mail, certified and postage prepaid, or when sent via overnight delivery, to the address set forth below, or as otherwise provided by law.

If to Tenant: Louisiana Unwired, LLC
              Attn: Site Acquisition
              and Development Dept.
              P.O. Box 3709
              Lake Charles, LA 70602-3709
              (318) 436-9000

If to Tenant's Lender:
              COBANK, ACB
              Attn: Rural Utility
              Banking Group
              900 Circle 75 Parkway,
              Suite 1400
              Atlanta, GA 30339
              (770) 618-3200

Owner:        SBA Properties, Inc.
              One Town Center, 3rd Floor
              Boca Raton, FL 33486
              Attn: Site Administration





Rental Payments:
              SBA Properties, Inc.
              P.O. Box 945752
              Atlanta, GA 30394-5752

8. Installation and Improvements. Prior to installing or allowing any additional Equipment to be installed at the Site or making any changes, modifications or alterations to such Equipment, Tenant, at its expense, will obtain all required approvals and will submit to Owner plans, specifications and proposed dates of the planned installation or other activity, for Owner's approval which approval will not be unreasonably withheld, delayed or conditioned, including, if reasonably requested by Owner, a tower loading study and/or an intermodulation study performed and certified by an independent licensed professional engineer. The approved plans will be deemed incorporated into this Agreement. All installation of or other work on Tenant's equipment on the Tower will be at Tenant's sole expense and performed, at Tenant's option, by a licensed third party contractor or by Owner or one of its affiliates or subsidiaries which services shall be performed at fair market rates. Owner shall have the right to bid on all work performed on Tenant's behalf at the Site. All installations, operation and maintenance of Equipment must be in accordance with Owner's policies set forth in Exhibit D. Owner reserves the right to prohibit operation of any Equipment it reasonably deems to be improperly installed, unsafe or not included in the installation design plan after forty eight (48) hour notice to Tenant. Owner agrees that Tenant may install, at Tenant's sole cost and expense as required for Tenant's Equipment, a backup generator to provide backup power in the event of a power outage at the Site. Owner agrees to cooperate with Tenant's reasonable requests, at Tenant's expense, with respect to obtaining any required zoning approvals for the Site and any improvements. Upon termination or expiration of this Agreement, Tenant shall remove its Equipment listed on Exhibit A and any other improvements and will restore the Site to the condition existing on the Commencement Date, except for ordinary wear and tear and insured casualty loss. If Tenant fails to remove its equipment as specified in the preceding sentence, Tenant's equipment will be subject to disconnection, removal, and disposal by Owner. If Tenant's Equipment remains on the Site after the termination or expiration date (even if it has been disconnected), and after Owner has provided five (5) days notice to Tenant, Tenant will pay to Owner a hold-over fee equal to one hundred fifty percent (150%) of the then-effective monthly rent, prorated from the effective date of termination to the date the Equipment is removed from the Site. Owner will have the right (but not the obligation) to disconnect and remove equipment from the Site. If, after the termination date, Owner disconnects and removes equipment, Tenant will pay to Owner upon demand one hundred fifty percent (150%) of the disconnection, removal and storage expenses incurred by or on behalf of Owner. If the Equipment is not reclaimed by Tenant within forty-five (45) days of its removal from the Site, and after Tenant has received at least five (5) business days notice, Owner has the right to sell the Equipment and deduct therefrom any amounts due under this Agreement, returning the remainder to Tenant. Upon written notice by Owner to Tenant not less than five (5) business days beforehand, unless such notice can not reasonably be provided in which event Owner will give Tenant the earliest possible reasonable notice, Tenant will cooperate with Owner in rescheduling its transmitting activities, reducing power, or interrupting its activities for limited periods of time in the event of an emergency or in order to permit the safe installation of new equipment or new facilities at the Site or to permit repair to facilities of any user of the Site or to the related facilities.

9. Compliance with Laws. Except for representations by Owner contained in this Agreement, Tenant agrees to take the Site in strictly "as is" condition. Owner represents that the Site, its property contiguous thereto, and all improvements located thereon, are in material compliance with building, life/safety, disability and other laws, codes and regulations of applicable governmental authorities. Tenant will materially comply with all applicable laws relating to its possession and use of the Site and its Equipment. Within sixty (60) days after execution of this Agreement, Tenant shall provide Owner with a copy of the FAA Determination of No Hazard which grants approval to Tenant's frequencies and power (ERP) to be used at the Site. Upon request by Owner, Tenant will produce satisfactory evidence that all equipment installed at the Site complies with federal regulations pertaining to radio-frequency radiation standards and is licensed with the FCC, if applicable. Owner accepts responsibility for the Site's compliance with all tower or building marking and lighting regulations promulgated by the Federal Aviation Administration "FAA" or the Federal Communications Commission "FCC," as applicable. Owner represents and warrants that the Site complies with all applicable tower or building marking or lighting regulations promulgated by the FAA or the FCC. Owner agrees that Tenant may install, at Tenant's sole cost and expense as required for Tenant's Equipment, a tower lighting alarm monitoring system (including, but not limited to, commercial power and a dedicated surveillance telephone line) to monitor the status of the tower/building lighting. Owner shall be solely responsible for reporting any lighting outages or malfunctions to the appropriate governmental authorities. Tenant's installation of such tower/building lighting alarm monitoring system will not relieve Owner of its primary responsibility for compliance with all applicable tower or building marking and lighting requirements.

10. Insurance. Tenant will procure and maintain a public liability policy, with limits of not less than $1,000,000 for bodily injury, $1,000,000 for property damage, $2,000,000 aggregate, which minimum Owner may reasonably require adjusting at each renewal term, with a certificate of insurance to be furnished to Owner within thirty (30) days of execution of this Agreement and prior to performing any work. Such policy will provide that cancellation will not occur without at least fifteen (15) days prior written notice to Owner. Tenant will cause Owner to be named as an additional insured on such policy.

11. Interference. Tenant understands that, subject to the terms of this Agreement, it is the intent of Owner to accommodate as many users as possible and that Owner may rent space to any other entity or person(s) desiring its facilities. Tenant shall use its best efforts to not cause, by its transmitter or other activities, including the addition of any equipment at a future date, interference to Owner or other tenants that have previously commenced rental payments. Tenant shall provide Owner with a list of frequencies to be used at the Site prior to putting said frequencies into operation. If interference occurs which involves Tenant, regardless of Tenant's use of best efforts to avoid interference, Owner may require that an intermodulation study be conducted at Tenant's cost. Tenant shall have the right to participate in any such intermodulation studies. If Owner determines that the interference is the responsibility of Tenant, Owner will notify Tenant and Tenant shall have five
(5) business days from date of notice to correct the interference and if not corrected, Tenant shall cease, and Owner shall have all rights to any legal means necessary including injunctive relief and, upon five (5) business days prior notice, self help remedies to cause Tenant to cease transmission, except for intermittent testing for the purpose of correcting the interference. If interference cannot be corrected within sixty (60) calendar days from Tenant's receipt of Owner's notice, then Owner may terminate this Agreement without further obligations to Tenant. Further, if Owner or Tenant determines that another tenant at the Site is causing interference to Tenant and the interference is not corrected within sixty (60) days from Owner's determination, and such interference precludes Tenant from using the Site for its intended purpose, Tenant may terminate this Agreement. Owner will require substantially similar interference language as outlined in this paragraph in all future Tenant Agreements related to this Site.

12. Utilities. Tenant will pay for all utilities used by it at the Site and Tenant will install its own electric meter. Tenant will be responsible directly to the appropriate utility companies for all utilities required for Tenant's use of the Site. However, Owner agrees to cooperate with Tenant, at Tenant's expense, in its efforts to obtain utilities from any location provided by the Owner or the servicing utility. Temporary interruption in the power provided by the facilities will not render Owner liable in any respect for damages to either person or property nor relieve Tenant from fulfillment of any covenant or agreement hereof. If any of Tenant's communications Equipment fails because of loss of any electrical power, and the restoration of the electrical power is within the reasonable control of Owner, Owner will use its best efforts to cause the applicable utility company to restore the electrical power promptly, but will have no claim for damages on account of an interruption in electrical service occasioned thereby or resulting therefrom unless the interruption is a result of Owner's gross negligence.

13. Relocation Right. If reasonably determined necessary by Owner to relocate the tower, Owner will have the right to relocate the telecommunications facility of Tenant, or any part thereof, to an alternate tower location (Relocation Site) on Owner's property; provided, however, that such relocation will (1) be at Owner's sole cost and expense, (2) be performed exclusively by Tenant or its agents, (3) not unreasonably result in any interruption of the communications service provided by Tenant on Owner's property, and (4) not impair, or in any manner alter, the quality of communications service provided by Tenant on and from Owner's property. Owner will exercise its relocation right by delivering written notice to Tenant. In the notice, Owner will propose an alternate site on Owner's property to which Tenant may relocate its Equipment. Tenant will have sixty (60) days from the date it receives the Notice to evaluate Owner's proposed relocation site, during which period Tenant will have the right to conduct tests to determine the technological feasibility of the proposed relocation site. Failure to respond in writing within the sixty (60) day period, will be deemed an approval. If Tenant disapproves such relocation site, then Owner may thereafter propose another relocation site by notice to Tenant in the manner set forth above. Tenant's disapproval of a relocation site must be reasonable. Tenant will have a period of ninety (90) days after completion of the Relocation Site to relocate (at Owner's expense) its Equipment to the Relocation Site. Owner and Tenant hereby agree that the Relocation Site (including the access and utility right of way) may be surveyed by a licensed surveyor at the sole cost of Owner, and such survey will then supplement Exhibit A and become a part hereof.

14. Termination by Tenant. Tenant may terminate this Agreement at any time by notice to Owner without further liability if (i) Owner fails to have proper possession of the Site or authority to enter into this Agreement; or (ii) Tenant does not obtain, after making diligent efforts, all permits or other approvals (collectively, "approval") required from any governmental authority or any easements required from any third party to operate the telecommunications system facility, or if any such approval is canceled, expires, is withdrawn or terminated by such governmental authority or third party following Tenant's diligent efforts to maintain such approval.

15. Default. If the Rent or other amount due hereunder is not paid in accordance with the terms hereof, Tenant will pay interest on the past due amounts at the lesser of (i) the rate of one and one-half percent (1.5%) per month, or (ii) the maximum interest rate permitted by applicable law. If either party is in default under this Agreement for a period of (a) ten (10) days following receipt of notice from the non-defaulting party with respect to a default which may be cured solely by the payment of money, or (b) thirty (30) days following receipt of notice from the non-defaulting party with respect to a default which may not be cured solely by the payment of money, then, in either event, the non-defaulting party may pursue any remedies available to it against the defaulting party under applicable law, including, but not limited to, the right to terminate this Agreement. If the non-monetary default may not reasonably be cured within a thirty (30) day period, this Agreement may not be terminated if the defaulting party commences action to cure the default within such thirty
(30) day period and proceeds with due diligence to fully cure the default.

16. Taxes. Tenant shall pay all taxes, including, without limitation, sales, use and excise taxes, and all fees, assessments and any other cost or expense now or hereafter imposed by any government authority in connection with Tenant's payments to Owner, Tenant's Equipment or Tenant's use of the Site. In addition, Tenant shall pay that portion, if any, of the personal property taxes or other taxes attributable to Tenant's Equipment. Tenant shall pay as additional rent any increase in real estate taxes levied against the Site and Tenant's Equipment attributable to the Tenant's use and occupancy of the Site. Payment shall be made by Tenant within thirty (30) days after presentation of receipted bill and/or assessment notice which is the basis for the demand.

17. Indemnity. Owner and Tenant each indemnifies the other against and holds the other harmless from any and all costs (including reasonable attorneys' fees and costs) and claims of liability or loss which arise out of the use and/or occupancy of the Site by the indemnifying party including, without limitation, any damage occurring outside of the Site in connection with such parties installation of Equipment. This indemnity does not apply to any claims arising from the negligence or intentional misconduct of the indemnified party. Except for its own acts of negligence or intentional misconduct, no party to this Agreement will have any liability for any loss or damage due to personal injury or death or property damage experienced by the other party for any reason whatsoever. Except for its own acts of gross negligence, neither party to this Agreement will have any liability to the other for loss of revenues due to discontinuance of operations at the Site, libel or slander, or imperfect or unsatisfactory communications experienced by the Tenant or other tenants at the site for any reason whatsoever. In addition, Tenant releases or discharges Owner from any obligation to indemnify or hold Tenant harmless from any loss, damages, fines, penalties or costs which results from the acts or omissions of Tenant or any of its affiliates prior to the Date of this Agreement,

18. Hazardous Substances. Owner represents that it has no knowledge of any substance, chemical or waste (collectively, "substance") on the Site that is identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation. Tenant or Owner will not transport, introduce or use any such substance on the Site in violation of any applicable law, or permit any discharge or release of such substance on the Site.

19. Liens. Tenant will not permit any mechanics, materialman's or other liens to stand against the Site for any labor or material furnished the Tenant in connection with work of any character performed on the Site by or at the direction of the Tenant. In the event that any notice of lien will be filed or given, Tenant will, within thirty (30) days after the date of filing cause the same to be released or discharged by either payment, deposit, or bond. Owner will be indemnified by Tenant from and against any losses, damages, costs, expenses, fees or penalties suffered or incurred by Owner on account of the filing of the claim or lien. Tenant shall not be responsible for any consequential damages incurred by Owner on account of the filing of the claim or lien.

20. Casualty or Condemnation. In the event of any damage, destruction or condemnation of the Site, or any part thereof, not caused by Tenant that renders the Site unusable or inoperable, Owner will have the right, but not the obligation, to provide an alternate location, whether on the same Site or another Site, or to terminate this Agreement within thirty (30) days after the damage, destruction or condemnation. If Owner chooses to terminate this Agreement, Owner agrees that it will, subject to any necessary third party consents or approvals, assign the underlying ground lease to Tenant for no consideration. If Owner does not terminate this Agreement: (i) the rent payable hereunder will be reduced or abated in proportion to the actual reduction or abatement of use of the Site by Tenant; and (ii) Owner will make any necessary repairs to the Site caused by the damage or destruction and will be entitled to use any and all insurance proceeds to pay for any repairs. In the event Owner has not proceeded to repair, replace or rebuild the Site within sixty (60) days after the damage or destruction, after giving thirty (30) days written notice and Owner's failure to comply within that time frame, then Tenant may terminate this Agreement. Owner will in no event be liable to Tenant for any damage to or loss of Tenant's Equipment by Tenant's act or omission, or Tenant's violation of any of the terms, covenants or conditions of this Agreement (unless caused solely by Owner's intentional misconduct or negligence). Owner will in no event be liable to Tenant for any loss or damage sustained by reason of any business interruption suffered by reason of any act of God, (unless caused solely by Owner's intentional misconduct or gross negligence). The terms and conditions of this Section 20 shall survive the termination of this Agreement. Owner acknowledges that Tenant may have certain emergency procedures that Tenant may desire to implement, including the temporary location of a cell on wheels on the Site, in the event of a casualty. To the extent possible, Owner will cooperate with Tenant in Tenant's implementation of its emergency responses as the same may exist from time to time.

21. Confidentiality. Each party agrees, unless consented to by the other party, not to discuss publicly, advertise, nor publish in any newspaper, journal, periodical, magazine, or other form of mass media, the terms or conditions of this Agreement or the underlying Ground Lease, except as required by securities or other applicable laws or pursuant to and in accordance with an order from a court or administrative agency of competent jurisdiction. Doing so shall constitute a default under this Agreement immediately. The parties agree that neither will discuss the terms and conditions of this Agreement with any parties not directly involved with this Agreement. Nothing in this Section shall prohibit either party from discussing the terms and conditions of this Agreement with their respective legal or financial advisors, so long as such advisors understand and agree to the terms of this confidentiality provision.

22. Bankruptcy and Insolvency. Owner and Tenant agree that this Agreement constitutes a lease of non-residential real property for the purposes of 11 U.S.C. ss. 365 (d) (4) or any such successor provision.

23. Rights of Tenant's Lender. Owner acknowledges that Tenant may obtain financing from third party lenders (the "Lenders") to finance Tenant's system. In connection with any such financing, and notwithstanding anything contained in this Agreement to the contrary, Owner agrees, without further notice or consent of Owner, and for the benefit of Lenders, as follows: (i) to the collateral assignment from time to time of this Agreement to Lenders with prior written notice to Owner; (ii) to subordinate any and all security interests, liens and similar rights Owner may have, whether by agreement or at law or equity, in and to the improvements, equipment and other property of Tenant placed or located on or arising from the use of the Site (the "Tenant Property") to any lien in such property granted from time to time to Lenders, and not to take any action to enforce or realize upon any such security interest, lien or other right it may have without prior written consent of Lenders; (iii) that, as between Owner and Lenders, all Tenant Property shall remain personal property and will not become part of the Site, and Lenders may during the term of this Agreement with five
(5) days prior written notice to Owner, enter the Site to remove the Tenant Property; (iv) to provide Lenders notice of any default under this Agreement (at such address as Lenders shall designate to Owner in writing) and to give Lenders thirty (30) days to cure such default prior to terminating this Agreement, and if Lenders do not cure such default within the thirty (30) day time frame provided for in this Agreement, Owner shall have the right to remove Tenant's equipment from the Tower and store it at Tenant's expense; (v) in the event Lenders or their designees succeeds to Tenant's interest in this Agreement pursuant to the collateral assignment hereof, to recognize Lenders' or such designee's rights as Tenant under this Agreement, provided Lenders or such
                                                  --------
designee, from and after the date of such succession, comply with the terms of this Agreement; (vi) that, at the option of Lenders, the Tenant Property may remain on the Site for sixty (60) days after termination of this Agreement following a default and, during such period, Lenders shall have access to and the right to remove such Tenant Property with five (5) days prior written notice to Owner, provided Lenders shall pay rent at the rate provided for in this
          --------
Agreement, pro rated on a per diem basis, without Lenders incurring any other obligation under this Agreement; and (vii) to execute such consents or other documents as Lenders may reasonably request to evidence the agreements set forth in this

Article 23. Owner and Tenant agree that _____________is a third party beneficiary of this contract and that ___________ shall be entitled to enforce this Section of this Agreement. All notices to ________ pursuant to this Agreement shall be sent to __________, at _________________, (___) ___-____.
Both Owner and Tenant also agree that they shall not amend the term or rental provisions of this lease without the prior consent of ________, ______ agreeing that exercise of a renewal term under this lease shall not be construed as an amendement. In exercising any of their rights under this lease pursuant to (v) or (vi) of this Section, including their right to remove any of Tenant's equipment from the Tower, the Lenders must otherwise comply with all of the terms of this Agreement.

24. Landscaping. Owner agrees that it will keep the landscaping and grass at the Site in a reasonable and customary manner to allow for adequate access to the Site.

25. Miscellaneous. (a) This Agreement applies to and binds the heirs, successors, executors, administrators and assigns of the parties to this Agreement; (b) This Agreement is governed by the laws of the State in which the Site is located; (c) If requested by Tenant, Owner agrees to promptly execute and deliver to Tenant a recordable Memorandum of this Agreement in the form of Exhibit C; (d) This Agreement (including the Exhibits) constitutes the entire Agreement between the parties and supersedes all prior written and verbal agreements, representations, promises or understandings between the parties. Any amendments to this Agreement must be in writing and executed by both parties;
(e) If any provision of this Agreement is invalid or unenforceable with respect to any party, the remainder of this Agreement or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, will not be affected and each provision of this Agreement will be valid and enforceable to the fullest extent permitted by law; (f) The prevailing party in any action or proceeding in court or mutually agreed upon arbitration proceeding to enforce the terms of this Agreement is entitled to receive its reasonable attorneys' fees and other reasonable enforcement costs and expenses from the non-prevailing party; (g) Failure or delay on the part of Tenant or Owner to exercise any right, power, or privilege hereunder will not operate as a waiver thereof; waiver of a breach of any provision hereof under any circumstances will not constitute a waiver of any subsequent breach of the provision, or of a breach of any other provision of this Agreement; and (h) Tenant agrees and acknowledges that, in conjunction with other pre-existing broadcast entities which may transmit from the Site, if necessary due to FCC RF emission standards and upon reasonable notice, Tenant shall reduce power or terminate station operations to prevent possible overexposure of worker to RF radiation.

26. Pre-Existing Conditions. Tenant and Owner acknowledge that Owner has obtained title to the Tower and Site pursuant to the transaction contemplated by a Purchase Agreement by and between Tenant and Owner and that Tenant, or certain of its affiliates, previously developed, constructed, owned and operated the Tower and Site. Accordingly, notwithstanding any provision to the contrary contained herein, Tenant (a) consents to any lease, sublease, license or other occupancy agreement (and any extension or renewal thereof) in effects as of the Date of this Agreement with respect to the Tower and Site, (b) consents to the equipment type and operating frequencies of any leases and subleases located on the Tower and Site of the Date of this Agreement, (c) consents to any connections to the utility improvements on the Site in existence as of the Date of this Agreement, (d) waives, relinquishes, discharges and agrees not to assert any claims or rights which may have with respect to any act, omission, condition or matter which constitute a default by Owner under this Agreement if the same results from the acts or omission of, or conditions or matter caused by, Tenant or any of its affiliates prior to the Date of this Agreement, (e) releases and discharges Owner from any obligation to pay any sum or perform any obligation otherwise to be paid or performed hereunder if such sum should have been paid or obligation should have been performed by Tenant or any of it affiliates prior to the Date of this Agreement,
(f) releases or discharges Owner from any obligation to Tenant to maintain any Tower or Site in a condition better than it existed as of the Date of this Agreement, and (g) agrees that its RF Emissions requirements shall not be superior to any occupants of the Site in occupancy as of the Date of this Agreement unless the agreements entered into with such other occupants prior to the Date of this Agreement acknowledge the superiority of Tenant's RF Emissions.

The following Exhibits are attached to and made a part of this Agreement:
Exhibit "A" (Site Description), "B" (Antenna and Equipment List), "C" (Memorandum of Antenna Site Agreement), "D" (Minimum Installation, Occupancy...), and "E" (underlying Ground Lease).

TENANT: LOUISIANA UNWIRED L.L.C.

____________________________________                Fed Tax ID:   72-1407230
By:                                                           Address:  One
Lakeshore Drive, Suite 1900
Title:                                                                  Lake
Charles, LA 70629
Date: ______________________________________


Witness:____________________________                Witness:____________________



OWNER: SBA PROPERTIES, INC.

____________________________________________
By: Neil Seidman                                    Address:  One Town Center
Road, 3/rd/ Floor
Title: Director of Acquisitions                               Boca Raton, FL
33486
Date:  _____________________________


Witness:____________________________                Witness:____________________

                                   EXHIBIT A
                               SITE DESCRIPTION

Site located at_________________________ situated in the City of_____, County of _________________,
State of ___________________

Legal Description:


Latitude:(degree) ' "   Longitude:(degree) ' "

(b) EXHIBIT B
(c) ANTENNA AND EQUIPMENT LIST

Antenna(s):
     Quantity:
     Type:
     Manufacturer:
     Model:
     Dimensions:
     Weight:
     Mounting:

                                   Orientation:
                                   Downtilt:
                                   Cable:
                                   Number of Lines:
                                   Type:
                                   Size:

Dish:
     Quantity
     Manufacturer:
     Model:
     Dimensions:
     Weight:
     Mount:
                                   At _________' height level.
                                   Orientation
                                   Cable/Type Mount:

GPS Receiver:
     Quantity:
     Manufacturer:
     Model:
     Dimensions:
     Mount Location:
     Cable/Mount:

Ground Space Requirements:
  Tenant provided Shelter:
    Dimensions:
    Type Shelter:
  Existing Shelter Space:
    Dimensions Needed:







  Transmitter
    Quantity:
    Manufacturer:
    Model:
    Power Output (Watts):

  Transmitter Cabinet
    Quantity:
    Manufacturer:
    Model:
    Dimensions:
    Weight:

Other Equipment:

Frequencies:

    Transmit:________MHz
    Receive:_________MHz

ERP:

Transmitter Operating Power:

                                   EXHIBIT C

                     MEMORANDUM OF ANTENNA SITE AGREEMENT

After recording return to:
-------------------------

STATE OF

COUNTY OF

(ii) MEMORANDUM OF ANTENNA SITE AGREEMENT

This memorandum evidences that a lease was made and entered into by written ANTENNA SITE AGREEMENT dated ___________________, between SBA Properties, Inc., a Florida corporation, "Owner" and Louisiana Unwired L.L.C., a Louisiana limited liability company "Tenant," the terms and conditions of which are incorporated herein by reference.

Such Agreement provides in part that Owner leases to Tenant a certain site "Site" located at _________, City of _________, County of _________, State of _________, within the property of or under the control of Owner which is described in Exhibit A attached hereto, with grant of easement for unrestricted rights of access thereto and to electric and telephone facilities for a term of five (5) years commencing on _________, which term is subject to four (4) additional five (5) year extension periods by Tenant.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

TENANT:  LOUISIANA UNWIRED L.L.C.

_______________________________________           Witness:______________________
By:
Title:                                            Print
                                                  Name:_________________________

Tax No: 72-1407230
Address:                                          Witness:______________________

One Lakeshore Drive, Suite 1900
Lake Charles, LA  70629                           Print Name:___________________

Date:_________________________


TENANT NOTARY BLOCK:

(i) STATE OF LOUISIANA

PARISH OF _______________

Personally came and appeared before me, the undersigned authority in and for the said parish and state, on this _______ day of December, 2000, the within named, ___________________, who acknowledged that he is the _______________________ of
Louisiana Unwired L.L.C., a Louisiana Limited Liability Company, and as its acts and deed he executed the above and foregoing instrument, after first having been duly authorized by said company to do so.

          NOTARIAL SEAL                      -----------------------------------
                                             (OFFICIAL NOTARY SIGNATURE)
                                             NOTARY PUBLIC

                                             ___________________________________
     My commission expires:                  (NAME OF NOTARY)
     ______________________                  COMMISSION NUMBER: ____________

OWNER: SBA PROPERTIES, INC.

    _________________________________        Witness:___________________________
By: Neil Seidman
Title: Director of Acquisitions              Print Name:________________________

Tax No: 65-0754577
Address: One Town Center Road, 3/rd/
Floor

                                             Witness:___________________________
Boca Raton, FL 33486

                                             Print Name:________________________
Date:________________________________


OWNER NOTARY BLOCK:

(ii) STATE OF LOUISIANA

PARISH OF _______________

Personally came and appeared before me, the undersigned authority in and for the said parish and state, on this _______ day of December, 2000, the within named, Neil Seidman, who acknowledged that he is the Director of Acquisitions of SBA Properties, Inc., a Florida corporation, and as its acts and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation to do so.

          NOTARIAL SEAL                      ___________________________________
                                             (OFFICIAL NOTARY SIGNATURE)
                                             NOTARY PUBLIC

                                             ___________________________________
     My commission expires:                  (NAME OF NOTARY)
     ______________________                  COMMISSION NUMBER: ____________

                                    EXHIBIT D
             MINIMUM SITE INSTALLATION, OCCUPANCY AND MAINTENANCE
                        REQUIREMENTS AND SPECIFICATIONS

Pre-Installation Standards
--------------------------

1. Prior to installation, Tenant must provide Owner with complete plans for approval, including list of proposed equipment and subcontractors. No work may be performed until approval has been given and all criteria have been met. All equipment must be placed in approved locations only, and Owner must approve any changes before the installation begins. The Owner or its representative shall have the right to be on site during any work on the Site. Owner to provide price quote for installation services based on Tenant's scope of work.

Installation
------------

2.   (a)  The following minimum protective devices must be properly installed:
          (1) Lightning arrestors in feedline at wall feedthru ports(SBA multi-tenant buildings). (PCS providers install jumpers to extend/connect to cabinet like enclosures).
          (2)  Surge protectors in any AC & phone line circuit.
          (3)  Transmitter RF shielding. (Must be in place during operation)
          (4)  Isolator/harmonic filter. (Must be in place during operation)
          (5) Duplexer or cavity bandpass filter. (Must be in place during operation)

     (b) All equipment, including transmitters, duplexers, isolators and multicouplers, must be housed in a metal cabinet or rack mounted. No control stations or inverted transmit/receive frequency pairs are allowed on repeater sites.

     (c) All transmission lines entering the shelter must be 1/2" Heliax/Wellflex or better via a wall feedthru plate and must terminate in a properly installed lightning arrestor with an ID tag on both ends of the line.

     (d) Solid outer shield cable such as Superflex or Heliax/Wellflex must be used for all intercabling outside the cabinet. Under no circumstances will the use of foil shielded or braided RF cable (e.g.; RGB) be permitted outside the cabinet except for RG-6 quad shield cable installed on satellite receive only systems.

     (e)  All antenna, power and phone cables will be routed and properly
                                                             ------------
          supported to the base station in a neat manner using routes provided
          ---------
          for that purpose. Tenant will provide individual Transient (SAD) surge protection to each circuit used. All phone lines will have (SAD) transient surge protection installed. All wiring and installation will be by means of clamping or strapping and in no event will any members or other parts of the tower be drilled, welded, punched or otherwise mutilated or altered.

     (f) All Tenants are to obtain power from the power panel and/or AC receptacle provided for their specific use.

     (g) All outside RF equipment cabinets must be grounded to the site ground system using #2 solid tinned wire with cadweld, silver solder connections, or 2 hole lugs with Burndy type compression fittings. All inside RF equipment cabinets must be grounded to the site ground system using #2, or #6 green jacketed stranded wire with silver solder connections, or 2 hole lugs with Burndy type compression fittings.

     (h) All antenna lines will be electrically bonded to the tower at the antenna and at the bottom of the tower using grounding kits installed per manufacturer specifications and all antenna brackets must be pre-approved. All antenna lines entering the Site will have COAX center pin lightning protection installed within two feet from the entry port and grounded to master ground bar in the Site ground system.

     (i) All equipment cabinets will be identified with a typed label under plastic on which the Tenant's name, address, 24 hour phone number, call sign, and frequencies will be inscribed, in addition to a copy of Tenant's FCC license.

     (j) Monitor speakers will be disabled except when maintenance is being performed. All antenna lines will be tagged within 12 inches of the termination of the feeder cable at both ends, at the entrance to the building, at repeater or base station cabinet, and at the multicoupler/combiner ports.

     (k) All ferrous metals located outside of the building or on the tower will be either stainless steel or hot dipped galvanized, not plated. Painted towers will require the painting of feedlines by the Tenant, unless installed by Owner, prior to or before completion of the install. All transmission lines are to be secured with factory hoist grips every 150' and secured to the tower or cable ladder with stainless steel and/or hot dipped galvanized hardware. Plastic wraps and/or bandit type hangers will not be accepted.

General
-------

3. Tenant must comply with any applicable instructions regarding any Site security system.

          (a) Gates will remain closed at all times unless entering or exiting the premises. When leaving the shelter, ensure that all doors are locked and, if there is a security system, it is armed.

          (b) Any tower elevator may be used only after receiving proper instruction on its use, signing a waiver and receiving authorization from the Owner.

          (c) This Agreement does not guarantee parking space. If space is available, park only in the designated areas. Do not park so as to block any ingress or egress except as may be necessary to load or unload equipment. Parking is for temporary use while working at the Site.

         (d)   Do not adjust or tamper with thermostats or HVAC systems.

         (e) Access to the shelter roof is restricted to authorized maintenance personnel.

(iii)  Exhibit E

                                 Ground Lease

                                  SCHEDULE 1

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alex #2
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Chester Wells, Margaret Wells, Mildred Chambers, Harold Chambers, Jr., Nancy
                          Richards, Glenda Randall, Marilyn Chambers
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:  Chester Wells, 6620 Lodi Rd., Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  March 26, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alex #4
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Alma Brister Salter
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:  4110 England Drive, Alexandria, LA 71303
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  February 12, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
                          -----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alex #5
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Alan Wallace Stokes, Nancy Eldridge Stokes
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:  5809 Ceter St., Pineville, LA 71360
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  February 27, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alexandria #8 (Georgetown)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Georgetown - Grant Parish - Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  John L. Swope & Frieda Blacksheer Swope
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Post Office Box 7
                           Georgetown, Louisiana 71432
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         February 17, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #10
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Thomas F. Graves, Patsy Franks Graves
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 7765 Hwy. 1 North, Boyce, LA 71409
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #11
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Lena, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Lacey L. Knight, Mary Jane Smith Knight
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 625 Old Hwy. 1, Lena, LA 71447
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #12
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Ball, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Ball Volunteer Fire Department, Inc. (Sublessor)
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 800, Ball, LA 71405
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 26, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden on Sublessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #13
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Grant Parish, Pineville, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Jerry E. Kendrick, Carolyn Ann Butler Kendrick
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 8415 Ridgemont Drive, Pineville, LA 71360
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 17, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #14
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: LaSalle Parish, Olla, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Elizabeth Ruth Flowers McCartney, Charles Robert McCartney
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 392, Olla, LA 71465
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 11, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #15
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Tioga, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bobby Bell, Edwina Waldrop Bell
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 232, Tioga, LA 71477
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 13, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               burden on Lessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #16
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Grant Parish, Pollack, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Chester L. McKay, Florence W. McKay
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 204 McKay Road, Pollack, LA 71467
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 13, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #17
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Pineville, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Sonic Drive-In #5, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: #3 Flagg Place, Suite B-3, Lafayette, LA 70508
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 18, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               burden on Lessor
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #18
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: St. Landry Parish, Bunkie, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Aguillard, Jo Ann Reed Aguillar
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 381 Gold Dust Loop, Bunkie, LA 71322
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 24, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               burden on Lessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #19
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Avoyelles Parish, Bunkie, LA
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Albert Wilson, Sr.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 160, Bunkie, LA 71322
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 15, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment or sublease Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #21
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Forest Hill, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Lois Kathy Clifton McCullough Cain
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 250 Cain Lane, Many, LA 71445
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 13, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #22
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Glenmora, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: R.C. Johnson Holdings, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 215, Glenmora, LA 71433
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 13, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #23
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Woodworth, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Village of Woodworth
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 27 Castor Plunge Road, Woodworth, LA 71485
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 12, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #24
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Lecompte, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Floyd G. Brady, Ellen Holloway Brady
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 3036 Highway 12, Forest Hill, LA 71430
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 20, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #25
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Cheneyville, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Michael Moyse Wahlder
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 3744 Government St., Alexandria, LA 70629
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 15, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #26
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: John V. Bonnette, Mabel Duff Bonnette
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 6224 Masonic Drive, Alexandria, LA 71301
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 15, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #27
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vernon Parish, Pickering, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Carney Jean Sellers Midkiff
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 427 Pitkin Road, Leesville, LA 71446
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 16, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #28
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vernon Parish, Rosepine, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Don E. Davis, Barbara R. Davis
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 6601 Davis Lane, Rosepine, LA 70659
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: November 6, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #29
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vernon Parish, Hornbeck, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Browning, IV, Jennifer Suzanne Browning
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 125 Brushy Creek Road, Hornbeck, LA 71439
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: January 27, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #29
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vernon Parish, Anacoco, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Estate of Roy M. Clark, represented by co-executors Michael R. Horton, Nelda H.
                           Frost, Elsie M. Clark
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 207 Roy Clark Road, Anacoco, LA 71403
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: October 18, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #32
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vernon Parish, Fort Polk, LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Theodore W. Kergan, II
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: #3 Flagg Place, Suite B-3, Lafayette, LA 70629
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: September 9, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Alex #36
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rapides Parish, Alexandria, LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Rufus Loyd Bennette
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 6260 Twin Bridges Road, Alexandria, LA 71303
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 3, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's                 No consent needed for assignment or sublease
Consent
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #13 (Holmwood)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Holmwood/Calcasieu/LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Natali Farms, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Attention: Nada Natali
                           5605 Hwy 14 E
                           Iowa, Louisiana 70647
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  3/27/98
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #20 (Oberlin)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Oberlin/Allen/LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: William R. and Mathilda Ann Burgess
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           8825 Hwy. 165 South
                           Oberlin, LA  70655
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 4/7/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #21 (Oakdale)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Oakdale/Allen/LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Great Central Fire Insurance Company, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Attn:  Howard Rush, Sr.
                           P.O. Box 687
                           Oakdale, LA  71463
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/10/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #32 Beauregard
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Deridder/Beauregard/LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Mona Louisia Masingill Broussard, individually and as agent
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           102 West Park Drive
                           DeQuincy, LA  70633
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 10/16/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #1
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Waskom/Harrison/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Gene E. and Judy M. Griffin
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           12104 South I-20 East
                           Waskom, TX 75692
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 11/25/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview BTA #5 - Hallsville, TX
Designation:               1535 FM 450 South
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Hallsville - Harrison County - TX

-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Dallas Craig & Mary L. Craig
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           1535 FM 450 South
                           Hallsville, TX 75650
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         October 13, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #6 (325)
Designation:               138 FM 3251, Marshall, Tx
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall - Harrison County - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Amanda Leigh Parker, Patrick Calin Parker and Phillip C. Parker
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           500 South Center Street
                           Forney, TX 75126
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         February 12, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #8 (Waskom)
Designation:               455 West School Avenue, Waskom, TX  75962
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Waskom - Harrison County - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: C.L. Ray, Jr. and Robert C. Ray
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           604 Beardsley Lane              604 Mockingbird Lane
                           Austin, TX 78746-4929           Longview, TX 75601
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         January 4, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #11 (Alpine)
Designation:               2544 Alpine Road, Longview, TX
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg and Harrison Counties - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Lucille Silvey Beard Garner
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           1305 Yates
                           Longview, TX 75605
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         January 24, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #12 (Spring Hill)
Designation:               4895-B Gilmer Road, Longview, TX
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg County - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Arles D. & Beverly A. Johnson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           4805 Gilmer Road
                           Longview, TX  75604
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         January 28, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #13 (Forest Square Mall)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg County - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Panda, Ltd.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P.O. Box 5287
                           Culver City, CA 90231
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         March 1, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Consent of Lessor required to assign the lease or
Requirement:               sublease the whole or any part of the Premises to a
                           third party.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #14 (Fisher)
Designation:               802 Fisher Road
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg County - TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Cathodic Rectifiers, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           802 Fisher Road
                           Longview, TX 75615
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         January 27, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #16
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview/Gregg/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Donald Keith Lawyer and Castleberry Builders, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Attn: Mr. K. A. Castleberry
                           P.O. Box 9520, Longview, TX 75608-9520
                           4151 SW Freeway, Suite 520
                           Houston, TX  77027-7306
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 12/18/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #18
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Henderson/Rusk/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Donal R. & Glenda G. Brooks
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           2807 FM 225 South
                           Henderson, TX 75653
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/10/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #20
Designation:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall/Harrison/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Marion C., Jo Nell  and James Hollis Young
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           107 Waverly Street
                           Marshall, TX 75670
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 2/22/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #21
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall/Harrison/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Paul K. Fugler and Carl R. Young
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Fugler:  2507 Madewood, Marshall, TX  75607
                           Young:   205 Dean Drive, Marshall, TX  75670
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 1/15/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #22 (Pirtle)
Designation:               11385 US Hwy. 259 N.
                           Overton, TX
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Overton/Rusk/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Dennis Arthur Wade
                                      Garu Stoughton Wade
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           4004 Adams Circle
                           Plano, TX 75023
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  1/27/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and
Requirement:               building space.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #23 (Longview Heights)
Designation:               4076 East Hwy. 80, Longview, TX
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview/Gregg/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Lason Len Hutchinson
                                      Janette Lynn McFarland Hutchinson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           3950 East Hwy. 80
                           Longview, TX 75601
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 1/14/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #24 (Texas Baptist)
Designation:               2801 George Gregg Street, Marshall, TX
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall/Harrison/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Mary McBrayer Fugler-Boen & Floyd C. Boen
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           2801 George Gregg Street
                           Marshall, TX 7567
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 1/22/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Landlord's Consent         Freely assignable.  Right to sublease tower and
Requirement:               building space.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #25 (Kilgore)
Designation:               909 North Kilgore Street
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kilgore/Gregg/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: City of Kilgore
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           909 North Kilgore Street
                           Kilgore, TX 75662
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 2/12/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 5 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #27
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kilgore/Gregg/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: George Bruce & Patricia K. Cunyus
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P.O. Box 1887
                           Kilgore, TX 75663
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 1/4/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 5 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and
Requirement:               building space.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #28
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Henderson/Rusk/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Morris Farms
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           c/o A.E. Morris
                           613 Slaydon
                           Henderson, TX 75654
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 12/15/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #29 (Oak Creek)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Omaha/Morris/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Thomas E. & Frankie Tucker
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Route 2, Box 239-A
                           Omaha, TX 75571
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 5/26/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview BTA #31 (Woodlawn)
Designation:               315 Steelman Road
                           Marshall, TX 75672
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall/Harrison/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Max Morgan
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           297 Steelman Road
                           Marshall, TX 75672
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/2/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #32 (Jefferson)
Designation:               Route 4, Box 183
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Jefferson/Marion/Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Jolyne Smith Childers, Carole Ruth Childers, Susan Alyne Childers
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Route 5, Box 190
                           Jefferson, TX 75657
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 11/16/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #33 (Sin City)
Designation:               Route 3, Box 121-A
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kilgore/Gregg/TX
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Patricia K. Glover
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Rural Route 3, Box 125
                           Kilgore, TX 75662
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 9/4/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #3 (Van)
Designation:               6241 I-20 Service Road, West Monroe, LA 71292
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: West Monroe - Ouachita
                           Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bethany Full Gospel Church, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           6247 I-20 Service Road
                           West Monroe, LA 71292
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/19/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable. Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #4 (Mound)
Designation:               Route 3, Box 138
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tallulah - Madison Parish - LA

-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Gerald Collins & Elizabeth Ann Harvey Collins

                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Route 3, Box 191
                           Tallulah, LA 71282
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 6/23/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #5 (Route 594)
Designation:               107 Meadowlark Drive
                           Monroe, LA
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Monroe - Ouachita Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: J&N Trading Company, Inc.
                           ----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           139 Syrup Mill Road
                           West Monroe, LA  71291
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 6/19/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable. Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #8 (Richwood)
Designation:               770 Richwood Road, #2
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Monroe - Ouachita Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: City of Monroe, Louisiana
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           ATTN: Mayor's Office
                           Monroe, LA  71210
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 6/10/98
                           ----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #9 (Delhi)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Delhi - Richland Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Andrew J. Snider, Nancy Jo Snider Miller and William Roy Snider
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           5857 Boone Drive
                           Baton Rouge,  LA  70808
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 4/29/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Landlord shall have the right to assign the Lease or sublet
Requirement:               the space with regard to  the communication tower and building with the prior written consent of the Lessor.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe BTA #11 (Rayville)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rayville - Richland Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: William F. Barthel Sr. and Reba B. Barthel
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           6 Hwy, 135
                           Rayville, LA 71269
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 4/7/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space. However, in the event
Requirement:               either party assigns the Lease, notice of the assignment is to be given to the other party.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #12 (Start)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Rayville - Richland Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Clyde Shelby Cartlidge and Yorkie Burns Cartlidge
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           259 Brimberry Road
                           Rayville, LA 71269
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/9/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #13 (Holly Ridge)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Holly Ridge - Richland Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Central Oil & Supply Corporation
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           2300 Booth Street
                           monroe, LA 71201
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  2/17/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space. However, in the event
Requirement:               either party assigns the Lease, notice of the assignment is to be given to the other party.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #16 (Bosco)
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Bosco - Caldwell Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bret Daren Burns, Lisa Burleigh Burns, Dean H. Burns and Catherine Ruth Burns
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           ATTN: Bret Daren Burns
                           P. O. Box 238
                           Grayson, LA 71435
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 23, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable and Lessee has right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #17 (Clarks)
Designation:               9886 US Hwy 165
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Grayson - Caldwell Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Roy Zeagler
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P. O. Box 411
                           Grayson, LA 71435
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 14, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable and Lessee has the right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #18 (Columbia)
Designation:               7149 US Hwy 165
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Columbia - Caldwell Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Graves Sherman and Geraldine Dunn Sherman
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P. O. Box 357
                           Columbia, LA 71418
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 5, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable and Lessee has the right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #19 (Pecanland)
Designation:               4498 Millhaven Road
                           Monroe, LA  71202
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Monroe - Ouachita Parish - LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Louisiana Unwired, LLC (sublease to Monroe, Cellular, Inc., d/b/a AT&T Wireless
                           Services)
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Network Site Development
                           P.O. Box 3709
                           Lake Charles, LA  70602-3709
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 1, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  5 years              i.
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Not mentioned.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #2
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: HICA Steel Foundry & Upgrade Co.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Attention: Mr. Ronald L. Howlett,  4601 Farnam St., P.O.
                           Box 6222, Elmwood Station, Omaha, Nebraska 68106 (with a copy to Mr. Jeffrey W. Weiss,
                           333 Texas St., 23/rd/ floor, P.O. Box 21990, Shreveport, LA 71120-1990)
-------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can assign rights at any time. Lessor consent required to achieve discharge of
Requirement:               Lessee's liability under lease. Lessor required to consent to assignment if assignee or sublessee consents in writing to accept all
                           obligations of Lessee under lease and Lessee has
                           prior to the effective date of the assignment or
                           sublease provided satisfactory evidence to the Lessor
                           that the proposed assignee or sublessee has the
                           financial ability to meet all of the Lessee's
                           obligations under the lease.
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #3
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Bossier City, Bossier Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: D.H. Patten Children Company, L.L.C
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2603 Old Minden Road, Bossier City, LA 71112
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 23, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 5 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can sublease space on communication tower and building. No discussion of consent
Requirement:               to assign or sublease. May not increase Lessor's burden under the lease without his consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #4
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: John S. Turner Jr. and William C. Windham
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 820 Garrett Drive, Bossier City, LA 71111
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 20, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #5
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Buchanan Haynes, Jr. and Minette DeFrance Haynes
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 4508 Glen Iris Boulevard, Shreveport, LA 71106
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 9, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Flournoy, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Alfred Glenn Flournoy Jr.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 804 Oneonta, Shreveport, LA 71106
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #7
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Southside Investments Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 8909 Mansfield Road, Shreveport, LA 71118
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport #8
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Bossier City/Bossier/LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Haynesville Mercantile Company and several named individuals
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P.O. Box 5872
                           Bossier City, LA 70117-5872
                           Attn: Mr. Loy Beene Moore, President
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/17/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease silent on assignment and subletting.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #9
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Bossier City, Bossier Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Katherine Margie Scogin Kelly
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 1917 Alfred Lane, Bossier City, LA 71112
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 23, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #10
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Shreveport Baptist Temple
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 288 Flournoy Lucas Road, Shreveport, LA 71106
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 22, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #11
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James B. Haynes Jr.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 1815, Shreveport, LA 71166
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 6, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #12
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: State Fair of Louisiana Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 38327, Shreveport, LA 71133
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 14, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #16
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Orell Properties, L.L.C..
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 9096 Ferry Creek, Shreveport, LA 71106
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 6, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #17
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Barksdale, Bossier Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: DEG Inc. Defined Benefit Trust
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: c/o Highland Hill Hospital, 453 Jordan, Shreveport, LA
                           71101
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 1, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #18
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Grambling, Lincoln Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: John Paul Durrett, Betty Durrett Templeton, Nannette Durrett Randall, Thomas D.
                           Durrett, Sr. and Dora Durrett Hall.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: John Paul Durrett, 112 Buccaneer Lane, Haughton, LA
                           71037; Betty Durrett Templeton, 7318 Camelback Dr., Shreveport, LA 71105; Nannette
                           Durrett Randall, 1823 Dartmouth St., Alexandria, LA 71301; Thomas D. Durrett, Sr., Box
                           173, Dubach, LA 71235; Dora Durrett Hall, 407 Rome Rd., Jonesboro, LA 71251.
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 10, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #20
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Choudrant, Lincoln Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: David Lamar Spillers and Lucy Holder Spillers
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2384 Highway 80, Choudrant, LA 71227
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 23, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #21
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Ada, Bienville Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: David H. Ogwyn, Mary Mancewicz Ogwyn, John H. Ogwyn Jr. and Imogene Slotave Ogwyn.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 4644 Buckingham Dr., Shreveport, LA 71107
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 7, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #22
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Arcadia, Bienville Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: The Adams Living Trust of 1993
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: c/o Patsy Pratt Adams, Trustee, PO Box 205, Arcadia, LA
                           71001
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 7, 1998.
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 23
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Simsboro, Lincoln Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: George Edwin Jones and Vera O'Hara Jones, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 865 Walnut Creek Road
                                                                            Simsboro, LA  71725
                                                                            (318) 247-3201
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  March 8, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the
                           Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 24
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Greenwood, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Charles F. Haggard, a married man, who declares the property to be his separate and paraphernal property
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 21
                                                                            Greenwood, LA  71033
                                                                            (318) 938-7360
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 15, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the
                           Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 25
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Gibsland, Bienville Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Robert L. Kidd and Emma Roy Lindsey Kidd, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 247
                                                                            Gibsland, LA 71028
                                                                            (318) 843-6962
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  March 19, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 5 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the
                           Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 26
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Minden, Webster Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Jimmy Dale Wingfield and Linda Atkins Wingfield
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 1422 Sibley Road
                                                                            Minden, LA 71055
                                                                            (318) 377-6005
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  March 25, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 27
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Haughton, Bossier Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Joseph S. Staton and Robin E. Byrd Staton, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 960 Hwy 614
                                                                            Haughton, LA 71037
                                                                            (318) 793-4729
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  February 12, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 28
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Minden, WebsterParish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Warrens' Appliance Service, a commercial partnership
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 803 Sibley Drive
                                                                            Minden, LA 71055
                                                                            (318) 377-4766
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 15, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease by Lessee shall not increase any burden or obligation of the Lessor with respect to the lease without the
                           Lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreve #30
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: DeSoto Parish, Frierson, LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: William B. Roach, Annie Tillery Roach (usufructuaries) and William Henry Roach
                           (naked owner)
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2372 Linwood Avenue, Stonewall, LA 71078
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: October 28, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport 31
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Natchitoches Parish/Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:    Russell A. Sisson and Mitzi Cook Sisson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:

                           4314 Old River Road
                           Cypress, LA 71457
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         October 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreve #32
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: DeSoto Parish, Grand Bayou, LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Isaac Van Lafitte, Donna Jo Lafitte, Isaac Van Lafitte, III, Laurie L. Williamson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Isaac Van Lafitte, 997 Sloan Road, Mansfield, LA 71052;
                           Donna Jo Lafitte, 1620 NW 78/th/ Way, Pembroke Pines, FL 33024; Isaac Van Lafitte, III,
                           14625 Hwy. 175 South, Mansfield, LA 71052; Laurie L. Williamson, 941 Sloan Road,
                           Mansfield, LA 71052
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: November 6, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreve #33
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: DeSoto Parish, Evelyn, LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Joe Don Powell, Lucy Cotton Powell
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 523 Hwy. 177, Pelican, LA 71063
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: September 16, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment, need consent for sublease if sublease would increase
Requirement:               any burden or obligation of Lessor
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport#34
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Natchitoches Parish/Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:    Michael Wayne Phillips and Kathy Box Phillips
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:

                           2835 Highway 485
                           Robeline, LA 71469
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         November 25, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 35
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Cloutierville, Natchitoches Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Carnahan Realty Corporation
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O. Box 190
                                                                             Cloutierville, LA 71416
                                                                             (318) 379-2301
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 11, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."  No sublease shall increase any burden or obligation of the lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 36
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Natchitoches, Natchitoches Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Dixie Foods of Natchitoches, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  4099  Hwy. 6
                                                                             Natchitoches, LA 71416
                                                                             (318) 352-9229
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 18, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Shreveport No. 37
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Natchitoches Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Sabine Uplift Mineral Corporation and Sibley Lake Realty Corporation
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:  Sibley Lake Realty Corp.
                                                                            100 St. Clair
                                                                            Natchitoches,  LA 71457
                                                                            (318) 352-8750

                                                                            Sabine Uplift Mineral Corp.
                                                                            P.O. Box 35
                                                                            Converse, LA 71419
                                                                            (318) 567-3180
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: February 23, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shreveport No. 38
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Ruston, Lincoln Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Frank M. Cordaro and Kathie Martin Cordaro, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   P.O. Box 57
                                                                           Ruston, LA 71213
                                                                            (318) 255-8250
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: July 2, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Shreveport No. 56
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Shreveport, Caddo Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Lato Leasing, Inc.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   4277 North Market
                                                                           Shreveport, LA 71107
                                                                            (318) 222-8106
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: March 28, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Shreveport No. 58
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Haughton, Bossier Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Sligo Hills, L.L.C.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   Attn:  Dennis Bamburg, Registered Agent
                                                                             3 Fair Oaks Drive
                                                                            Haughton, LA  71037
                                                                            (318) 747-0449
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: April 18, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Shreveport No. 60
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Ruston, Lincoln Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Joseph Carl Gaido and Joyce Skinner Gaido, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   102 Frazier Road
                                                                            Ruston, LA  71270
                                                                            (318) 255-0388
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: May 24, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Shreveport No. 61
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Benton, Bossier Parish, Louisiana
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Town of Benton
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   P.O.Box 336
                                                                            Benton, LA  71006
                                                                            (318) 956-2781
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: April 24, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 2
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Texarkana, Miller County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Raymond L. Upchurch and Edna Linn Upchurch, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   Route 4, Box 329
                                                                            Texarkana, AR 71854
                                                                            (870) 773-2875
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: February 24, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 3
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Linden, Cass County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Thomas G. Stone, a single man
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   P.O. Box 267
                                                                            Linden, TX  75563
                                                                            (903) 665-8287
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: February 19, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No.4
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: New Boston, Bowie County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Charles A. Harlow and Elaine K. Harlow, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   6649 Sandstone Drive
                                                                            Baton Rouge, LA  70808
                                                                            (225) 766-7009
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: November 5, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 5
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Simms, Bowie County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Ray F. Ridings and Emma Lou Ridings, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   121 Woodcroft Lane
                                                                            Denison, TX 75021
                                                                            (903) 464-9899
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: May 26, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 9
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Texarkana, Bowie County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Patricia S. Keaton, Individually and as Independent Executrix of the Estate of
                          Bobby Joe Keaton, deceased
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   c/o Keaton Transportation Services, Inc.
                                                                            808 East Loop Drive
                                                                            Texarkana, TX  75501
                                                                            (903) 832-6683
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: March 5, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 11
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Texarkana, Miller County, Arkansas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Michael J. Smith, a single man
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   RFD 8, Box 100S

                                                                             Texarkana, AR  71854
                                                                            (870) 773-4577
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: January 19, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 17
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Queen City, Cass County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Bill Eason and J.B. Eason
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   101 West Miller Street
                                                                             Atlanta, TX  75551
                                                                            (903) 796-7161
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: January 27, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 22
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Hooks, Bowie County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Charlie R. LeMay and Patsy C. LeMay, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   P.O. Box 1510
                                                                             Hooks, TX  75561
                                                                            (903) 547-6608
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: July 19, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building. Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 25
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Texarkana, Miller County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: J.H. Friday and Mattie Lou Friday, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   Route 19 Box 1125
                                                                             Texarkana, AR  71854
                                                                             (870) 773-4725
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: April 16, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 5 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Texarkana No. 26
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Linden, Cass County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Ron A. Watson and Rebecca J. Watson, husband and wife
                                      Stan C. Wells and Staci R. Wells, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:   Watson

                                                                             P.O. Box 488
                                                                             Linden, TX  75563
                                                                             (903) 756-5573
                          Wells
                          P.O. Box 1223
                          Linden, TX  75563
                          (903) 756-7961
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: February 17, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building. Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 1
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  PENCO Oil Company
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: P.O. Box 659
                                                                           Tyler, TX  75710-0659
                                                                           (903)

                          597-3701
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  July 29, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:              regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 2
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Alto, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Jesse Curtis Pierce and Cheryl Pierce, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: Route 1 Box 1454-4
                                                                           Alto, TX  75925
                                                                           (409)

                          858-3842
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  August 5, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 4
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Rusk, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Swift Oil Company
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: P.O. Box 390
                                                                           Rusk,  TX  75785
                                                                           (903)

                          683-2020
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  July 23, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lessee has the right to assign and or sublease space with prior written consent of the
Requirement:              lessor, which shall not be unreasonably withheld.  Also, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 7
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:Johnnie James McComb and Norma Delene McComb, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 19648 FM 1252
                                                                           Winona, TX  75792-6422
                                                                           (903)

                          877-2541
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  January 8, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  5 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 8
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Ola Clark Moore
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 13593 U.S. Hwy 271
                                                                           Tyler, TX  75708
                                                                           (903)

                          877-3951
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  January 21, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  5 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 9
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Curt L. Edwards, a single man
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: Attn:  Chas. P. Edwards
                                                                           1623 Northridge
                                                                           Tyler, TX
                          75702
                          (903) 593-4840
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  January 27, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  5 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 11
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Lindale, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Ben F. Plunk and Betty Mae Plunk, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 15450 Hwy 110 North
                                                                           Lindale, TX  75771
                                                                           (903) 882-3766
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  December 21, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 12
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Broadmoor Oaks, Inc.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 225 South College
                                                                          Tyler, TX  75702
                                                                           (903) 592-3811
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  January 27, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term:  5 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

U.S. Unwired Site         Tyler No. 13
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Larry D. Price and Helen Joan Price
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: P.O. Box 568
                                                                          Tyler, TX  75702
                                                                           (903) 597-9363
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  February 22, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 14
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Alto, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Harold L. Jackson and Helen L. Jackson, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 1307 Robinwood

                                                                          Lufkin, TX  75904
                                                                           (409) 634-9289
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  December 10, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with
                          respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 16
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Tyler Elks Lodge #215
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 3815 Hwy 64 West
                                                                          Tyler, TX  75703
                                                                           (903) 592-6508
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  January 27, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building. However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 17
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Jacksonville, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: John Lee McMahon (sole owner by virtue of assignment referenced as attached but not in file) and Margaret Butler McMahon, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: Route 1 Box 350
                                                                          Jacksonville, TX  75766
                                                                           (903) 586-8449
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  July 29, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 20
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: James B. Kuechle and Donna L. Kuechle, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 1407 County Road 137
                                                                          Flint, TX  75762
                                                                           (903) 839-4013
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  July 23, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 24
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Tyler, Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Exum's, Inc.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 3709 Troup Hwy

                                                                           Tyler, TX  75703
                                                                           (903) 561-2371
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  March, 15, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 21
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Bullard, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: James Michael Tarrant
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: P.O. Box 140
                                                                          Jacksonville, TX  75766
                                                                           (903) 894-3712
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  December 10, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 27
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Alto, Cherokee County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: James T. Hall and Karyn Hall, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: Route 1 Box 491
                                                                           Alto, TX  75925
                                                                           (409) 858-3707
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  March 15, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building without obtaining the consent of lessor.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Tyler No. 28
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Smith County, Texas
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Jack D. Barron and Beverly Barron, husband and wife
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 17524 Hwy 31 East
                                                                           Tyler, TX  75705
                                                                           (903) 566-3896
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  November 5, 1999
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:              regard to its communication tower and building without obtaining the consent of lessor.
-------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2

       (Incorporates by reference all of the information on Schedule 1)

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alexandria #6
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Alexandria/Rapides/LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: The City of Alexandria, Louisiana
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          Attn: Mayor's Office, P.O. Box 71
                          Alexandria, LA 71309-0071
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 7/10/98
                          -----------------------------------------------------------------------------------------
                          Initial Term: 5 years
                          -----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alex #7
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Rapides Parish, Alexandria, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Alexandria Iron and Supply Corporation
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 711 Arial St., Alexandria, LA 71302
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: February 13, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's  Consent       No consent needed for assignment, need consent for sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Alex #20
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Rapides Parish, Chambers, LA
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Walter B. Randall, III, Cheryl Moorhead Randall
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 418 Robinson Bridge Road, Lecompte, LA 71346
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: April 9, 1998
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Lessee has right to assign all, but not part of its right to the use of the Premises,
Requirement:              and assignee must abide by use restrictions in the Lease.  Any partial assignments, such as the right to install additional equipment on the tower by third parties, is subject to Lessor's prior approval, which Lessor is free to withhold in their sole discretion.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Ann #5
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Calhoun County, Anniston, AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: James Bryant Perry, Jr., Margaret S. Perry
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 1004 Golden Springs Road, Anniston, AL 36207
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: May 16, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment or sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Ann #8
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Calhoun County, Cane Creek, AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Gary Lee White, Denise S. White
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 239 Martin Street, Anniston, AL 36206
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: March 14, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment or sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Ann #10
Designation:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Calhoun County, Jacksonville, AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: John F. Valdes, Jean Valdes
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: P.O. Box 788, 1054 Broadwell Mill Road, Jacksonville, AL
                          36265
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: April 18, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment or sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Ann #11
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Calhoun County, Jacksonville, AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Lula Estelle Strickland Naugher, Leonard Wayne Naugher, Marion Diana Smith, Roy
                          Lee Naugher, Terry Franklin Naugher
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: Roy Lee Naugher, 615 Piedmont Springs Road, Piedmont, AL
                          36272
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: March 13, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        No consent needed for assignment or sublease
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Birmingham #6
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Hanceville/Cullman/AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Rollan and Douglas Edwards
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          8431 County Road 223, Hanceville, AL 35077/8539 County Road 223, Hanceville, AL 35077
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 8/7/2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Birmingham 7
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Sylacauga/ Talladega County/ AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  The Last Chance, LLC
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:Attn: Charles P. Sanford, 128 Branch Dr.   Chelsea, AL
                          35043
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:August 29, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Birmingham 9
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Rockford/ Coosa County/ AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Troy K. Bailey & Mildred Ann Brown
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:Route 1 Box 68-A1, Rockford, AL 35136
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  July 20, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Columbus 3
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:Crawford/ Lowndes County/ Mississippi
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:Gwendolyn J. Buckhalter
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:PO Box 94, Crawford, MS  39743
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  October 23, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         COLO#4
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:Noxubee County/MS
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Jack J. Pugh, III
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          Box 39 Star Route
                          Brooksville, MS  39739
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 8/3/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         COLO #7
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Lowndes County/MS
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:Pauline Harkey Abercrombie Holland
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          7258 Highway 182 East
                          Columbus, MS  39705
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 7/27/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         COLO #13
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Lowndes County/MS
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Michael Grant
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          P.O. Box 9088
                          Columbus, MS  39705
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 9/11/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Columbus 14
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Europa/ Webster County/ Mississippi
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:Harvey Glenn Mitchell and Rebecca J. Mitchell
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:Route 1 Box 237 A, Europa, MS  39744
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  August 30, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Columbus #17
Designation:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Starkville/Oktibbeha/MS
-------------------------------------------------------------------------------------------------------------------
                          Name: Joe W. and Irene Shurden
                          -----------------------------------------------------------------------------------------
Lessor:
                          Address in Notice Provisions:
                          2552 U.S. Highway 82 West, Starkville, MS 39759
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 7/27/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Florence 9
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Russellville/ Franklin County/ AL
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Ricky D. Pickett
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions: 155 Periwinkle St. Madison, AL  35757
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: July 20, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Gadsden 2
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State:  Gadsden/ Etowah County/ Alabama
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:  Agricola Properties, L.L.C.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:Attn: John D. Aricola, 113 Disque Dr. Gadsden, AL  35901
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  September 26, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term:  5 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Greenville #1
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Greenville/Washington/MS
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Robert B. Mortimer
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          711 Highway 82 East
                          Greenville, MS  38701
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 8/3/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Greenville #6
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Itta Bena/Leflore/MS
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name: Rogers Kenneth Haydon, Marj Fondren Haydon, Rogers Kenneth Haydon, Jr., Allan
                          Hull Haydon and Richard Winston Haydon
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:
                          1204 1/2 Schley Street
                          Itta Bena, MS 38941
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date: 7/27/00
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site         Greenville 10
Designation:
-------------------------------------------------------------------------------------------------------------------
Location of Site          City/Parish/County/State: Vaiden/ Carroll County/ Mississippi
-------------------------------------------------------------------------------------------------------------------
Lessor:                   Name:Paul G. Beck, Inc.
                          -----------------------------------------------------------------------------------------
                          Address in Notice Provisions:PO Box 853 Winona, MS  38967
-------------------------------------------------------------------------------------------------------------------
Term:                     Commencement Date:  September 20, 2000
                          -----------------------------------------------------------------------------------------
                          Initial Term: 10 years
-------------------------------------------------------------------------------------------------------------------
Landlord's Consent        Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------------------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hatt #14
Designation:
-------------------------- -----------------------------------------------------------------------------------------

Location of                City/Parish/County/State: Forrest County, Wiggins, AL
Site
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Charles A. Walker, Christine Jewel Perkins Walker
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 238 Hwy. 13, Wiggins, MS
                           39577
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: June 13, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's                 No consent needed for assignment or sublease
Consent
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired               Centerpoint Hot Springs No. 3
Site
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of                City/Parish/County/State: Gurdon, Clark County, Arkansas
Site
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Harry Doyle Wells and Patricia Ann Wells, husband
                           and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  #5 Pennwood
                           Sherwood, Arkansas 72120
                           (501) 835-4146
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's                 Lease is freely assignable and lessee has the right to
Consent                    sublease space "with regard to its communication tower and
Requirement:               building" without obtaining lessor's approval.
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired               W. Arkadelphia - Hot Springs No. 4
Site
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of                City/Parish/County/State:  Arkadelphia, Clark County,
Site                       Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Michael S. Benson and Brenda K. Benson, husband
                           and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  139 Dogwood Drive
                           Arkadelphia, AR 71923
                           (870) 246-2057
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's                 The lease is freely assignable and lessee shall have the right to sublet "with regard
Consent                    to its communication tower and building without the necessity of obtaining lessor's
Requirement:               approval."
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Caddo Valley - Hot Springs No. 5
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Arkadelphia, Clark County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Billy M. Ratliff and Mary M. Ratliff, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  106 Hot Springs Drive
                           Arkadelphia, AR  71293
                           (860) 246-4650
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: November 19, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         The lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Arkadelphia - Hot Springs No. 6
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Arkadelphia, Clark County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  T.O. Shepard, a single person
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  299 Witherspoon Rd.
                           Arkadelphia, AR  71923
                           (870) 246-2578
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 15, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Friendship - Hot Springs No. 7
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Friendship, Hot Springs County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Frederick Boyd Johnson and Myra Johnson, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 5309 Sulphur Springs Road
                           Malvern, AR 72104
                           (501) 332 3162
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Social Hill - Hot Springs No. 8
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Social Hill, Hot Springs County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Southwest Rural Communities Fire Department Association
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:1180 Social Hill Loop Road
                           Malvern, AR 72104
                           (501) 337-4412
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Lake Catherine - Hot Springs No. 9
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Jones Mills, Hot Springs County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Pines Realty Company
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: c/o Mark A Moll
                           P.O. Box 2023
                           Fort Smith, AR 72902-2023
                           (501) 782-7203
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  November 9, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Malvern - Hot Springs No. 10
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Malvern, Hot Springs County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Gary L. Glidewell and Jan M. Glidewell
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: N/A
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: December 1, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Butterfield - Hot Springs No. 11
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Butterfield, Hot Springs County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Johnny L. Harper and E. Novilla Harper
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: N/A
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Lake Catherine - Hot Springs No. 13
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Eugene Wesley Turpen and Toni Kay Turpen, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  120 Fernwood Street
                           Hot Springs, AR 71901
                           (501)262-4463
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  March 15, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Lake Catherine - Hot Springs No. 14
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  James C. Stacks and Dorothy Stacks, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:205 Burchwood Bay Road
                           Hot Springs, AR 71913
                           (501) 525-0631
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  February 18, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 15
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  City of Hot Springs, Arkansas
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Attn:  City Manager
                           P.O. Box 700, 133 Convention Blvd.
                           Hot Springs, AR 71902
                           (501) 321-6810
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 1, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  Expires December 31, 2009
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 16
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Holly A. Irwin Fincher and Danny L. Fincher, husband and wife
                                  Suzanne C. Irwin and William R. Irwin, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  2461 Park Ave.
                           Hot Springs, AR 71901
                           (501) 624-7373
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 16, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 21
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Billy Pat Livingston, Trustee of the Billy Pat Livingston Living Trust dated
                           February 24, 1999
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Yes
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/1/00
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 22
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Prescott, Nevada County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Ronald J. Murphy and Kelia S. Murphy, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Yes
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: November 16, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 23
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Boughton, Nevada County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  James Roy Brown and Barbara Brown,
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Yes
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: November 15, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Hot Springs No. 24
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Hot Springs, Garland County, Arkansas
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Dawn Denise Poe, individually and as Executrix of the Estate of Particia A.
                           Fulton, and Tammy Lee Sheffield and Gregory Stephen Fulton
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 112 Fern Street
                           Hot Springs, AR  71901
                           (501) 623-6065
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  April 26, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Huntsville No. 14
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Owens Cross Roads, Madison County, Alabama
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  James J. Long and Nell Hill Long, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  151 Billy Lee Road
                           Owens Cross Roads, AL 35763
                           (256) 518-9586
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 24, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Lake Charles #12
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Edgerly/Calcasieu/Louisiana
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: US Unwired, Inc. (owns land and leases to Command Connect LLC)
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Site Acquisition and Development Department
                           One Lakeshore Drive, Suite 1900
                           Lake Charles, Louisiana 70629
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 12/19/97
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  No consent required.  Lease silent on subleasing.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #18 (Fenton)
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Fenton/Jefferson Davis/LA
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Fenton Convenience Center, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Attention: Frank Broxton, President
                           PO Box 355
                           Fenton, Louisiana 70640
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 4/7/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #22 (Downtown Kinder)
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kinder/Allen/LA
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Cameron State Bank
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           2911 Ryan Street
                           Lake Charles, LA  70601
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 4/22/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Lake Charles 25
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Moss Bluff/ Calcasieu Parish/ LA
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name:  Ross Dester Peloquin, Sr. & Catherine Gwen Peloquin
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:1037 Theriot Rd.  Lake Charles, LA  70611
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:  August 18, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          LC (Lake Charles) #33 - Westlake Downtown
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Westlake/Calcasieu/LA
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Swinging Rebels Square Dance Club of Lake Charles, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Attn:  W.J. and Shirley Moss
                           4112 W. Jevon Lane
                           Lake Charles, LA  70605
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 3/1/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Express right to sublease tower and building space without lessor's
Requirement:               consent.
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #2
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Marshall/Harrison/TX
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Raymond C. & Peggy J. Langley
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           2213 E. Austin Street
                           Marshall, TX  75672
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 11/6/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #3
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kilgore/Gregg/TX
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Kenneth Wayne, Delma Ruth and Tony Wayne Clemens
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Rural Route 3, Box 77
                           Gladewater, TX  75647

-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 10/13/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 5 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #4 (Kinsloe)
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg County - TX
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Billy Neil Speer, Sr. & Joyce E. Speer
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Rural Route 5, Box 102
                           Kilgore, TX 75662
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:         October 2, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term:     5 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Longview BTA #10 - Pine Tree
Designation:               1915 Loop #281 NW
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Longview - Gregg County - TX
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: Roy Wesley Green, Jr. and Shirley Ann Green
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           4811 Tryon Road
                           Longview, TX  75605
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:         January 4, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Longview #26 (Scottsville)
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Scottsville/Harrison/TX
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: E. Baker & Associates, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P.O. Box 487
                           Scottsville, TX  75688
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date: 1/29/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 year
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
-------------------------- -----------------------------------------------------------------------------------------
-------------------------- -----------------------------------------------------------------------------------------
U.S. Unwired Site          Memphis 2
Designation:
-------------------------- -----------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tillatoba/ Yalobusha County/ MS
-------------------------- -----------------------------------------------------------------------------------------
Lessor:                    Name: George T. Brannon & Willie Mae Brannon
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
-------------------------- -----------------------------------------------------------------------------------------
Term:                      Commencement Date:
                           -----------------------------------------------------------------------------------------
                           Initial Term:
-------------------------- -----------------------------------------------------------------------------------------
Landlord's Consent
Requirement:
-------------------------- -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Memphis #4
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Duck Hill/Carroll/MS
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Charles Houston Vance
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           359 Sayles Road, Elliott, MS 38926
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 8/2/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Memphis 6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:Kilmichael/ Montgomery County/ MS
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: L.C. Henson & Patty E. Henson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: P.O. Box 909 Pine Dr. Kilmichael, MS 39747
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 10, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Meridian No. 9
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Gunterville, Sumter County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Nelson Family Limited Partnership
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Sydney Smith Nelson, General Partner
                                                                             13321 Sumter 20
                                                                             Epes, AL  35460
                                                                             (205) 652-9235
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 10, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Meridian No. 10
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Livingston, Sumter County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Lynn Richardson Pruitt
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O. Box 11
                                                                            725 North Street
                                                                            Livingston, AL 35470
                                                                            (205) 642-2491
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 15, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." The proposed assignee must be, to the satisfaction of lessor, at least as creditworthy and financially able to fulfill its obligations as the original lessee.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mer 11
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:Sumter County, AL
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: McBride Oil Co., Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           210 Broad Street
                           Aliceville, AL 35442
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         July 12, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Meridian No. 15
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  York, Sumter County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Sherry Jean Byrd, a single woman
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O. Box 11
                                                          11459 Alabama Hwy.
                                                          York, AL 36925
                                                          (205) 392-7397
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 14, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Meridian No. 17
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Scooba, Kemper County, Mississippi
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Minnie L. Nave, widow of Ben Nave, and Magnolia N. Spencer, heir of Ban Nave
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Route 1 Box 77A
                                                          Scooba, MS  39358
                                                          (662) 476-5612
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  August 30, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Meridian No. 18
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Electric Mills, Kemper County, Mississippi
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Henry P. Fleming, a divorced man
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Route 1 Box 153A
                                                          Scooba, MS  39358
                                                          (662) 476-9406
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 26, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mer 19
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Kemper County, MS
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Kenneth McNeil
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           Post Office Box 138
                           Lauderdale MS 39335
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         August 3, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 1
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Robertsdale, Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  John W. Ryan, a married man
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  2275 Country Road 62 South
                                                          Robertsdale, AL  36567
                                                          (334) 947-5198
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 16, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 22
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Theodore, Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Felix Raymond Arnone and Bonnie Mixon Arnone
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  5270 Hamilton Blvd.
                                                          Theodore, AL  36582
                                                          (334) 654-0003
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 17, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 26
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  University of South Alabama DBA South Alabama Knollwood Park Hospital
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  5600 Girby Road
                                                          Mobile, AL  36693-3398
                                                          Attn:  Administrator
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 12, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  5 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee may not assign or sublet (or permit lien to be placed lessee's interest) without
Requirement:               prior written consent of the lessor.  Lessor is not bound to consent until assignee or subtenant agree to be bound by the terms, etc. of the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 28
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Mobile, Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Jordan Industries, Inc. d/b/a Jordan Pile Driving, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  301 Water Street
                                                          Mobile, AL  36602
                                                          (334) 432-5000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 17, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 30
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Mobile, Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Hickory Properties, L.L.C.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O.Box 11306
                                                          Chickasaw, AL  36671
                                                          (334) 456-1907
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 12, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 33
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Theodore,  Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Blankenship Enterprises
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  1305 Springhill Ave.
                                                          Mobile, AL
                                                          36604
                                                          (334) 433-3635
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  May 16, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 34
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Creola,  Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Arthur Leroy Davis, Jr., a married man
                                       Beatrice Boasten, a widow
                                       Herbert Bluitt, a married man
                                       Marilyn B. Gardner, a married woman a/k/a Marilyn Jarene Bluitt Gardner
                                       Anita Bluitt, a single person
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Arthur Leroy Davis
                                                                             Beatrice Boasten
                                                                             8831-A James Road
                                                                             Creola, AL
                                                                             36525
                                                                             (334) 675-2368

                           Herbert Bluitt                           Marilyn B. Gardner
                           176 Shelly Lane                       4700 Oak Alley Drive
                           Leesville, LA  71446               Arlington, TX  76016
                           (318) 238-0267                        (817) 457-1015

                           Anita Bluitt
                           c/o Marilyn B. Gardner
                           (same as above)

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 20, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 35
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Eight Mile, Mobile County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Felbert Beck, Jr.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  6541 Hwy. 45
                                                          Eight Mile, AL  36613
                                                          (334) 675-3509
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  April 13, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mobile No. 41
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Evergreen, Conecuh County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Mozella Mixon
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Route 3 Box 152
                                                          Evergreen, AL  36613
                                                          (334) 578-1090
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  March 1, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #10 (Kimbrough Ave)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tallulah - Madison Parish - LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bonnie W. Wells, Larry Milner Wells, Donald DeWitt Wells, Kenneth Wayne Wells,
                           Connie Melinda Wells Whitley
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           ATTN:  Larry Milner Wells
                           P. O. Box 768
                           Tallulah, LA 71282
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 7/30/98
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space. However, in the event
Requirement:               either party assigns the Lease, notice of the assignment is to be given to the other party.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe 20
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: West Monroe/ Ouachita Parish/ LA
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:Jeffery Jamar Aycock & Serry Holstead Aycock
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:1876 Arkansas Rd. West Monroe, LA 71291
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 13, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe  #23
Designation:               Rowland-Massey site
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Ouachita Parish/Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Gerald Dewayne Massey and Christine Dee LaDart Massey
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           5561 Highway 139
                           Collinston, Louisiana 71229
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:February 25, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #24
Designation:               (Treasure Island)
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Ouachita Parish/Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Samuel G. Harrington Jr and Gladys Montgomery Harrington
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           101 Dillingham Drive
                           Monroe, LA 71203
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 5, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.   Right to sublease tower and building space.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Monroe #25
Designation:               7149 US Hwy 165
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Ouachita Parish/Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Billy Troy Bagwell and Sandra Gay Ates Bagwell
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           705 Watkins Street
                           West Monroe, LA 71291
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 23, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.   Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mont #4
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Montgomery County, Montgometry, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bonnie Crest Company, Inc
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           1550 Federal Drive
                           Montgomery, AL 36107
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  February 10, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed foe assingment or sublease by either party.
Requirement:               notice to the other party of assignment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mont. #5
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Montgomery County, Montgomery, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Ida Mae Jackson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           1331 East Boulevard
                           Montgomery, AL 36117
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  December 31, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment or sublease by either party. assigning party must give
Requirement:               notice to the other party of assignment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mont. #22
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Autauga County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Glenn E. Roper and Linda Kay Roper
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           211 Tatum Road
                           Prattville, al 36067
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:   January 3, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         No consent needed for assignment or sublease by either party. assigning party must give
Requirement:               notice to the other party of assignment
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Mont. #38 (Stinson)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Troy/Pike/AL
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Earl L. Stinson
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           4240 Highway 231 South
                           Troy, AL 36081
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 12/31/99
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Montgomery #44
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Titus/Elmore/AL
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bill J. and Sarah Jeanette Beaird Matthews [this is only an option to lease
                           (dated 6/15/00) - the Lease (in the standard form) has not yet been executed]
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           17016 U.S. Highway 231
                           Titus, AL  36080
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: N/A
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Nash 4
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Giles County/TN
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: William Don Tillman and Annette S. Tillman
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           620 Mountainview Drive
                           Pulaski, TN 38478
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         July 27, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Pen 16 (Rooftop)
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: City of Pensacola/County of Escambia/Florida
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Empire Partners, LLC
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           c/o Merrill Land Company
                           PO Box 710
                           Pensacola, Fl 32591-0710
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         August 23, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:     5 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee may not assign the lease without lessor's prior written consent.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Selma No. 3
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Selma, Dallas County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  John Morgan Enterprises, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2614 Citizens Prkwy

                                                                            Selma, AL 36701
                                                                            (334) 874-4312
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 13, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Selma No. 6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Selma, Dallas County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Harold R. Turner and Cammie W. Turner, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 6663 Hwy 80 East

                                                                            Selma, AL 36703
                                                                            (334) 875-5051
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 13, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Shrev. #15
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Shreveport, Caddo Parish, Louisiana
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: K.C. Stetler Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 8000 Youree Drive, Shreveport, LA 71115
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 20, 1998
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lessee can freely assign and sublease space on communication tower and building. No
Requirement:               requirement of consent included except to increase Lessor's burden under the lease.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 1
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Texarkana, Bowie County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: C.L. Smith and Alta Mae Smith, husband and wife
                                       Donald J. Smith and Joy Mae Smith, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   P.O.Box 89
                                                                             Idabel, OK 74745-0089
                                                                             (580) 286-3339
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 2, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 7
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Texarkana, Bowie County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Phillip N. Brown and Dewanda Charlene Brown, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   55 Big Rock Circle
                                                                             Texarkana, AR 71854
                                                                             (870) 772-2683
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: February 18, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 8
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Texarkana, Bowie County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Jimmy D. Musgrove and Janice K. Musgrove, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   300 Berry Drive
                                                            Texarkana, TX 75501
                                                            (903) 832-6146
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: March 12, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 10
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Texarkana, Bowie County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Regions Bank (415), f/k/a American National Bank
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   Mr. Lloyd Champion
                                                                             2000 Richmond Road
                                                                             P.O.Box 5907
                                                                             Texarkana, TX  75505-5907
                                                                             (888) 832-2551
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: June 16, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 12
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Hope, Hempstead County, Arkansas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Frankie W. Ingersoll and Kathy L. Ingersoll, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   151 Hwy 353
                                                                              Hope, AR  71801
                                                                             (870) 777-2626
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 23, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 13
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Fulton, Hempstead County, Arkansas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Maurice Henry and Gracie Marie Henry, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O.Box 31
                                                                             Fulton, AR  71838
                                                                             (870) 896-2706
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: September 14, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 14
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Hope, Hempstead County, Arkansas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Hope Brick Works, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  c/o John B. Gardner III, President
                                                                             P.O. Box 663
                                                                             Hope, AR 71802-0663
                                                                             (870) 777-2361
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: November 22, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 16
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Emmet, Hempstead County, Arkansas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Steve Honeycutt and Shala Honeycutt, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   276 Country Road 53
                                                                              Emmet, AR  71835
                                                                             (870) 777-6235
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 23, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 18
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Ogden, Little River County, Arkansas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: J.B.Davis Farms, an Arkansas partnership
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   c/o Kenneth Davis, Partner
                                                                              4 Downing
                                                                             Texarkana, AR  71854
                                                                             (870) 774-9695
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 19, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 19
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Atlanta, Cass County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Franklin Adcock, a single man
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   P.O. Box 1005
                                                                              Atlanta, TX  75551
                                                                             (903) 796-3193
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: January 27, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval." Sublease shall not increase burden or obligation of lessor without lessor's prior consent. Also, lessee shall not sublease tower or building space to any two-way radio operators without prior written consent of lessor.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 20
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Atlanta, Cass County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: James Richard McQuarry and Carrie Llelowyn McQuarry, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   4412 Cayuse Street
                                                           North Las Vegas, NV  89031
                                                           (903) 796-3193
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: April 21, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building. Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 21
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Texarkana, Cass County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Cabe Land Co., Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  P.O. Box 160
                                                                             Gurdon, AR 71743-0160
                                                                             (870) 353-4444
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: May 3, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Texarkana No. 23
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Texarkana, Miller County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Bettye M. Megason and James R. Megason, husband and wife
                                      Shirley J. Ware and Willis Ray Ware, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:   Megason
                                                                              3012 Sandreson Lane
                                                                             Texarkana, AR  71854
                                                                              (870) 772-3090
                           Ware
                           2820 Linden
                           Texarkana, AR  71854
                           (870) 773-0073
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: January 22, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building. Sublease shall not increase burden or obligation of lessor without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tup 4
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:Lee County, MS
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:David A. (Bud) Coley
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           104A Road 1310
                           Tupelo, MS 38801
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:         August 23, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:     10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa 5
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:Tuscaloosa/ Tuscaloosa County/ Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Napoleon McEwen
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 3025 Millwood Dr.  Tuscaloosa, AL  35406
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 20, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa No. 6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Northport, Tuscaloosa County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Mary Elizabeth Harper Harris Miller, a married woman
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 5604 Flatwood
                                                                            Northport, AL 35473
                                                                            (205) 333-9383
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  June 8, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa #9
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tuscaloosa/Tuscaloosa/AL
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Crawford Nixon Construction, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           c/o Crawford Nixon
                           P.O. Box 20023
                           Tuscaloosa, AL  35402
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 8/7/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa No. 16
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Demopolis, Marengo County, Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  Austin A. Caldwell, Jr. and Carol G. Caldwell, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 909 Hwy 80 East
                                                                            Demopolis, AL 36732
                                                                            (334) 289-5000
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 12, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa #17
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Demopolis/Marengo/AL
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Orville R. and Patsy J. Jones
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:
                           P.O. Box 552
                           Demopolis, AL  36732
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: 8/14/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa 18
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:Faunsdale/ Marengo County/Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:James Henry Sims
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:291 Sims Rd.  Faunsdale, AL 36738
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 14, 2000
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tuscaloosa No. 23
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tuscaloosa/Tuscaloosa County/Alabama
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Robert K. Harless and Virginia C. Harless
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: Yes
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  7/27/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tyler No. 6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State:  Jacksonville, Cherokee County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name:  O.E. Johnson and Mary R. Johnson, husband and wife
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2908 Oak Point Drive

                                                                            Jacksonville, TX  75766
                                                                            (903) 586-3775
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: November 5, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term:  10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space "with
Requirement:               regard to its communication tower and building without the necessity of obtaining lessor's approval."
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tyler No. 18
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Whitehouse, Smith County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Whitehouse Independent School District
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 106 Wildcat Drive
                                                                           Whitehouse, TX  75791
                                                                           (903) 586-8449
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  July 23, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tyler No. 19
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tyler, Smith County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Derrell Kirby Bledsoe and Chattie Grenell Bledsoe
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 13804 County Road 1134
                                                                           Tyler, TX 75709
                                                                            (903) 597-4559
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date: July 29, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tyler No. 23
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tyler, Smith County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: East Texas State Fair Association, a Texas non-profit corporation
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 2112 West Front Street
                                                                            Tyler, TX 75702
                                                                            (903) 597-2501
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  April 9, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease may not be assigned without the written consent of the lessor.  But Lessee shall
Requirement:               have the right to sublease space with regard to its communication tower and building.
                           However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Tyler No. 25
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Tyler, Smith County, Texas
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Exum's, Inc.
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions: 3709 Troup Hwy
                                                                            Tyler, TX 75703
                                                                            (903) 561-2371
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  March, 15, 1999
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Lease is freely assignable and lessee shall have the right to sublease space with
Requirement:               regard to its communication tower and building.  However, any sublease shall not increase the burden or obligation of the lessor with respect to this lease without lessor's prior consent.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
U.S. Unwired Site          Vicksburg No. 6
Designation:
--------------------------------------------------------------------------------------------------------------------
Location of Site           City/Parish/County/State: Vicksburg, Claiborne County, Mississippi
--------------------------------------------------------------------------------------------------------------------
Lessor:                    Name: Cathleen Harmon
                           -----------------------------------------------------------------------------------------
                           Address in Notice Provisions:  Route 2, Box 315, Port Gibson, MS  39150
--------------------------------------------------------------------------------------------------------------------
Term:                      Commencement Date:  5/1/00
                           -----------------------------------------------------------------------------------------
                           Initial Term: 10 years
--------------------------------------------------------------------------------------------------------------------
Landlord's Consent         Freely assignable.  Right to sublease tower and building space.
Requirement:
--------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 2.6

I.   Issues Relating to Phase I Reports:
---------------------------------------

ALABAMA SITES

Birmingham BTA #13 - Kellyton

     Concern: A former gasoline UST was located on an adjoining property. A Preliminary Investigation was performed. The owner, ADOT, indicated no further action was required, but ADEM could not confirm this was the case.

     Recommendation: No additional information appears to be available from ADEM; therefore, conduct a Phase II ESA on the site consisting of two soil borings/temporary monitoring wells using Geoprobe to determine potential impact to soil and groundwater. Analyze groundwater samples for ADEM gasoline parameters. Estimated cost: $3,500.

3. Mobile BTA #28 - Bridge & Telegraph Road

     Concern 1: Trimac Bulk Transportation, an open LUST site, is located 100 feet up gradient of the property site. ADEM has not received the final report on which to base possible closure of the site. ADEM said that the site should receive no further action as soon as the report is submitted to ADEM.

     Concern 2: Three portable ASTs were located approximately 40 feet east of the subject property. The tanks were used to fuel the tractors that hauled the coal from the property prior to Jordan's acquisition of the site in 1984 and were currently at the time of the site visit. There were no signs of leaks from the fuel tanks; however, their former locations and spill history are unknown.

     Concern 3: There were two former service stations located 200 and 250 feet west and potentially up-gradient of the subject property prior to the 1980s. The stations closed prior to ADEM's regulations: therefore, their status is unknown to ADEM.

     Concern 4: The property had been used as a junkyard in the 1950s and 1960s. Based on the property being located in an industrial setting it is possible that hazardous substances and petroleum products may have been involved with the junkyard activities.

     Concern 5: The property was formerly part of a "motor freight station" between 1967 and 1980. It is not known, but suspected, that fuel tanks may have been associated with this past use.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to soil and groundwater from on and offsite concerns. Install two temporary monitoring wells. Because of wide variety of potential contaminants, analyze soil and groundwater for Priority Pollutants. Estimated cost:
     $10,000.

4. Mobile BTA #30 - St. Stephens Road

     Concern: The subject property was formerly occupied by an auto wrecking service for about 40 years and an auto repair shop in the early 1940s. ADEM does not have any record of these past site uses that may have involved petroleum products and solvents.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to soil and groundwater from past site use. Use Geoprobe for soil borings/temporary monitoring wells. Analyze soil and groundwater samples for ADEM petroleum parameters and halogenated volatile organic compounds. Estimated cost: $4,000.

5. Mobile BTA #33 - Dog River

     Concern: On the adjoining property, Allied Sign, were six 55-gallon, flammable-labeled drums located outdoors, 55-gallon drums and paint solutions located in storage sheds, and several transformers on the ground. These items ranged in distance from 80 to 200 feet from the subject property. There were no signs of leaks or spills; however, the site is abandoned. ADEM has no record of Allied Sign Company, Inc. on file. PPM was unable to contact Allied Sign Company, Inc. This facility is considered a concern to the property due to the lack of information, the un-maintained nature of the chemical containers and transformers, and their up-gradient location and proximity.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to groundwater from offsite concern. Use Geoprobe for temporary monitoring wells. Analyze groundwater for VOCs and PCBs. Estimated cost: $5,000.

LOUISIANA SITES

6. Alexandria 07
7.
8. Lake Charles 33
9.
10. Monroe BTA #23

     Concern: The adjoining property contains unidentifiable trash and debris and due to easy access, may have potentially been used as a disposal site for illegal dumping.

     Recommendation: Conduct a Phase II ESA on the site consisting of one soil borings to the watertable. Objective is to determine potential impact to groundwater from offsite concern. Install one temporary monitoring well. Because of wide variety of potential contaminants, analyze soil and groundwater for Priority Pollutants. Estimated cost: $6,000.

11. Monroe BTA #25 - Brownville

     Concern 1: The adjacent property to the west was formerly used to mine gravel. Currently, the property is an open pit filled with rainwater and other household trash and debris. PPM observed a very corroded 55-gallon unlabeled in the pit. Due to the accessibility to the pit, the property has obviously been used for dumping; therefore, PPM cannot eliminate the possibility that dumping of hazardous wastes have been illegally dumped on this adjoining property.

     Concern 2: During the initial clearing of the subject property, household debris was found by the developer. Although household debris would not typically be hazardous in nature, its presence along with the property's common historical ownership with adjoining property discussed above does indicate a common past usage.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to groundwater from on and offsite concern. Install two temporary monitoring wells. Because of wide variety of potential contaminants, analyze soil and groundwater for Priority Pollutants. Estimated cost: $10,000.

Shreveport BTA #15 - University - Gas station concern

     Concern: The adjoining University Exxon is a gasoline service station and solid waste landfill. This facility has a history of automotive maintenance and repair operations. Such operations require the use, storage and disposal of petroleum products, spent automotive fluids and degreasing chemicals. Past disposal practices of petroleum products or hazardous substances related to the automotive repair at the facility are unknown. Surface stains and stressed vegetation were noted in the area of the four barrels located behind the University Exxon.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to groundwater from adjoining property use. Use Geoprobe for temporary monitoring wells. Analyze groundwater for VOC and PAHs. Estimated cost:
     $4,000.

MISSISSIPPI SITES

12. Meridian BTA #11 - I-20 Toomsuba

     Concern: Surface staining observed on the subject property appears to be due to oil/gas runoff from adjoining BP station and/or Dunrite Truck Wash/Oil and Lube.

     Recommendation: No information is expected to be available from MDEQ; therefore, conduct a Phase II ESA on the site consisting of three soil borings in the area of oil staining. First objective is to determine if staining is surficial. If so, conclude de minimis condition. If not, determine vertical extent and potential impact to groundwater. Use Geoprobe for soil borings/temporary monitoring wells. Analyze soil and groundwater samples for MDEQ petroleum parameters. Estimated cost: $2,500 to $4,000 depending on whether groundwater is assessed.

13. TEXAS SITES

14. Longview BTA #2 - Bel-Air

     Concern: The LUST site, Roma Gas, is located adjacent to either the east or southeast of the subject property. At either location, due to its proximity the reported release is a concern to the subject property.

     Recommendation: Order case files from TNRCC for review (see Tyler #25 recommendation). Otherwise, conduct a Phase II ESA on the site consisting of one soil boring (two total) opposite each potential Roma Gas location. Objective is to determine if impacted groundwater has migrated beneath the site. Use Geoprobe for temporary monitoring wells. Analyze groundwater samples for TNRCC petroleum parameters. Estimated cost: $4,000.

Longview BTA #3 - Liberty City

     Concern: The property was part of the East Texas Oil Field prior to 1942. A concrete slab located near the property is a remainder of an old oil well base. Environmental concerns associated with oil field activities include potential impacts from petroleum products used to fuel drilling equipment and as a drilling mud additive, releases of crude oil from storage tanks, pipelines, and from leaking well casings, release of radio-nucleotides in production water from storage tanks and injection wells, and the presence of toxic metals and petroleum hydrocarbons in abandoned mud pits.

     Recommendation: No information is expected to be available from TNRCC or TRC; therefore, conduct a Phase II ESA on the site consisting of one soil boring to the watertable. Objective is to determine potential impact to soil and groundwater. Use Geoprobe for soil boring/temporary monitoring well. Analyze soil and groundwater for petroleum indicators. Also analyze soil for total RCRA metals. Metals analysis for groundwater would require temporary, well-developed monitoring wells with sufficient stabilization time to minimize turbidity problems. Estimated cost: $3,500 for temporary well or $6,500 for temporary wells.

Longview BTA #10 - Pine Tree

     Concern: Two state-equivalent CERCLIS facilities Pinetree Center and Northwest Village-Longview are located 1,000 and 1,400 feet northeast and potentially up gradient of the property. Both facilities have an unknown status with pollutants of VOCs and heavy metals. PPM was unable to receive information from TNRCC.

     Recommendation: Order case files from TNRCC for review (see Tyler #25 recommendation). Otherwise, a conduct a Phase II ESA on the site consisting of one soil boring to the watertable. Objective is to determine potential impact to groundwater from offsite concerns. Install one temporary monitoring well. Analyze groundwater for VOCs and total RCRA metals. Metals analysis for groundwater would require temporary, well-developed monitoring wells with sufficient stabilization time to minimize turbidity problems. Estimated cost: $6,500.

Longview BTA #26 - Scottsville

     Concern:  A Natural Gas Well is located 250 feet from the site.

     Recommendation: Because the natural gas well appears to be an isolated well, is not located close enough to the property for the mud pit to have been on site, and natural gas production generally pose less environmental risk than oil production wells, the potential impact to the site is considered minimal and no further action is recommended.

15. Texarkana BTA #1 - Eylau

     Concern: The site was formerly used for a trucking company. Specific information on the activities at this former trucking company was not available. The former trucking company poses a potential concern because such facilities often have fueling facilities or perform service work that may involve petroleum products and hazardous substances.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil borings to the watertable. Objective is to determine potential impact to soil and groundwater from past site use. Use Geoprobe for temporary monitoring wells. Analyze groundwater for VOC and PAHs. Estimated cost:
     $6,000.

16. Texarkana BTA #8 - Nash

     Concern: Alumax Mill Products, Inc. is located 100 feet north of the property. TNRCC records indicate Alumax is a large quantity hazardous waste generator and has had two LUST incidents that have or are pending case closure.

     Groundwater was impacted by the second incident, although there were no apparent threats or impacts to receptors. TNRCC records indicate that this facility has 9 or 10 tanks, 6 of which have been removed or abandoned. The remaining tanks are a 10,000-gallon oil UST for oil, a 25,000-gallon kerosene UST, an 8,000-gallon diesel UST, and a 22,000-gallon diesel AST. This facility is considered a concern due to its proximity, leak history, and large volume of stored petroleum products.

     Recommendation: Conduct a Phase II ESA on the site consisting of two soil boring/temporary monitoring wells using Geoprobe. Objective is to determine if impacted groundwater has migrated beneath the site. Analyze groundwater samples for TNRCC petroleum parameters. Estimated cost: $4,000.

Tyler BTA #06

Tyler BTA #18

Tyler BTA #23 - Glenwood

     Concern: Allied Transport, is adjacent and up gradient to the subject property. An UST leak was reported in 1988, and a drinking water aquifer or water well has been impacted.

     Recommendation: Conduct a Phase II ESA on the site consisting of two-soil boring/temporary monitoring wells using Geoprobe. Objective is to determine if impacted groundwater has migrated beneath the site. Analyze groundwater samples for TNRCC petroleum parameters. Estimated cost: $4,000.

Tyler BTA #25 - Beckham

     Concern: Exum's, Inc. is a LUST facility located adjacent to the subject property. According to the VISTA database, there was no groundwater impact and final concurrence is pending documentation on the LUST incident. Exum's UST was removed 10 years ago. However, due to its close proximity, the subject property could be impacted, so this site is a recognized environmental condition. If the site receives a "Case Closed" status, the concern will be reduced.

     Recommendation: Order case files from TNRCC for review. The most expedient method of file review would be to travel to Austin. To review files for this and other Texas projects estimated cost is $3,500.

II.  Missing Phase I Reports:
----------------------------

     Site No. LC 18
     Site No. LONG 4
     Site No. MBL 26
     Site No. MBL 41
     Site No. MON 10
     Site No. MON 24
     Site No. MONT 4
     Site No. MONT 5
     Site No. PEN 16
     Site No. SHREV 33
     Site No. TUSC 16
     Site No. VICK 5


III. The Following Sites Are Unacceptable as "Flagpole" Towers:
--------------------------------------------------------------

     Site No. ANN 5
     Site No. TEXAR 10


IV.  Missing Structural Drawings:
--------------------------------

     Site No. ALEX 6
     Site No. ALEX 20
     Site No. ALEX 34
     Site No. BIRM 6
     Site No. BIRM 7
     Site No. BIRM 9
     Site No. COLUM 3
     Site No. COLUM 4
     Site No. COLUM 13
     Site No. COLUM 14
     Site No. COLUM 17
     Site No. FLOR 9
     Site No. GAS 2
     Site No. GREEN 1
     Site No. GREEN 6
     Site No. GREEN 10
     Site No. HATTIE 14
     Site No. HSP 16
     Site No. HSP 22
     Site No. LC 12
     Site No. LC 22
     Site No. LC 25
     Site No. MEM 2
     Site No. MEM 4
     Site No. MEM 5
     Site No. MEM 6
     Site No. MER 11
     Site No. MER 15
     Site No. MER 17
     Site No. MER 19
     Site No. MON 20
     Site No. MON 23
     Site No. MONT 44
     Site No. NASH 4
     Site No. PENN 16
     Site No. TEXARK 7
     Site No. TEXARK 14
     Site No. TEXARK 20
     Site No. TEXARK 21
     Site No. TEXARK 23
     Site No. TUPELO 4
     Site No. TUPELO 5
     Site No. TUPELO 6
     Site No. TUPELO 9
     Site No. TUPELO 16
     Site No. TUPELO 17
     Site No. TUPELO 18
     Site No. TUPELO 23
     Site No. TYLER 19
     Site No. VICK 6

V.   The Missing Required Ground Lessor Consents as of the First
----------------------------------------------------------------
     Closing Closing Date:
     --------------------

     LONG 13
     MON 9
     SHREV 2
     TYLER 23

                                 Schedule 2.8

-------------------------------------------------------------------------------------------------
  Site #         (Maximum     Additional Antennas   Add'l Charge ***     # of Antennas as of
              Capacity) # of    US Unwired Would                           the date of the
              Antennas tower     like to add to                             Antenna Site
              is designed for       Towers**                                  Agreement
-------------------------------------------------------------------------------------------------
Tusc 6              12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Alex 02             24                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Mon 19              24                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Mont 4              24                  2           Free!                         6
-------------------------------------------------------------------------------------------------
Shrev 12            24                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Shrev 15            24                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Tyler 01            24                  3           Free!                         6
-------------------------------------------------------------------------------------------------
HSP 14              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
MBL 22              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
MBL 28              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
MBL 30              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
MBL 33              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Mon 25              27                  2           Free!                         6
-------------------------------------------------------------------------------------------------
Mont 5              27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
Tyler 25            27                  3           Free!                         6
-------------------------------------------------------------------------------------------------
LC 33               36                  3           Free!                         6
-------------------------------------------------------------------------------------------------
LONg 20             36                  9           3 Free; 6 Pro-Rata            6
-------------------------------------------------------------------------------------------------
Long 21             36                  9           3 Free; 6 Pro-Rata            6
-------------------------------------------------------------------------------------------------
Long 24             36                  9           3 Free; 6 Pro-Rata            6
-------------------------------------------------------------------------------------------------
Alex 05             12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 02            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 04            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 05            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 07            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 08            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 09            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 16            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Shrev 17            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Tyler 12            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Tyler 13            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Tyler 23            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Tyler 24            12                  3           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 02             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 04             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 10             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
long 11             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
long 12             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 13             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 14             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 16             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Long 25             12                  9           Pro-Rata                      6
-------------------------------------------------------------------------------------------------
Ann 5          Flagpole 1               3           *                             6
               Tenant
-------------------------------------------------------------------------------------------------
HSP 15         Flagpole 1               3           *                             6
               Tenant
-------------------------------------------------------------------------------------------------
HSP 20         Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
HSP 24         Missing Info             2           *                             6
-------------------------------------------------------------------------------------------------
Shrev 03       Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
shrev 06       Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
shrev 10       Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
shrev 11       Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
SLM 3          Missing Info             3           *                             6
-------------------------------------------------------------------------------------------------
Texar 07       Missing Info             9           *                             6
-------------------------------------------------------------------------------------------------
Texar 09       Missing Info             9           *                             6
-------------------------------------------------------------------------------------------------
Texar 10       Missing Info             9           *                             6
-------------------------------------------------------------------------------------------------
Texar 13       Missing Info             9           *                             6
-------------------------------------------------------------------------------------------------
MBL 26            Rooftop               3           *                             6
-------------------------------------------------------------------------------------------------
Tyler 16                                            *                             6
-------------------------------------------------------------------------------------------------
Tyler 19                                            *                             6
-------------------------------------------------------------------------------------------------

* To be determined based on the following criteria: If the design of the referenced Tower provides for less than 24 antennae, the cost shall be pro-rata based on the rent at the time that the option to add such antennae is exercised. If the design of the referenced Tower provides for 24 or more antennae, the first three such added antennae shall be free and the remainder of the added antennae shall be pro rata based on the rent at the time that the option to add such antennae is exercised and calculated on the basis of the original six antennae.

** Each added antenna shall have one 1' 5/8" co-ax attached to it.

*** The pro-rata calculation shall be based on the original six antenna.

                                 Schedule 3.7

                               COMPLETED TOWERS

--------------------------------------------------------------------------------------------------------------------
 Site #         Cost      Age   Service      Dep       Market         Assessed     Estimated Tax     2000 Estimated
                                 Life       Factor     Value           Value            Rate             Taxes
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ALEX 02    $  131,688.92     2 20         .93       $ 122,470.70   $  18,370.60      0.128020106     $    2,351.81
--------------------------------------------------------------------------------------------------------------------
ALEX 04    $   80,800.00     1 20         .97       $  78,376.00   $  11,756.40             0.15     $    1,763.46
--------------------------------------------------------------------------------------------------------------------
ALEX 05    $  100,291.26     2 20         .93       $  93,270.87   $  13,990.63      0.211050024     $    2,952.72
--------------------------------------------------------------------------------------------------------------------
ALEX 07    $  105,415.32     2 20         .93       $  98,036.25   $  14,705.44             0.15     $    2,205.82
--------------------------------------------------------------------------------------------------------------------
ALEX 08    $   95,651.71     1 20         .97       $  92,782.16   $  13,917.32      0.123480004     $    1,718.51
--------------------------------------------------------------------------------------------------------------------
ALEX 10    $   96,458.00     2 20         .93       $  89,705.94   $  13,455.89      0.124079929     $    1,669.61
--------------------------------------------------------------------------------------------------------------------
ALEX 11    $  105,856.98     2 20         .93       $  98,446.99   $  14,767.05       0.13096985     $    1,934.04
--------------------------------------------------------------------------------------------------------------------
ALEX 12    $  142,510.28     2 20         .93       $ 132,534.56   $  19,880.18      0.159533563     $    3,171.56
--------------------------------------------------------------------------------------------------------------------
ALEX 13    $  112,091.00     1 20         .97       $ 108,728.27   $  16,309.24      0.145449959     $    2,372.18
--------------------------------------------------------------------------------------------------------------------
ALEX 14    $   85,200.00     1 20         .97       $  82,644.00   $  12,396.60      0.162599768     $    2,015.68
--------------------------------------------------------------------------------------------------------------------
ALEX 15    $  134,562.43     2 20         .93       $ 125,143.06   $  18,771.46      0.156019889     $    2,928.72
--------------------------------------------------------------------------------------------------------------------
ALEX 16    $  101,588.00     2 20         .93       $  94,476.84   $  14,171.53      0.132950002     $    1,884.10
--------------------------------------------------------------------------------------------------------------------
ALEX 17    $  104,922.00     2 20         .93       $  97,577.46   $  14,636.62             0.15     $    2,195.49
--------------------------------------------------------------------------------------------------------------------
ALEX 18    $   89,207.62     1 20         .97       $  86,531.39   $  12,979.71      0.067500248     $      876.13
--------------------------------------------------------------------------------------------------------------------
ALEX 19    $   53,325.44     1 20         .97       $  51,725.68   $   7,758.85            0.15      $    1,163.83
--------------------------------------------------------------------------------------------------------------------
ALEX 20    $  100,916.00     2 20         .93       $  93,851.88   $  14,077.78      0.195080084     $    2,746.29
--------------------------------------------------------------------------------------------------------------------
ALEX 21    $   97,160.00     2 20         .93       $  90,358.80   $  13,553.82      0.128800247     $    1,745.74
--------------------------------------------------------------------------------------------------------------------
ALEX 22    $   89,500.00     2 20         .93       $  83,235.00   $  12,485.25       0.12813006     $    1,599.74
--------------------------------------------------------------------------------------------------------------------
ALEX 23    $   96,058.90     2 20         .93       $  89,334.78   $  13,400.22      0.159940015     $    2,143.23
--------------------------------------------------------------------------------------------------------------------
ALEX 24    $  112,849.04     2 20         .93       $ 104,949.61   $  15,742.44      0.136130028     $    2,143.02
--------------------------------------------------------------------------------------------------------------------
ALEX 25    $  111,514.00     2 20         .93       $ 103,708.02   $  15,556.20      0.118080282     $    1,836.88
--------------------------------------------------------------------------------------------------------------------
ALEX 26    $  103,619.00     2 20         .93       $  96,365.67   $  14,454.85      0.107349995     $    1,551.73
--------------------------------------------------------------------------------------------------------------------
ALEX 27    $   68,719.38     1 20         .97       $  66,657.80   $   9,998.67             0.15     $    1,499.80
--------------------------------------------------------------------------------------------------------------------
ALEX 28    $   73,500.00     1 20         .97       $  71,295.00   $  10,694.25           0.1185     $    1,267.27
--------------------------------------------------------------------------------------------------------------------
ALEX 29    $   72,549.00     1 20         .97       $  70,372.53   $  10,555.88      0.168490399     $    1,778.56
--------------------------------------------------------------------------------------------------------------------
ALEX 31    $   65,432.32     1 20         .97       $  63,469.35   $   9,520.40      0.131930233     $    1,256.03
--------------------------------------------------------------------------------------------------------------------
ALEX 32    $   89,908.00     1 20         .97       $  87,210.76   $  13,081.61             0.15     $    1,962.24
--------------------------------------------------------------------------------------------------------------------
ALEX 36    $   60,890.00     1 20         .97       $  59,063.30   $   8,859.50             0.15     $    1,328.92
--------------------------------------------------------------------------------------------------------------------
ANN 10     $   89,908.00     1 20         .97       $  87,210.76   $  17,442.15           0.0515     $      898.27
--------------------------------------------------------------------------------------------------------------------
ANN 11     $   60,890.00     1 20         .97       $  59,063.30   $  11,812.66           0.0515     $      608.35
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ANN 5      $   63,337.00     1 20         .97       $  61,436.89   $  12,287.38           0.0515     $      632.80
--------------------------------------------------------------------------------------------------------------------
ANN 8      $   89,908.00     1 20         .97       $  87,210.76   $  17,442.15           0.0515     $      898.27
--------------------------------------------------------------------------------------------------------------------
DEC 5      $   63,337.00     1 20         .97       $  61,436.89   $  12,287.38           0.0515     $      632.80
--------------------------------------------------------------------------------------------------------------------
HATT 14    $   89,908.00     1 20       0.965       $  86,761.22   $  13,014.18             0.14     $    1,821.99
--------------------------------------------------------------------------------------------------------------------
HSP 10     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 11     $   60,890.00     1 16         .93       $  56,627.70   $  11,325.54          0.09611     $    1,088.50
--------------------------------------------------------------------------------------------------------------------
HSP 13     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 14     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 15     $   63,337.00     1 16         .93       $  58,903.41   $  11,780.68          0.09611     $    1,132.24
--------------------------------------------------------------------------------------------------------------------
HSP 16     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 20     $   63,337.00     1 16         .93       $  58,903.41   $  11,780.68          0.09611     $    1,132.24
--------------------------------------------------------------------------------------------------------------------
HSP 21     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 22     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 23     $   60,890.00     1 16         .93       $  56,627.70   $  11,325.54          0.09611     $    1,088.50
--------------------------------------------------------------------------------------------------------------------
HSP 24     $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 3      $   60,890.00     1 16         .93       $  56,627.70   $  11,325.54          0.09611     $    1,088.50
--------------------------------------------------------------------------------------------------------------------
HSP 4      $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 5      $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 6      $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 7      $   60,890.00     1 16         .93       $  56,627.70   $  11,325.54          0.09611     $    1,088.50
--------------------------------------------------------------------------------------------------------------------
HSP 8      $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HSP 9      $   89,908.00     1 16         .93       $  83,614.44   $  16,722.89          0.09611     $    1,607.24
--------------------------------------------------------------------------------------------------------------------
HUNT 14    $   89,908.00     1 20       0.965       $  86,761.22   $  17,352.24           0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
HUNT 15    $   89,908.00     1 20       0.965       $  86,761.22   $  17,352.24           0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
LC 12      $   18,929.64     1 20         .97       $  18,361.75   $   2,754.26      0.160589651     $      442.31
--------------------------------------------------------------------------------------------------------------------
LC 13      $   78,290.99     2 20         .93       $  72,810.62   $  10,921.59      0.125260111     $    1,368.04
--------------------------------------------------------------------------------------------------------------------
LC 18      $   99,412.00     2 20         .93       $  92,453.16   $  13,867.97      0.091850324     $    1,273.78
--------------------------------------------------------------------------------------------------------------------
LC 20      $  187,579.16     2 20         .93       $ 174,448.62   $  26,167.29      0.190740015     $    4,991.15
--------------------------------------------------------------------------------------------------------------------
LC 21      $  163,515.08     1 20         .97       $ 158,609.63   $  23,791.44      0.124889889     $    2,971.31
--------------------------------------------------------------------------------------------------------------------
LC 22      $   93,690.00     1 20         .97       $  90,879.30   $  13,631.90      0.160390586     $    2,186.43
--------------------------------------------------------------------------------------------------------------------
LC 32      $   61,274.00     1 20         .97       $  59,435.78   $   8,915.37      0.125989671     $    1,123.24
--------------------------------------------------------------------------------------------------------------------
LC 33      $  103,656.00     2 20        0.93       $  96,400.08   $  14,460.01             0.15     $    2,169.00
--------------------------------------------------------------------------------------------------------------------
LONG 01    $   57,575.12     1 20         .96       $  55,272.12   $  55,272.12      0.017474163     $      965.83
--------------------------------------------------------------------------------------------------------------------
LONG 02    $   51,267.20     1 20         .96       $  49,216.51   $  49,216.51      0.022158757     $    1,090.58
--------------------------------------------------------------------------------------------------------------------
LONG 03    $   33,128.89     1 20         .96       $  31,803.73   $  31,803.73             0.02     $      636.07
--------------------------------------------------------------------------------------------------------------------
LONG 04    $   60,890.00     1 20         .96       $  58,454.40   $  58,454.40             0.02     $    1,169.09
--------------------------------------------------------------------------------------------------------------------
LONG 05    $   60,890.00     1 20         .96       $  58,454.40   $  58,454.40       0.02028989     $    1,186.03
--------------------------------------------------------------------------------------------------------------------
LONG 06    $   57,422.81     1 20         .96       $  55,125.90   $  55,125.90       0.01721323     $      948.89
--------------------------------------------------------------------------------------------------------------------
LONG 08    $   13,744.00     1 20         .96       $  13,194.24   $  13,194.24      0.020902816     $      275.80
--------------------------------------------------------------------------------------------------------------------
LONG 10    $   43,730.84     1 20         .96       $  41,981.61   $  41,981.61             0.02     $      839.63
--------------------------------------------------------------------------------------------------------------------
LONG 11    $   52,250.00     1 20         .96       $  50,160.00   $  50,160.00             0.02     $    1,003.20
--------------------------------------------------------------------------------------------------------------------
LONG 12    $   85,580.00     1 20         .96       $  82,156.80   $  82,156.80             0.02     $    1,643.14
--------------------------------------------------------------------------------------------------------------------
LONG 13    $   59,299.36     1 20         .96       $  56,927.39   $  56,927.39             0.02     $    1,138.55
--------------------------------------------------------------------------------------------------------------------
LONG 14    $   65,828.00     1 20         .96       $  63,194.88   $  63,194.88             0.02     $    1,263.90
--------------------------------------------------------------------------------------------------------------------
LONG 16    $   52,850.00     1 20         .96       $  50,736.00   $  50,736.00             0.02     $    1,014.72
--------------------------------------------------------------------------------------------------------------------
LONG 18    $   61,481.56     1 20         .96       $  59,022.30   $  59,022.30             0.02     $    1,180.45
--------------------------------------------------------------------------------------------------------------------
LONG 20    $   105,930.00    1 20         .96       $ 101,692.80   $ 101,692.80       0.02215875     $    2,253.39
--------------------------------------------------------------------------------------------------------------------
LONG 21    $    55,553.90    1 20         .96       $  53,331.74   $  53,331.74      0.022158751     $    1,181.76
--------------------------------------------------------------------------------------------------------------------
LONG 22    $    54,268.00    1 20         .96       $  52,097.28   $  52,097.28             0.02     $    1,041.95
--------------------------------------------------------------------------------------------------------------------
LONG 23    $   106,575.00    1 20         .96       $ 102,312.00   $ 102,312.00      0.020289894     $    2,075.90
--------------------------------------------------------------------------------------------------------------------
LONG 24    $   110,118.99    1 20         .96       $ 105,714.23   $ 105,714.23      0.022158741     $    2,342.49
--------------------------------------------------------------------------------------------------------------------
LONG 25    $    67,309.00    1 20         .96       $  64,616.64   $  64,616.64             0.02     $    1,292.33
--------------------------------------------------------------------------------------------------------------------
LONG 26    $    55,170.32    1 20         .96       $  52,963.51   $  52,963.51      0.017474143     $      925.49
--------------------------------------------------------------------------------------------------------------------
LONG 27    $    52,700.00    1 20         .96       $  50,592.00   $  50,592.00      0.001655211     $       83.74
--------------------------------------------------------------------------------------------------------------------
LONG 28    $    53,629.69    1 20         .96       $  51,484.50   $  51,484.50             0.02     $    1,029.69
--------------------------------------------------------------------------------------------------------------------
LONG 29    $    61,850.00    1 20         .96       $  59,376.00   $  59,376.00      0.003659919     $      217.31
--------------------------------------------------------------------------------------------------------------------
LONG 31    $    54,937.63    1 20         .96       $  52,740.12   $  52,740.12      0.017213224     $      907.83
--------------------------------------------------------------------------------------------------------------------
LONG 32    $    57,842.58    1 20         .96       $  55,528.88   $  55,528.88      0.019090446     $    1,060.07
--------------------------------------------------------------------------------------------------------------------
LONG 33    $    89,908.00    1 20         .96       $  86,311.68   $  86,311.68             0.02     $    1,726.23
--------------------------------------------------------------------------------------------------------------------
MBL 1      $    60,890.00    1 20       0.965       $  58,758.85   $  11,751.77           0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MBL 22     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MBL 26     $     75,000.00   1 20       0.965       $  72,375.00   $   14,475.00          0.0515     $      745.46
--------------------------------------------------------------------------------------------------------------------
MBL 28     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MBL 30     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MBL 33     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MBL 34     $     60,890.00   1 20       0.965       $  58,758.85   $   11,751.77          0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MBL 35     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MBL 41     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MER 10     $     60,890.00   1 20       0.965       $  58,758.85   $   11,751.77          0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MER 15     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MER 16     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MER 18     $    117,157.00   1 20       0.965       $ 113,056.51   $   16,958.48            0.14     $    2,374.19
--------------------------------------------------------------------------------------------------------------------
MER 9      $     60,890.00   1 20       0.965       $  58,758.85   $   11,751.77          0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MON 03     $    138,972.43   2 20         .93       $ 129,244.36   $   19,386.65     0.118269948     $    2,292.86
--------------------------------------------------------------------------------------------------------------------
MON 04     $     63,337.00   1 20         .97       $  61,436.89   $    9,215.53     0.077830119     $      717.25
--------------------------------------------------------------------------------------------------------------------
MON 05     $     95,986.75   1 20         .97       $  93,107.15   $   13,966.07         0.12365     $    1,726.90
--------------------------------------------------------------------------------------------------------------------
MON 08     $     97,697.20   2 20         .93       $  90,858.40   $   13,628.76     0.121859974     $    1,660.80
--------------------------------------------------------------------------------------------------------------------
MON 09     $    130,219.00   2 20         .93       $ 121,103.67   $   18,165.55     0.135259456     $    2,457.06
--------------------------------------------------------------------------------------------------------------------
MON 10     $     47,577.00   1 20         .97       $  46,149.69   $    6,922.45            0.12     $      830.69
--------------------------------------------------------------------------------------------------------------------
MON 11     $     89,908.00   1 20         .97       $  87,210.76   $   13,081.61            0.12     $    1,569.79
--------------------------------------------------------------------------------------------------------------------
MON 12     $     60,890.00   1 20         .97       $  59,063.30   $    8,859.50     0.112840071     $      999.71
--------------------------------------------------------------------------------------------------------------------
MON 13     $     60,890.00   1 20         .97       $  59,063.30   $    8,859.50     0.078839695     $      698.48
--------------------------------------------------------------------------------------------------------------------
MON 16     $    106,976.17   1 20         .97       $ 103,766.88   $   15,565.03     0.121779913     $    1,895.51
--------------------------------------------------------------------------------------------------------------------
MON 17     $      3,474.27   1 20         .97       $   3,370.04   $      505.51     0.108850114     $       55.02
--------------------------------------------------------------------------------------------------------------------
MON 08     $    106,362.00   1 20         .97       $ 103,171.14   $   15,475.67            0.12     $    1,857.08
--------------------------------------------------------------------------------------------------------------------
MON 19     $     92,675.00   1 20         .97       $  89,894.75   $   13,484.21         0.12365     $    1,667.32
--------------------------------------------------------------------------------------------------------------------
MON 23     $     63,337.00   1 20         .97       $  61,436.89   $    9,215.53            0.12     $    1,105.86
--------------------------------------------------------------------------------------------------------------------
MON 24     $     89,908.00   1 20         .97       $  87,210.76   $   13,081.61            0.12     $    1,569.79
--------------------------------------------------------------------------------------------------------------------
MON 25     $     89,908.00   1 20         .97       $  87,210.76   $   13,081.61            0.12     $    1,569.79
--------------------------------------------------------------------------------------------------------------------
MONT 22    $     60,890.00   1 20       0.965       $  58,758.85   $   11,751.77          0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MONT 38    $     60,890.00   1 20       0.965       $  58,758.85   $   11,751.77          0.0515     $      605.22
--------------------------------------------------------------------------------------------------------------------
MONT 4     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MONT 44    $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
MONT 5     $     89,908.00   1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
SHREV 02   $    100,066.00   2 20         .93       $  93,061.38   $   13,959.21     0.199590124     $    2,786.12
--------------------------------------------------------------------------------------------------------------------
SHREV 03   $    114,629.00   2 20         .93       $ 106,604.97   $   15,990.75     0.126289882     $    2,019.47
--------------------------------------------------------------------------------------------------------------------
SHREV 04   $     85,536.00   2 20         .93       $  79,548.48   $   11,932.27     0.199589975     $    2,381.56
--------------------------------------------------------------------------------------------------------------------
SHREV 05   $     98,979.93   2 20         .93       $  92,051.33   $   13,807.70     0.202800129     $    2,800.20
--------------------------------------------------------------------------------------------------------------------
SHREV 06   $    109,886.93   2 20         .93       $ 102,194.84   $   15,329.23     0.199589969     $    3,059.56
--------------------------------------------------------------------------------------------------------------------
SHREV 07   $     86,500.00   2 20         .93       $  80,445.00   $   12,066.75      0.19958994     $    2,408.40
--------------------------------------------------------------------------------------------------------------------
SHREV 08   $     95,412.00   2 20         .93       $  88,733.16   $   13,309.97     0.126289804     $    1,680.91
--------------------------------------------------------------------------------------------------------------------
SHREV 09   $     99,458.00   1 20         .97       $  96,474.26   $   14,471.14         0.12629     $    1,827.56
--------------------------------------------------------------------------------------------------------------------
SHREV 10   $    117,550.00   1 20         .97       $ 114,023.50   $   17,103.53     0.199589981     $    3,413.69
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
SHREV 11   $     97,750.00   1 20         .97       $  94,817.50   $   14,222.63     0.160660016     $    2,285.01
--------------------------------------------------------------------------------------------------------------------
SHREV 12   $    138,691.00   2 20         .93       $ 128,982.63   $   19,347.39     0.199589981     $    3,861.55
--------------------------------------------------------------------------------------------------------------------
SHREV 15   $     90,095.00   2 20         .93       $  83,788.35   $   12,568.25     0.202800075     $    2,548.84
--------------------------------------------------------------------------------------------------------------------
SHREV 16   $     94,368.00   2 20         .93       $  87,762.24   $   13,164.34     0.199590164     $    2,627.47
--------------------------------------------------------------------------------------------------------------------
SHREV 17   $     99,037.00   2 20         .93       $  92,104.41   $   13,815.66     0.126289855     $    1,744.78
--------------------------------------------------------------------------------------------------------------------
SHREV 18   $     60,890.00   1 20         .97       $  59,063.30   $    8,859.50     0.087540428     $      775.56
--------------------------------------------------------------------------------------------------------------------
SHREV 20   $   123,845.00    1 20         .97       $ 120,129.65   $   18,019.45      0.09553012     $    1,721.40
--------------------------------------------------------------------------------------------------------------------
SHREV 21   $   106,953.14    2 20         .93       $  99,466.42   $   14,919.96     0.078589931     $    1,172.56
--------------------------------------------------------------------------------------------------------------------
SHREV 22   $    94,958.34    2 20         .93       $  88,311.26   $   13,246.69     0.078589972     $    1,041.06
--------------------------------------------------------------------------------------------------------------------
SHREV 23   $   100,009.16    2 20         .93       $  93,008.52   $   13,951.28      0.08892039     $    1,240.55
--------------------------------------------------------------------------------------------------------------------
SHREV 24   $   103,006.37    2 20         .93       $  95,795.92   $   14,369.39     0.174719891     $    2,510.62
--------------------------------------------------------------------------------------------------------------------
SHREV 25   $   104,200.00    2 20         .93       $  96,906.00   $   14,535.90     0.103250086     $    1,500.83
--------------------------------------------------------------------------------------------------------------------
SHREV 26   $   121,161.48    1 20         .97       $ 117,526.64   $   17,629.00     0.172420255     $    3,039.60
--------------------------------------------------------------------------------------------------------------------
SHREV 27   $   143,090.94    2 20         .93       $ 133,074.57   $   19,961.19     0.114599782     $    2,287.55
--------------------------------------------------------------------------------------------------------------------
SHREV 28   $   144,770.25    1 20         .97       $ 140,427.14   $   21,064.07     0.078240119     $    1,648.06
--------------------------------------------------------------------------------------------------------------------
SHREV 30   $    52,711.57    1 20         .97       $  51,130.22   $    7,669.53            0.17     $    1,303.82
--------------------------------------------------------------------------------------------------------------------
SHREV 31   $    60,251.31    1 20         .97       $  58,443.77   $    8,766.57     0.132060284     $    1,157.72
--------------------------------------------------------------------------------------------------------------------
SHREV 32   $    57,038.49    1 20         .97       $  55,327.34   $    8,299.10            0.17     $    1,410.85
--------------------------------------------------------------------------------------------------------------------
SHREV 33   $    11,172.45    1 20         .97       $  10,837.28   $    1,625.59      0.09957051     $      161.86
--------------------------------------------------------------------------------------------------------------------
SHREV 34   $    56,468.55    1 20         .97       $  54,774.49   $    8,216.17            0.17     $    1,396.75
--------------------------------------------------------------------------------------------------------------------
SHREV 35   $    56,439.40    1 20         .97       $  54,746.22   $    8,211.93         0.13474     $    1,106.48
--------------------------------------------------------------------------------------------------------------------
SHREV 36   $    75,714.30    1 20         .97       $  73,442.87   $   11,016.43            0.17     $    1,872.79
--------------------------------------------------------------------------------------------------------------------
SHREV 37   $    47,435.10    1 20         .97       $  46,012.05   $    6,901.81     0.111420055     $      769.00
--------------------------------------------------------------------------------------------------------------------
SHREV 38   $    89,908.00    1 20         .97       $  87,210.76   $   13,081.61     0.088919387     $    1,163.21
--------------------------------------------------------------------------------------------------------------------
SHREV 56   $   117,157.00    1 20         .97       $ 113,642.29   $   17,046.34            0.17     $    2,897.88
--------------------------------------------------------------------------------------------------------------------
SHREV 58   $    60,890.00    1 20         .97       $  59,063.30   $    8,859.50            0.17     $    1,506.11
--------------------------------------------------------------------------------------------------------------------
SHREV 60   $    99,412.00    1 20         .97       $  96,429.64   $   14,464.45            0.17     $    2,458.96
--------------------------------------------------------------------------------------------------------------------
SHREV 61   $   117,157.00    1 20         .97       $ 113,642.29   $   17,046.34            0.17     $    2,897.88
--------------------------------------------------------------------------------------------------------------------
SLM 3      $    89,908.00    1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
SLM 6      $    89,908.00    1 20       0.965       $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
TEXAR 01   $    80,425.45    1 20         .96       $  77,208.43   $   77,208.43            0.02     $    1,544.17
--------------------------------------------------------------------------------------------------------------------
TEXAR 02   $    45,232.56    1 20         .96       $  43,423.26   $   43,423.26            0.02     $      868.47
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TEXAR 03   $    67,542.07    1 20         .96       $  64,840.39   $   64,840.39            0.02     $    1,296.81
--------------------------------------------------------------------------------------------------------------------
TEXAR 04   $    89,908.00    1 20         .96       $  86,311.68   $   86,311.68            0.02     $    1,726.23
--------------------------------------------------------------------------------------------------------------------
TEXAR 05   $    53,832.38    1 20         .96       $  51,679.08   $   51,679.08            0.02     $    1,033.58
--------------------------------------------------------------------------------------------------------------------
TEXAR 07   $    63,135.90    1 20         .96       $  60,610.46   $   60,610.46            0.02     $    1,212.21
--------------------------------------------------------------------------------------------------------------------
TEXAR 08   $    91,752.69    1 20         .96       $  88,082.58   $   88,082.58            0.02     $    1,761.65
--------------------------------------------------------------------------------------------------------------------
TEXAR 09   $    75,736.64    1 16         .93       $  70,435.08   $   14,087.02          0.1001     $    1,410.11
--------------------------------------------------------------------------------------------------------------------
TEXAR 10   $    52,083.38    1 20         .96       $  50,000.04   $   50,000.04            0.02     $    1,000.00
--------------------------------------------------------------------------------------------------------------------
TEXAR 11   $    47,775.30    1 16         .93       $  44,431.03   $    8,886.21          0.1001     $      889.51
--------------------------------------------------------------------------------------------------------------------
TEXAR 12   $    60,890.00    1 16         .93       $  56,627.70   $   11,325.54          0.1001     $    1,133.69
--------------------------------------------------------------------------------------------------------------------
TEXAR 13   $    60,890.00    1 16         .93       $  56,627.70   $   11,325.54          0.1001     $    1,133.69
--------------------------------------------------------------------------------------------------------------------
TEXAR 14   $    60,890.00    1 16         .93       $  56,627.70   $   11,325.54          0.1001     $    1,133.69
--------------------------------------------------------------------------------------------------------------------
TEXAR 16   $    60,890.00    1 16         .93       $  56,627.70   $   11,325.54          0.1001     $    1,133.69
--------------------------------------------------------------------------------------------------------------------
TEXAR 17   $    95,217.00    1 20         .96       $  91,408.32   $   91,408.32            0.02     $    1,828.17
--------------------------------------------------------------------------------------------------------------------
TEXAR 18   $    60,890.00    1 16         .93       $  56,627.70   $   11,325.54          0.1001     $    1,133.69
--------------------------------------------------------------------------------------------------------------------
TEXAR 19   $    89,908.00    1 20         .96       $  86,311.68   $   86,311.68            0.02     $    1,726.23
--------------------------------------------------------------------------------------------------------------------
TEXAR 20   $    97,124.09    1 20         .96       $  93,239.13   $   93,239.13            0.02     $    1,864.78
--------------------------------------------------------------------------------------------------------------------
TEXAR 21   $   144,620.69    1 20         .96       $ 138,835.86   $  138,835.86            0.02     $    2,776.72
--------------------------------------------------------------------------------------------------------------------
TEXAR 22   $    93,860.00    1 20         .96       $  90,105.60   $   90,105.60            0.02     $    1,802.11
--------------------------------------------------------------------------------------------------------------------
TEXAR 23   $    55,632.85    1 16         .93       $  51,738.55   $   10,347.71          0.1001     $    1,035.81
--------------------------------------------------------------------------------------------------------------------
TEXAR 25   $    71,710.92    1 16         .93       $  66,691.16   $   13,338.23          0.1001     $    1,335.16
--------------------------------------------------------------------------------------------------------------------
TEXAR 26   $   100,765.38    1 20         .96       $  96,734.76   $   96,734.76            0.02     $    1,934.70
--------------------------------------------------------------------------------------------------------------------
TUSC 16    $    89,908.00    1 20         0.965     $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
TUSC 6     $   89,908.00     1 20         0.965     $  86,761.22   $   17,352.24          0.0515     $      893.64
--------------------------------------------------------------------------------------------------------------------
TYLER 01   $   42,314.25     1 20           .96     $  40,621.68   $   40,621.68            0.02     $      812.43
--------------------------------------------------------------------------------------------------------------------
TYLER 02   $   60,890.00     1 20           .96     $  58,454.40   $   58,454.40            0.02     $    1,169.09
--------------------------------------------------------------------------------------------------------------------
TYLER 04   $   83,450.00     1 20           .96     $  80,112.00   $   80,112.00            0.02     $    1,602.24
--------------------------------------------------------------------------------------------------------------------
TYLER 06   $   89,908.00     1 20           .96     $  86,311.68   $   86,311.68            0.02     $    1,726.23
--------------------------------------------------------------------------------------------------------------------
TYLER 07   $   59,650.00     1 20           .96     $  57,264.00   $   57,264.00            0.02     $    1,145.28
--------------------------------------------------------------------------------------------------------------------
TYLER 08   $   51,682.90     1 20           .96     $  49,615.58   $   49,615.58            0.02     $      992.31
--------------------------------------------------------------------------------------------------------------------
TYLER 09   $   53,955.72     1 20           .96     $  51,797.49   $   51,797.49            0.02     $    1,035.95
--------------------------------------------------------------------------------------------------------------------
TYLER 10   $    7,750.00     1 20           .96     $   7,440.00   $    7,440.00            0.02     $      148.80
--------------------------------------------------------------------------------------------------------------------
TYLER 11   $   33,407.41     1 20           .96     $  32,071.11   $   32,071.11            0.02     $      641.42
--------------------------------------------------------------------------------------------------------------------
TYLER 12   $  101,395.61     1 20           .96     $  97,339.79   $   97,339.79            0.02     $    1,946.80
--------------------------------------------------------------------------------------------------------------------
TYLER 13   $   91,752.69     1 20           .96     $  88,082.58   $   88,082.58            0.02     $    1,761.65
--------------------------------------------------------------------------------------------------------------------
TYLER 14   $   55,277.29     1 20           .96     $  53,066.20   $   53,066.20            0.02     $    1,061.32
--------------------------------------------------------------------------------------------------------------------
TYLER 16   $   52,800.00     1 20           .96     $  50,688.00   $   50,688.00            0.02     $    1,013.76
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TYLER 17  $   52,669.20      1 20          .96    $ 50,562.43    $50,562.43                 0.02   $  1,011.25
--------------------------------------------------------------------------------------------------------------------
TYLER 18  $   89,279.81      1 20          .96    $ 85,708.62    $85,708.62                 0.02   $  1,714.17
--------------------------------------------------------------------------------------------------------------------
TYLER 19  $   87,418.13      1 20          .96    $ 83,921.40    $83,921.40                 0.02   $  1,678.43
--------------------------------------------------------------------------------------------------------------------
TYLER 20  $   98,426.32      1 20          .96    $ 94,489.27    $94,489.27                 0.02   $  1,889.79
--------------------------------------------------------------------------------------------------------------------
TYLER 21  $   51,750.00      1 20          .96    $ 49,680.00    $49,680.00                 0.02   $    993.60
--------------------------------------------------------------------------------------------------------------------
TYLER 23  $   60,519.33      1 20          .96    $ 58,098.56    $58,098.56                 0.02   $  1,161.97
--------------------------------------------------------------------------------------------------------------------
TYLER 24  $   67,677.37      1 20          .96    $ 64,970.28    $64,970.28                 0.02   $  1,299.41
--------------------------------------------------------------------------------------------------------------------
TYLER 25  $   55,700.00      1 20          .96    $ 53,472.00    $53,472.00                 0.02   $  1,069.44
--------------------------------------------------------------------------------------------------------------------
TYLER 27  $   89,908.00      1 20          .96    $ 86,311.68    $86,311.68                 0.02   $  1,726.23
--------------------------------------------------------------------------------------------------------------------
TYLER 28  $   60,890.00      1 20          .96    $ 58,454.40    $58,454.40                 0.02   $  1,169.09
--------------------------------------------------------------------------------------------------------------------
VICK 5    $  117,157.00      1 20         0.965   $113,056.51    $16,958.48                 0.14   $  2,374.19
--------------------------------------------------------------------------------------------------------------------
          $17,269,67.22                                                                            $313,442.90
--------------------------------------------------------------------------------------------------------------------

                                                              PENDING
--------------------------------------------------------------------------------------------------------------------
 Site #         Cost      Age   Service     Dep         Market       Assessed     Estimated Tax     2000 Estimated
                                  Life     Factor       Value         Value            Rate             Taxes
--------------------------------------------------------------------------------------------------------------------
ALEX 6    $     101,800      2 20         0.93       94674       $14,201.10                 0.15   $  2,130.17
--------------------------------------------------------------------------------------------------------------------
ALEX 34   $      89,908      1 20         0.97       87210.76    $13,081.61                 0.15   $  1,962.24
--------------------------------------------------------------------------------------------------------------------
BIRM 06   $      60,890      1 20         0.965      58758.85    $11,751.77               0.0515   $    605.22
--------------------------------------------------------------------------------------------------------------------
BIRM 7    $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
BIRM 9    $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
BIRM 10   $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
BIRM 11   $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
BIRM 12   $      60,890      1 20         0.965      58758.85    $11,751.77               0.0515   $    605.22
--------------------------------------------------------------------------------------------------------------------
BIRM 13   $      60,890      1 20         0.965      58758.85    $11,751.77               0.0515   $    605.22
--------------------------------------------------------------------------------------------------------------------
BIRM 17   $      60,890      1 20         0.965      58758.85    $11,751.77               0.0515   $    605.22
--------------------------------------------------------------------------------------------------------------------
COL 3     $      75,000      1 20         0.965      72375       $10,856.25              0.13397   $  1,454.41
--------------------------------------------------------------------------------------------------------------------
COL 04    $      60,890      1 20         0.965      58758.85    $ 8,813.83              0.13397   $  1,180.79
--------------------------------------------------------------------------------------------------------------------
COL 07    $      89,908      1 20         0.965      86761.22    $13,014.18              0.13397   $  1,743.51
--------------------------------------------------------------------------------------------------------------------
COL 13    $      60,890      1 20         0.965      58758.85    $ 8,813.83              0.13397   $  1,180.79
--------------------------------------------------------------------------------------------------------------------
COL 14    $      75,000      1 20         0.965      72375       $10,856.25              0.13397   $  1,454.41
--------------------------------------------------------------------------------------------------------------------
COL 17    $      89,908      1 20         0.965      86761.22    $13,014.18              0.13397   $  1,743.51
--------------------------------------------------------------------------------------------------------------------
FLO 08    $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
GAD 2     $      75,000      1 20         0.965      72375       $14,475.00               0.0515   $    745.46
--------------------------------------------------------------------------------------------------------------------
GREEN 01  $      89,908      1 20         0.965      86761.22    $13,014.18              0.15788   $  2,054.68
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GREEN 06     $89,908         1 20         0.965     86761.22    $13,014.18              0.15788      $ 2,054.68
--------------------------------------------------------------------------------------------------------------------
GREEN 09     $89,908         1 20         0.965     58758.85    $ 8,813.83              0.15788      $ 1,391.53
--------------------------------------------------------------------------------------------------------------------
GREEN 10     $60,890         1 20         0.965     72375       $10,856.25              0.15788      $ 1,713.98
--------------------------------------------------------------------------------------------------------------------
LC 24        $75,000         1 20         0.965     72375       $10,856.25                 0.15      $ 1,628.44
--------------------------------------------------------------------------------------------------------------------
LC 25        $75,000         1 20         0.965     72375       $10,856.25                 0.15      $ 1,628.44
--------------------------------------------------------------------------------------------------------------------
MBL 5        $75,000         1 20         0.965     72375       $14,475.00               0.0515      $   745.46
--------------------------------------------------------------------------------------------------------------------
MCC 13       $75,000         1 20         0.965     72375       $10,856.25                 0.14      $ 1,519.88
--------------------------------------------------------------------------------------------------------------------
MEM 04       $75,000         1 20         0.965     72375       $10,856.25                 0.14      $ 1,519.88
--------------------------------------------------------------------------------------------------------------------
MER 3        $75,000         1 20         0.965     72375       $10,856.25                 0.14      $ 1,519.88
--------------------------------------------------------------------------------------------------------------------
MER 11       $75,000         1 20         0.965     86761.22    $17,352.24               0.0515      $   893.64
--------------------------------------------------------------------------------------------------------------------
MER 17       $89,908         1 20         0.965     72375       $10,856.25                 0.14      $ 1,519.88
--------------------------------------------------------------------------------------------------------------------
MER 19       $75,000         1 20         0.965     86761.22    $13,014.18                 0.14      $ 1,821.99
--------------------------------------------------------------------------------------------------------------------
MON 20       $89,908         1 20         0.965     72375       $10,856.25                 0.12      $ 1,302.75
--------------------------------------------------------------------------------------------------------------------
NASH 04      $75,000         1 20         0.965     86761.22    $26,028.37               0.0465      $ 1,210.32
--------------------------------------------------------------------------------------------------------------------
PEN 12       $89,908         1 20         0.965     72375       $72,375.00              .018802      $ 1,360.79
--------------------------------------------------------------------------------------------------------------------
PEN 16       $75,000         1 20         0.965     72375       $72,375.00              .018802      $ 1,360.79
--------------------------------------------------------------------------------------------------------------------
PEN 33       $75,000         1 20         0.965     72375       $72,375.00              .018802      $ 1,360.79
--------------------------------------------------------------------------------------------------------------------
TUP 04       $75,000         1 20         0.965     86761.22    $13,014.18                 0.14      $ 1,821.99
--------------------------------------------------------------------------------------------------------------------
TUSC 09      $89,908         1 20         0.965     72375       $14,475.00               0.0515      $   745.46
--------------------------------------------------------------------------------------------------------------------
TUSC 17      $75,000         1 20         0.965     86761.22    $17,352.24               0.0515      $   893.64
--------------------------------------------------------------------------------------------------------------------
TUSC 20      $89,908         1 20         0.965     58758.85    $11,751.77               0.0515      $   605.22
--------------------------------------------------------------------------------------------------------------------
TUSC 23      $60,890         1 20         0.965     58758.85    $11,751.77               0.0515      $   605.22
--------------------------------------------------------------------------------------------------------------------
VICK 6       $60,890         1 20         0.965     58758.85    $ 8,813.83                 0.14      $ 1,233.94
--------------------------------------------------------------------------------------------------------------------
                                                                                                     $52,256.71
--------------------------------------------------------------------------------------------------------------------

                                  Schedule 5.14

----------------------------------------------------------------------------------------------------------------------------
                                                     UNDER CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------
   Site #             BTA           BTA #      Location Name     E-911 Address          City                ST         ZIP
----------------------------------------------------------------------------------------------------------------------------
BIRM 10        Chilton Counties       44         Rockford
----------------------------------------------------------------------------------------------------------------------------
BIRM 11        Chilton Counties       44          Weoka        Rt. 1, Box 72            Rockford            AL        35136
----------------------------------------------------------------------------------------------------------------------------
BIRM 12        Chilton Counties       44        Goodwater      Rt. 3, Box 128-H         Goodwater           AL        35072
----------------------------------------------------------------------------------------------------------------------------
BIRM 13        Chilton Counties       44         Kellyton      US Hwy 280               Kellyton            AL        35089
----------------------------------------------------------------------------------------------------------------------------
BIRM 17        Chilton Counties       44        Gold Ridge     3617 M.L. King St.       Camp Hill           AL        36850
----------------------------------------------------------------------------------------------------------------------------
COL 06             Columbus           94        Shuqualak      67 Running Water Rd.     Shuqualak           MS        39361
----------------------------------------------------------------------------------------------------------------------------
COL 07             Columbus           94       Columbus AFB    10917 Hwy 45 North       Columbus            MS        39705
----------------------------------------------------------------------------------------------------------------------------
GREEN 09          Greenville         175         McCarley                                                   MS
----------------------------------------------------------------------------------------------------------------------------
HSP 20            Hot Springs        193          Albert       103 Doris Court          Hot Springs         AR        71913
----------------------------------------------------------------------------------------------------------------------------
MCC 13              McComb           269         Chatawa       1132 Nolan Felder road   Magnolia            MS        39652
----------------------------------------------------------------------------------------------------------------------------
MER 3              Meridian          292           WOKK        10516 Waters Road        Meridian            MS        39307
----------------------------------------------------------------------------------------------------------------------------
MER 16             Meridian          292         Coatopa       410 Sumter 25            Coatopa             AL        35470
----------------------------------------------------------------------------------------------------------------------------
MER 20             Meridian          292     Meridian Station  9065 North Hwy. 45       Meridian            MS        39302
----------------------------------------------------------------------------------------------------------------------------
MER 21             Meridian          292          Marion       7689A Hwy 45 North       Meridian            MS        39305
----------------------------------------------------------------------------------------------------------------------------
TUSC 20           Tuscaloosa         450         McShane       Hwy 82                   Millpost            AL        35576
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           PENDING
----------------------------------------------------------------------------------------------------------------------------
   Site #             BTA           BTA #      Location Name     E-911 Address          City                ST         ZIP
----------------------------------------------------------------------------------------------------------------------------
FLO 08             Florence          146       Littleville     234 Huckleberry Lane     Tuscumbia           AL        35674
----------------------------------------------------------------------------------------------------------------------------
HUNT 15           Huntsville         198       Mount Carmel    971 Loper Lane           Guntersville        AL        35976
----------------------------------------------------------------------------------------------------------------------------
PENS 33            Pensacola         343       Bayou Chico     651 Edgecliff Drive      Pensacola           FL        32506
----------------------------------------------------------------------------------------------------------------------------
SLM 1                Selma           415        S. Browns      23015 US Hwy 80 West     Marion Junction     AL        36759
----------------------------------------------------------------------------------------------------------------------------
TUSC 20           Tuscaloosa         450         McShane       Hwy 82                   Millpost            AL        35576
----------------------------------------------------------------------------------------------------------------------------
VICK 5             Vicksburg         455      US 61 - Yokena                            Vicksburg           MS
----------------------------------------------------------------------------------------------------------------------------